NUVEEN TAX-FREE UNIT TRUST
PROSPECTUS
Part One
March 15, 1996
Note:  This Prospectus may be used only when accompanied by Part Two.
See Part Two for the OSchedules of Investments,O essential information based thereon, and financial statements, including the report of independent public accountants, relating to the Series of the Trust offered hereby. THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax under existing law and, in the case of a State Trust, from certain state income taxes in the state for which such state Trust is named. All Bonds (as defined herein) in each Traditional Trust (as defined herein) were rated in the category A or better by either Standard & PoorOs, a division of The McGraw Hill Companies (OStandard & PoorOsO or OS&PO) or MoodyOs Investors Service, Inc. (OMoodyOsO), on the date each Series was established (BBB or Baa, respectively, or better by such services in the case of National Trust 76 and earlier National Trusts and SP-1 or MIG 2 or better in the case of a Short Term Trust). All Bonds in each Insured Trust (as defined herein) are covered by policies of insurance obtained from the MBIA Insurance Corporation (OMBIAO) or the Municipal Bond Insurance Association guaranteeing payment of principal and interest when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Insured Trusts have received a rating of Aaa by MoodyOs and a rating of AAA by Standard & PoorOs. Insurance relates only to the Bonds in the Insured Trusts and not to the Units offered or to their market value. THE OBJECTIVES of the Trusts are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Trusts). (See OTax Status of Unitholders.O) The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds to meet their obligations thereunder. There is no guarantee that the TrustsO objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption. INTEREST INCOME to each Trust in a Series of the Nuveen Tax-Free Unit Trust and to the Unitholders thereof, in the opinion of counsel, under existing law, is exempt from Federal income tax, and, in the case of a State Trust, from state income taxes in the state for which such State Trust is named. Capital gains, if any, are subject to tax per Unit for a particular Trust. PUBLIC OFFERING PRICE. The Public Offering Price per Unit for a particular Trust for Osecondary marketO sales is equal to a pro rata share of the sum of bid prices per Unit of the Bonds in such Trust plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption OPublic Offering PriceO based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Trust. See the table in Public Offering Price regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement.
(See OPublic Offering Price.O) The minimum purchase is either $5,000 or 50 Units, whichever is less. The bid prices of the Bonds in a portfolio may represent a OmarketO discount from or premium over the par value of the Bonds. THE UNITS being offered by this Prospectus are issued and outstanding Units that have either been reacquired by John Nuveen & Co. Incorporated through the purchase of Units tendered to the Trustee for redemption or by purchase by John NuveenE& Co. Incorporated or dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption OHow Units May Be Redeemed Without Charge.O Any profit or loss resulting from the sale of the Units will accrue to John Nuveen & Co. Incorporated or dealers and no proceeds from the sale will be received by the Trusts. MARKET. A Unitholder may redeem Units at the office of the Trustee, The Chase Manhattan Bank, N.A., at prices based upon the bid prices of the Bonds in such Trust. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.




Both parts of this Prospectus should be retained for future reference.
Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
The Nuveen Tax-Free Unit Trust - Description	1
Insurance on Bonds in Insured Trusts	2
Insurance on Certain Bonds in Traditional Trusts	3
Public Offering Price	4
Accrued Interest	6
Estimated Long Term Return and Estimated Current Return	6
Determination of the Price of Bonds at Date of Deposit	7
Selection of Bonds for Deposit in the Trusts	7
Alabama Trusts D Economic Factors	12
Arizona Trusts D Economic Factors	13
California Trusts D Economic Factors	15
Colorado Trusts D Economic Factors	20
Connecticut Trusts - Economic Factors	22
Florida Trusts - Economic Factors	24
Georgia Trusts - Economic Factors	27
Maryland Trusts - Economic Factors	28
Massachusetts Trusts D Economic Factors	29
Michigan Trusts - Economic Factors	34
Minnesota Trusts - Economic Factors	36
Missouri Trusts - Economic Factors	37
New Jersey Trusts D Economic Factors	38
New York Trusts D Economic Factors	40
North Carolina Trusts D Economic Factors	45
Ohio Trust D Economic Factors	45
Oregon Trusts D Economic Factors	48
Pennsylvania Trusts D Economic Factors	48
Tennessee Trusts D Economic Factors	51
Texas Trusts D Economic Factors	52
Virginia Trusts D Economic Factors	54
Tax Status of Unitholders	56
Taxable Equivalent Yields	58
Alabama Trusts D Tax Matters	59
Arizona Trusts D Tax Matters	60
California Trusts D Tax Matters	60
Colorado Trusts D Tax Matters	61
Connecticut Trusts D Tax Matters	62
Florida Trusts D Tax Matters	63
Georgia Trusts D Tax Matters	63
Maryland Trusts D Tax Matters	64
Massachusetts Trusts D Tax Matters	65
Michigan Trusts  D Tax Matters	65
Minnesota Trusts D Tax Matters	66
Missouri Trusts D Tax Matters	67
New Jersey D Tax Matters	67
New York Trusts D Tax Matters	68
North Carolina D Tax Matters	69
Ohio Trusts D Tax Matters	69
Oregon Trusts D Tax Matters	70
Pennsylvania Trusts D Tax Matters	70
Tennessee Trusts D Tax Matters	71
Texas Trusts D Tax Matters	72
Virginia Trusts D Tax Matters	72
Counsel For Trustee	73
Operating Expenses	73
Distributions To Unitholders	74
National Traditional Trusts 4 Through 39 D Semi-Annual Distributions	74
National Traditional Trust 40 and Subsequent National Traditional Trusts	75
Accumulation Plan	75
The Bond Fund	76
Tax-Free Reserves	76
The California Fund	76
The Tax-Free Bond Fund	76
The Insured Bond Fund	77
The Money Market Fund	77
The Multistate Trust	77
Detailed Reports To Unitholders	77
Unit Value and Evaluation	78
Distribution of Units To The Public	78
Ownership and Transfer of Units	79
Replacement of Lost, Stolen or Destroyed Certificates	80
Market For Units	80
How Units May Be Redeemed Without Charge	80
How Units May Be Purchased By The Sponsor	81
How Bonds May Be Removed From The Trusts	81
Information About The Trustee	82
Limitations on Liabilities of Sponsor and Trustee	82
Successor Trustees And Sponsors	82
Information About The Sponsor	82
Amendment and Termination of Indenture	83
Legal Opinion	84
Auditors	84
Description of Ratings (as published by the rating companies)	84


The Nuveen Tax-Free Unit TrustThe Nuveen Tax-Free Unit Trust - Description
Each Series of the Nuveen Tax-Free Unit Trust (the OTrustO) is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the OTraditional Trusts,O the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the OInsured Trusts,O and the state trusts (both Traditional and Insured) are sometimes referred to as the OState Trusts.O The general term OTrust(s)O should be understood to refer collectively to both Traditional and Insured Trusts. Each Trust includes only Bonds that are, in the opinion of counsel, exempt from Federal income tax and, in the case of a State Trust, from certain taxation in the state for which such State Trust is named. Each Series was created under the laws of the state of New York pursuant to a Trust Indenture and Agreement (the OIndentureO) between John Nuveen & Co. Incorporated (the OSponsorO) and The Chase Manhattan Bank, N.A. (the OTrusteeO). The objectives of the Trusts are income exempt from Federal income tax and, in the case of a State Trust, where applicable, from state income and intangibles taxes, and conservation of capital through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Trust have been issued primarily by or on behalf of the state for which such Trust is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Trusts, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers of such Bonds from the Municipal Bond Insurance Association or MBIA Insurance Corporation, and as a result of such insurance the obligations in the Insured Trusts are rated Aaa by MoodyOs and AAA by Standard & PoorOs. (See OInsurance on Bonds in the Insured Trusts.O) All obligations in each Traditional Trust were rated at the date the Trust was established in the category A or better (BBB or Baa or better by such services in the case of National Trust 76 and earlier National Trusts and SP-1 or MIG 2 or better in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & PoorOs or MoodyOs (including provisional or conditional ratings). (See ODescription of Bond Ratings.O) In addition, certain Bonds in certain Traditional Trusts may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. The bid prices of the Bonds in the portfolio of any Trust may represent a deep OmarketO discount from the par value of the Bonds. At the time each Discount Trust was established, the market value of the Bonds in the portfolio was significantly below face value, and the current bid prices of the Bonds in such Trusts may continue to represent a deep OmarketO discount from the par value of the Bonds. Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a UnitholderOs gross income for Federal income tax purposes. (See OTax Status of Unitholders.O) The Sponsor has deposited with the Trustee the interest-bearing obligations listed in the Schedules of Investments in Part Two (the OBondsO), which constitute the TrustsO underlying securities. There is, of course, no guarantee that the TrustsO objectives will be achieved. The State of Florida imposes no income tax on individuals, and exemption from that StateOs intangibles tax provides only a slight tax advantage to purchasers of a Florida Trust. The State of Texas currently imposes no income tax on individuals; accordingly, there is no State tax advantage to purchasers of a Texas Trust. (See OTax Status of UnitholdersO for a discussion of these matters.) Payment of interest on the Bonds in each Insured Trust, and of principal at maturity, is guaranteed under policies of insurance obtained by the Sponsor or by the issuers of the Bonds. (See OInsurance on Bonds in Insured Trusts.O) At the Date of Deposit, each National Trust, State Trust and Discount Trust consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Trust consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Trust and State Intermediate Trust consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Trust and State Short Intermediate Trust consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Trust consisted of short-term (approximately 1 to 5 year maturities) obligations. Each Trust consists of municipal debt obligations. Because of this an investment in a Trust should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict whether such fluctuations will recur. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, early call provisions and the potential for changes in the tax status of the debt obligations. Each Unit of a Trust represents an undivided interest in such Trust equal to every other Unit. To the extent that any Units are redeemed by the Trustee, the aggregate value of the TrustOs assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have either been reacquired by the Sponsor through the purchase of Units tendered to the Trustee for redemption or by purchase by the Sponsor or dealers in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor. INSURANCE ON BONDS IN INSURED TRUSTS Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the OAssociationO) (for Insured Series 1 through 107) or the MBIA Insurance Corporation (the OCorporationO) (for Insured Series 108 and all subsequent Series) (the Association and the Corporation are referred to collectively as the OInsurersO). Each insurance policy is an obligation only of the Insurer that issued it and not of the other. Policies issued by the Association are obligations of the Association and not of the Corporation, and policies issued by the Corporation are not obligations of the Association or its members. Some of the Bonds in each Insured Trust may be covered by a policy or policies of insurance obtained by the issuers or underwriters of the Bonds. The appropriate Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy the appropriate Insurer will unconditionally guarantee to the holders or owners of the Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The appropriate Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the Bond issuers or from any other sources other than the Insurer. The InsurersO policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that the insurance policies do not insure the payment of principal or interest on Bonds which are not required to be paid by the issuer thereof because the Bonds were not validly issued; as indicated under OTax Status of Unitholders,O the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Insured Trusts. The InsurersO policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other payment agent for the Bonds. The policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the Date of Deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer. Upon notification from the trustee for any Bond issuer or any holder or owner of the Bonds or coupons that such trustee or paying agent has insufficient funds to pay any principal or interest in full when due, the appropriate Insurer will be obligated to deposit funds promptly with State Street Bank and Trust Company, N.A., New York, New York, as fiscal agent for the Insurers, sufficient to fully cover the deficit. If notice of nonpayment is received on or after the due date, the appropriate Insurer will provide for payment within one business day following receipt of the notice. Upon payment by an Insurer of any Bonds, coupons, or interest payments, such Insurer shall succeed to the rights of the owner of such Bonds, coupons or interest payments with respect thereto. The Association. Each insurance company comprising the Association is severally and not jointly obligated under each policy issued by the Association in the following respective percentages:
The AEtna Casualty and Surety Company, 33%; FiremanOs Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; CIGNA Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the policy and will not be obligated to pay any unpaid obligation of any other member of the Association. Each insurance companyOs participation is backed by all of its assets.
However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The following table sets forth financial information with respect to the five insurance companies comprising the Association. The statistics have been furnished by the Association and are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts. MUNICIPAL BOND INSURANCE ASSOCIATION
FIVE MEMBER COMPANIES, ASSETS AND POLICYHOLDERSO SURPLUS
(UNAUDITED) AS OF SEPTEMBER 30, 1994
(AMOUNTS IN THOUSANDS)

AETNA
CASUALTY
FIREMANOS
FUND
TRAVELERS
INDEMNITY	CIGNA
PROPERTY
AND CASUALTY
CONTINENTAL
INSURANCE
Assets	$10,030,200	$6,815,775	$10,295,359	$5,112,251	$2,794,536
Liabilities	8,275,300	4,904,534	8,515,392	4,842,235	2,449,805
PolicyholderOs Surplus
1,754,900
1,911,241
1,779,967
270,016
344,731




The Corporation. The Corporation is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Corporation. The Corporation is a limited liability corporation rather than a several liability association. The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Corporation has one European branch in the Republic of France. As of SeptemberE30, 1995, the Corporation had admitted assets of $3.7 billion (unaudited), total liabilities of $2.5 billion (unaudited), and total capital and surplus of $1.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of DecemberE31, 1994, the Insurer had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the CorporationOs year-end financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504. MoodyOs rates all bond issues insured by the Insurers Aaa and short-term loans MIG 1, both designated to be of the highest quality. Standard & PoorOs rates all issues insured by the Insurers AAA Prime Grade. The MoodyOs rating of the Insurers should be evaluated independently of the Standard & PoorOs rating of the Insurers. No application has been made to any other rating agency in order to obtain additional ratings on the Bonds. The ratings reflect the respective rating agencyOs current assessment of the creditworthiness of the Insurers and their ability to pay claims on their policies of insurance. (See ODescription of Ratings.O) Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units. INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer, or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of AAA by Standard & PoorOs and Aaa by MoodyOs, in recognition of such insurance. If a Bond in a Traditional Trust is insured, the Schedule of Investments will identify the insurer. Such insurance will be provided by Financial Guaranty Insurance Company (OFGICO), AMBAC Indemnity Corporation (OAMBACO), MBIA Corp. of Illinois, Capital Guaranty Insurance Corporation (OCGICO), Financial Security Assurance, Inc. (OFSAO), the Association, the Corporation or Connie Lee Insurance Company (OConnie LeeO). The Sponsor to date has purchased and presently intends to purchase insurance for Bonds in Traditional Trusts exclusively from the Corporation (see the preceding disclosure regarding the Corporation). There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & PoorOs has rated the claims-paying ability of each insurer AAA, and MoodyOs has rated all bonds insured by each such insurer, except Connie Lee, Aaa. MoodyOs gives no ratings for bonds insured by Connie Lee. Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units. PUBLIC OFFERING PRICE The Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust (1)Eas of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the OExchangeO) is normally open until 4:00 p.m. eastern time, or (2)Eas of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time, and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price. The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000 or 500 Units and will be applied on whichever basis is more favorable to the purchaser. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen-sponsored unit trusts in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge for purchases of Units in the secondary market through or from the Sponsor, according to the table set forth below, based on the amount of intended aggregate purchases as expressed in the letter of intent. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor. By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such UnitholderOs letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by The Chase Manhattan Bank, N.A. pending completion of these purchases. All distributions on Units held in escrow will be credited to such UnitholderOs account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a UnitholderOs letter of intent, the Units held in escrow will be transferred to such UnitholderOs account. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for those purchases and the amounts which would have been paid if the higher sales charge had been applied. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the UnitholderOs securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such UnitholderOs escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted toward the intended amount. The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the TrusteeOs determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding. For purposes of this calculation, Bonds will be deemed to mature on their stated maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date shall be deemed to be the date upon which they mature; or (b) such Bonds are subject to a Omandatory put,O in which case such mandatory put date shall be deemed to be the date upon which they mature. Any assumptions regarding maturity made for purposes of determining the appropriate sales charge in no way predict or guarantee the actual remaining life of a given Trust. The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units: AMOUNT OF PURCHASE*


YEARS TO MATURITY
UNDER
$50,000	$50,000
TO
$99,999	$100,000
TO
$249,999	$250,000
TO
$499,999	$500,000
TO
$999,999	$1,000,000
TO
$2,499,999	$2,500,000
TO
$4,999,999	$5,000,000
OR
MORE
Less than 1	0	0	0	0	0	0	0	0
1 but less than 2	1.523%	1.446%	1.369%	1.317%	1.215%	1.061%	.900%	.750%
2 but less than 3	2.041	1.937	1.833	1.729	1.626	1.420	1.225	1.030
3 but less than 4	2.564	2.433	2.302	2.175	2.041	1.781	1.546	1.310
4 but less than 5	3.093	2.961	2.828	2.617	2.459	2.175	1.883	1.590
5 but less than 7	3.627	3.433	3.239	3.093	2.881	2.460	2.165	1.870
7 but less than 10	4.167	3.951	3.734	3.520	3.239	2.828	2.489	2.150
10 but less than 13	4.712	4.467	4.221	4.004	3.788	3.253	2.842	2.430
13 but less than 16	5.263	4.988	4.712	4.439	4.167	3.627	3.169	2.710
16 or more5.8205.5425.2634.9874.6034.0043.5003.000


____________________
*	Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000,
2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser. The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on any Trust, including one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50%
(5.820% of the net amount invested).  For purposes of illustration, the sales charge on a Trust consisting entirely of Bonds maturing in 13 to 16 years would be 5% (5.263% of the net amount invested); on a Trust consisting entirely of
Bonds maturing in 10 to 13 years, 4.5% (4.712% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 5 to 7 years, 3.5% (3.627% of the net amount invested); and on a Trust consisting entirely of Bonds maturing in 3 to 4 years, 2.5% (2.564% of the net amount invested).  The actual sales charge included in the Public Offering Price of any particular will depend on the maturities of the Bonds in the portfolio of such Trust. As more fully set forth under OAccrued InterestO below, accrued interest from the preceding
Record Date to, but not including, the settlement date of the transaction
(three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. The above graduated sales charge will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of an individual and his or her spouse and children under 21 years of age (Oimmediate family membersO) will be aggregated to determine the applicable sales charge.
The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.
Units may be purchased at the Public Offering Price without a sales charge by officers or directors and by bona fide, full-time employees of Nuveen, Nuveen
Advisory Corp., Nuveen Institutional Advisory Corp. and The John Nuveen Company
including in each case these individuals and their immediate family members (as defined above). Units may be purchased in the secondary market at the Public
Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see
ODistribution of Units to the PublicO) by (1)Einvestors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset  management services, or provide such services in connection with the establishment of an investment account for which a comprehensive Owrap feeO charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as defined above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates.  Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be available for use in the SponsorOs business, and may be of benefit to the Sponsor. Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each
Trust as of 4:00 p.m. eastern time:  (i) on each June 30 or DecemberE31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary.  For this purpose, a Obusiness dayO shall be any day on which the Exchange is normally open.  (See OUnit Value and
Evaluation.O)

Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any  evaluation, is less than
20% of the original principal amount of the Trust.  In the course of regularly appraising the value of Bonds in each Trust, the Sponsor will attempt to estimate the date on which a TrustOs value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates.
The Sponsor intends from time to time to recommend that certain Trusts whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the TrustOs diversification.  Once the Sponsor has determined that a TrustOs value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge using the table set forth below, the maturity of each bond in such Trust will be deemed to be the earlier of the estimated termination date of the Trust or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder. ACCRUED INTEREST
Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid.  Interest on Bonds in each Trust is accounted for daily on an accrual basis.  For this reason, the purchase price of Units of each Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement.
Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds.  (See OSelection of Bonds for Deposit in the
TrustsO and OTax Status of Unitholders.O) The Trustee has no cash for distributions to Unitholders until it receives interest payments on the Bonds in the Trust.  Since municipal bond interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest
Account, consisting of accrued but uncollected interest and collected interest
(cash), will be predominately the uncollected accrued interest that is not available for distribution.  However, due to advances by the Trustee, the
Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit.  The amount of accrued interest at any point in time will be greater than the amount of interest that the Trust will have actually received and distributed to Unitholders.  Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein.  There will, however, always remain an item of accrued interest that is included in the purchase price and the redemption price of Units. As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders.  Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender. ESTIMATED LONG TERM RETURN AND ESTIMATED
CURRENT RETURN The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the
Trust.  The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the TrustOs portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges.  Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a Oyield priceO basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bondOs purchase price.  In the calculation of Estimated Long Term Return, the average yield for the TrustOs portfolio is derived by weighing each BondOs yield by the market value of the
Bond and by the amount of time remaining to the date to which the Bond is priced.  This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of the Trust.
The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plan of distribution, each of which will reduce the return.
Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price.  In contrast to Estimated Long Term
Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in the TrustOs portfolio.  Net
Annual Interest Income per Unit is calculated by dividing the annual interest income to the Trust, less estimated expenses, by the number of Units outstanding. Net Annual Interest Income per Unit, used to calculated Estimated
Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds.  A
Trust may experience expenses and portfolio changes different from those assumed in the calculation of estimated Long Term Return.  There can be no assurance that the Estimated Current Returns or Estimated Long Term Returns
quoted to a Trust will be realized in the future.  A UnitholderOs actual return may vary significantly from the Estimated Long Term Return based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in the Trust; such actual holding periods may be reduced by termination of the Trust, as described in OAmendment and Termination of
IndentureO.  Since both the Estimated Current Return and the Estimated Long
Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT
Except as indicated below, for Series 590 and all prior Trusts, the prices at which the Bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Standard & PoorOs, a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds.  For
Series 591 and all subsequent Series, the prices at which the bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the
Bonds by Kenny S&P Evaluation Services (OKenny S&PO), a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds.  With respect to Bonds in Insured Trusts and insured Bonds in Traditional Trusts, either Standard & PoorOs or Kenny S&P, as applicable, evaluated the Bonds as so insured.  For National Trust 4 through 22, such prices were determined by the
Trustee on the basis of consultation with dealers in public bonds other than the Sponsor, by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks). SELECTION OF BONDS
FOR DEPOSIT IN THE TRUSTS In selecting Bonds for the Trusts, the following factors, among others, were considered:  (i) the Standard & PoorOs rating of the Bonds or the MoodyOs rating of the Bonds (see page 1 for a description of minimum rating standards), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount
Trusts, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of OmarketO discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv)
the maturity dates of the Bonds and (v) in the case of Insured Trusts only, the availability of insurance on such Bonds. In order for Bonds to be eligible for insurance by the Association or the Corporation, they must have credit characteristics which, in the opinion of the applicable Insurer, would qualify them as Oinvestment gradeO obligations.  Insurance is not a substitute for the basic credit of an issuer, but rather supplements the existing credit and provides additional security therefor.  All Bonds insured by either of the
Insurers receive a rating of AAA by Standard & PoorOs or Aaa by MoodyOs, as the case may be.  (See OInsurance on Bonds in the Insured Trusts.O) Each Trust
consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for any of such Bonds or upon certain refundings) together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds.  Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.  Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for
Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. A Trust portfolio may consist of Bonds priced at a deep
OmarketO discount from par value at maturity.  A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type.  At the time of issuance the Bonds were for the most part issued at then current coupon interest rates.
The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable.  A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates.  (See OTax Status of UnitholdersO.)  Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity.  If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase.  Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer.  Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as OAccreted ValueO) under certain circumstances, including economic and other defaults.  Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds. As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states.
Decisions have been reached in some states holding such school financing in violation of state constitutions.  In addition, legislation to effect changes in public school financing has been introduced in a number of states.  The
Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the TrustsO portfolios to make principal and interest payments when due. The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Trusts.  An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.
All of the Bonds in each Trust are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the OSchedules of InvestmentsO in Part Two and in most cases pursuant to sinking fund, special or extraordinary redemption provisions.
A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer.  A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue.  A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity.  Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances.  Events that may permit or require the special or extraordinary redemption of bonds include, among others:  substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds;
an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds.  The
Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds.  See the discussion of the various types of bond issues, below, for certain information on the call provisions of such bonds, particularly single family mortgage revenue bonds. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved.  Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par.  Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the
Accreted Value).  Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased,
Unitholders may realize gain or loss upon the redemption of portfolio Bonds.
(See OEstimated Long-Term Return and Estimated Current ReturnO and the
OSchedules of InvestmentsO in Part Two.) Certain of the Bonds in each Trust portfolio may be subject to continuing requirements such as the actual use of
Bond proceeds, manner of operation of the project financed from Bond proceeds or rebate of excess earnings on Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation.  Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds.  A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities. Certain Bonds may carry a Omandatory putO (also referred to as a Omandatory tenderO or Omandatory repurchaseO) feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond.  Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features;
accordingly, it will receive payment of the full principal amount of any such
Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust. To the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts.  It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Trust.  Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax. An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail.
These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds.  The following paragraphs discuss certain characteristics of the Bonds in the Trusts and of certain types of issuers in whose securities a Trust portfolio may be deemed to be Oconcentrated.O  These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or which may adversely affect the ratings of such Bonds; with respect to the
Insured Trusts, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured TrustOs receipt of principal and interest or the Standard & PoorOs AAA or MoodyOs Aaa ratings of the Bonds in the portfolio. Health Facility Obligations.  Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes.  Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses.  A facilityOs gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physiciansO confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.  Medicare reimbursements are currently calculated on a prospective basis and are not based on a providerOs actual costs.  Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements.  In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds. Certain hospital bonds provide for redemption at par at any time upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances. Housing Obligations.  Some of the
Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families.  Such issues are generally characterized by mandatory redemption at par (Accreted Value in the case of original issue discount bonds) in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project.  The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds.  The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located.  Occupancy of such housing projects may be adversely affected by rent levels and income limitations imposed under Federal and state programs. Single Family Mortgage
Revenue Bonds.  Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuerOs boundaries and owned by persons of low or moderate income.
Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates.
Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The redemption price of such issues may be more or less than the offering price of such bonds.
Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds.  Single family mortgage revenue bonds issued after
DecemberE31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, which
Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status.  In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations.  There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds. Federally Enhanced Obligations.  Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Facility, Housing and Single Family
Mortgage Revenue Obligations (the OObligationsO) in a Trust may be insured by the Federal Housing Administration (OFHAO).  Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHAOs estimated value of the project.  The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations.  Payment of mortgage insurance benefits may be (1) less than the principal amount of
Obligations outstanding or (2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within prescribed time periods.  In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National
Mortgage Association (OGNMAO), a wholly owned corporate instrumentality of the
United States, and/or the Federal National Mortgage Association (OFannie MaeO),
a federally chartered and stockholder-owned corporation, or both.  GNMA and
Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made.  While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is not insured or guaranteed by the
United States, GNMA, Fannie Mae or any other governmental agency or instrumentality.  The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit.  The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States.
Industrial Revenue Obligations.  Certain of the Bonds in a Trust may be
industrial revenue bonds (OIRBsO), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects.  These projects are usually operated by corporate entities.  Issuers are obligated only to pay amounts due on the
IRBs to the extent that funds are available from the unexpended proceeds of the
IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project.  The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs.  Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor.
Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.  These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise.  Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operatorOs creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds.  Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.  The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, Accreted Value.  The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds. Electric Utility Obligations.  Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of electric energy.  The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reduction in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.  All of such issuers have been experiencing certain of these problems in varying degrees.  In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds. Transportation Facility Revenue Bonds.  Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports.  The major portion of an airportOs gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases.  Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements.  The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties.  In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy.  The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility.
Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or other governmental financial assistance.  Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local government subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance.  Port authorities derive their revenues primarily from fees imposed on ships using the facilities.  The rate of utilization may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. Water and/or Sewerage Obligations.  Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services.  Such Bonds are generally payable from user fees.  The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the effects of Ono-growthO zoning ordinances.  All of such issuers have been experiencing certain of these problems in varying degrees. University and College Revenue Obligations.  Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments.
General problems of such issuers include the prospect of a declining percentage of the population consisting of OcollegeO age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.  All of such issuers have been experiencing certain of these problems in varying degrees. Bridge Authority and Tollroad
Obligations.  Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues.  The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation.  Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.  Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and
Tunnel Authority. Dedicated-Tax Supported Bonds.  Some of the Bonds in a Trust
may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds.  The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property.  Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below.  One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues.  Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes.  A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction.
As to any of theses types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion.  Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds. Municipal Lease Bonds.  Some of the
Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity.  Such payments are normally subject to annual budget appropriations of the leasing governmental entity.  A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor.  A governmental entityOs failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Original Issue
Discount Bonds and Stripped Obligations.  Certain of the Bonds in a Trust may
be original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values.  This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for
Federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain.  (See OTax Status of Unitholders.O)  The current value of an original issue discount bond reflects the present value of its face amount at maturity.  In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. Certain of the original issue discount bonds in a Trust may be zero coupon bonds.  Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity.  The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holderOs ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently. Original issue discount bonds, including zero coupon bonds, may be subject to redemption at the Accreted Value plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.  See the OSchedules of InvestmentsO in Part Two for call provisions of portfolio Bonds. Certain of the Bonds in a
Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation.  An obligation is OstrippedO by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts.  A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above. Each Stripped Obligation has been purchased at a discount from the amount payable at maturity.  With respect to each Unitholder, the Internal
Revenue Code treats as Ooriginal issue discountO that portion of the discount which produces a yield to maturity (as of the date of purchase of the
UnitholderOs Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the UnitholderOs Units which is allocable to each Stripped Obligation.
Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations.  (See OTax Status of Unitholders.O) Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations.
Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment. The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Trusts.  The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before
MarchE15, 1996, unless otherwise indicated.  The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them. ALABAMA TRUSTS D
ECONOMIC FACTORS The portfolio of each Alabama Trust consists primarily of obligations issued by entities located in Alabama. General.  AlabamaOs economy has experienced a major trend toward industrialization over the last two decades.  By 1990, manufacturing accounted for 26.7% of AlabamaOs Real Gross
State Product (the total value of goods and services produced in Alabama).
During the 1960s and 1970s the StateOs industrial base became more diversified and balanced, moving away from primary textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets. Among several leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between
52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year).  In recent years Alabama has ranked as the fifth largest producer of timber in the nation.  Alabama has fresh water availability of twenty times present usage.  The StateOs growing chemical industry has been the natural complement of production of wood pulp and paper.
Mining, oil and gas production and service industries are also important to
AlabamaOs economy.  Coal mining is by far the most important mining activity.
In recent years, the importance of service industries to the StateOs economy has increased significantly.  The major service industries in the State are the general healthcare industries, most notably represented by the University of
Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area.  The financial, insurance and real estate sectors have also shown strong growth over the last several years. The economy in the State of Alabama recovered quickly from the recession of the early 1980s.  Since 1983, the State has recovered and moved forward faster than the national average.  The Alabama Development Office (ADO)
reported as of December 31, 1992, that for the sixth consecutive year more than two billion dollars was expended in Alabama for new and expanded industries.
The State has new and expanding capital investment of $2.2 billion in 1991 and
$2.0 billion in 1992.  These expenditures included 17,693 announced jobs created by 845 separate companies for 1991 and 19,582 announced jobs by 979 companies in 1992.  In the last five years, $13.2 billion has been invested in new or expanding industry in the State.  Some of the largest investments during the period 1987-1991 include Alabama Pine Pulp Company ($700 million); Mead
Corporation ($300 million); EXXON Company, USA ($900 million); Gulf States
Paper ($225 million); and United States Steel Corp. ($200 million).  During
1992, three significant projects were announced by companies within the State.
These projects are by Scott Paper Company ($344 million); Russell Corporation
($147 million); and Courtfaulds Fibers, Inc. ($125 million). During the recent recession, State revenues suffered along with the rest of the Nation.  Growth in overall tax revenues was only about 3.4 percent from fiscal 1991 to 1992.
Corporate income tax receipts declined slightly from 1991 to 1992.  However,
State tax collections are up by about 8.9% for the nine month period ending
June 30, 1993, as compared to the same period for fiscal 1992, indicating an economic recovery is in progress.  Individual income tax receipts and sales tax receipts for the same nine month period increased 8.0 percent and 7.8 percent, respectively. Real Gross State Product.  Real Gross State Product (RGSP) is a
comprehensive measure of economic performance for the State of Alabama.
AlabamaOs RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms.  Hence, changes in RGSP reflect changes in final output.  From 1986-1992, RGSP originating in manufacturing increased by 2.5% per year while RGSP originating in all the non-manufacturing sectors grew by 2.1% per year. Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1986 to 1992 were Mining,
Transportation, Communication, and Public Utilities; and Services.  From 1986
to 1992 RGSP originating in Mining increased by 5.7% per year; Transportation,
Communication, and Public Utilities grew by 6.2% per year; and Services grew by
3.8% per year.  The present movement toward diversification of the StateOs manufacturing base and a similar present trend toward enlargement and diversification of the transportation, communication, and public utilities and service industries in the State are expected to lead to increased economic stability. Employment.  There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early
1980s.  Since 1989 unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector. Transportation.  Alabama contains one of the largest networks of inland river systems in the nation.  Across the northern section of the State, through the heartland and down to the Gulf of Mexico flow the waters of four major rivers offering barge transportation to industries and businesses that depend on the movement of large, heavy or bulky cargoes. The Port of Mobile is one of the nationOs busiest ports in tons of cargo handled.  During the fiscal year ending SeptemberE30, 1991, the Port of Mobile handled approximately 35,031,521 tons of cargo.  It has been the largest port of entry in the United States for bauxite, a basic ingredient in aluminum.  Other important imports handled at the Port of Mobile are manganese, iron ore, chrome ore, newsprint, wire and nails.  In addition to coal, the StateOs most important export, the other significant exports passing through the Port of Mobile are soybeans, corn, flour, wheat, rice, lumber, scrap iron, paper and paper products, creosoted timber, dry milk, iron, steel and iron and steel products. Political subdivisions of the State have limited taxing authority.  In addition, the
Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.  The State has statutory budget provisions which result in a proration procedure in the event estimated budget recourses in a fiscal year are insufficient to pay in full appropriations for that year.  Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration. Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations.  Such difficulties could adversely affect the market value of the bonds held by the Alabama Trusts and thereby adversely affect
Unitholders. The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in an Alabama Trust are subject.  Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.  The
Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by an
Alabama Trust to pay interest on or principal of the Bonds. ARIZONA TRUSTS D
ECONOMIC FACTORS The portfolio of each Arizona Trust consists primarily of obligations issued by entities located in Arizona. General Economic Conditions.
The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds.  The Sponsor has not independently verified any of the information contained in such publicly available documents. Arizona is the nationOs sixth largest state in terms of area.  ArizonaOs main economic/employment sectors include services, tourism and manufacturing.  Mining and agriculture are also significant, although they tend to be more capital than labor intensive.  Services is the single largest economic sector.  Many of these jobs are directly related to tourism. The unemployment rate in Arizona for 1993 was 6.2% and for 1992 was 7.4% compared to a national rate of 6.8% in 1993 and 7.4% in 1992.  Job growth may be adversely affected by the closing of a major air force base near Phoenix and the bankruptcy of several major employers, including America West Airlines. In
1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory.  This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending.  In the near future, ArizonaOs financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed.  The problems of the financial institutions have adversely affected employment and economic activity.  Longer-term prospects are brighter.  Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United
States.  Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation. Budgetary
Process.  Arizona operates on a fiscal year beginning JulyE1 and ending
JuneE30.  Fiscal year 1995 refers to the year ending JuneE30, 1995. Total
General Fund revenues of $4.3 billion are expected during fiscal year 1995.
Approximately 44.5% of this budgeted revenue comes from sales and use taxes,
44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Fund revenues.  Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest. For fiscal year 1994, the budget called for expenditures of approximately $4.1 billion.  These expenditures fell into the following major categories:  education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government
(15.5%) and inspection and regulation, natural resources, transportation and other (6.8%).  The StateOs general fund expenditures for fiscal year 1995 are budgeted at approximately $4.7 billion. Most or all of the Bonds of the Arizona
Trust are not obligations of the State of Arizona, and are not supported by the
StateOs taxing powers.  The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials.  There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State.  In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by ArizonaOs constitution with respect to ad valorem taxation, bonded indebtedness and other matters.  For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year.  These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.
Although most of the Bonds in the Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due. On JulyE21, 1994, the
Arizona Supreme Court rendered its opinion in Roosevelt Elementary School
District NumberE66 et al. v.c. Dianne Bishop, et al. (the ORoosevelt OpinionO).
In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution.  Subsequently, the Arizona School Boards
Association, with the approval of the appellants and the appellees to the
Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona
Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion.  On
JulyE29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only. Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust.  The Arizona
Legislature has in the past sought to enact health care cost control legislation.  Certain other health care regulatory laws have expired.  It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters.  The effect of any such legislation or of the continued
absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time. Arizona does not participate in the federally administered Medicaid program.  Instead, the State administers an alternative program, AHCCCS, which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs.  In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds. Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of
Health Services.  Hospitals in Arizona have experienced profitability problems along with those in other states.  At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations during the past three years. Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and
Power District which, as a Federal instrumentality, is exempt from rate regulation.  On July 15, 1991, several creditors of Tucson Electric Power
Company (OTucson ElectricO) filed involuntary petitions under Chapter 11 of the
U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court.  On December 31, 1991, the Bankruptcy Court approved the utilityOs motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the
utilityOs debts and other obligations.  In December 1992, Tucson Electric announced that it had completed its financial restructuring.  In January 1993,
Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase.  Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area.  Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.
Based on a recent U.S. Supreme Court ruling, the State has determined to refund
$197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions.  This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1993-94.  A combination of tax refunds and tax credits will be used to satisfy this liability. CALIFORNIA TRUSTS D ECONOMIC FACTORS
As described above, except to the extent the California Trusts invest in temporary investments, the California Trusts will invest substantially all of their assets in California municipal obligations.  The California Trusts are therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations.  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below.  The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate.  No independent verification has been made of the accuracy or completeness of any of the following information.  It is based in part on information obtained from various State and local agencies in California or contained in Official
Statements for various California municipal obligations. There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California municipal obligations held in the portfolios of the California Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
Economic Overview.  CaliforniaOs economy is the largest among the 50 states and one of the largest in the world.  The StateOs population of almost 32 million represents 12.3% of the total United States population and grew by 27% in the
1980s.  While the StateOs substantial population growth during the 1980s stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on the StateOs limited water resources and its infrastructure.  Resultant traffic congestion, school overcrowding and high housing costs have increased demands for government services and may impede future economic growth.  Population growth has slowed between 1991 and 1993 even while substantial immigration has continued, due to a significant increase in outmigration by California residents.  Generally, the household incomes of new residents have been substantially lower (and their education and social service utilization higher)
than those of departing households, which may have a major long-term socioeconomic and fiscal impact.  However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed. From mid-1990 to late 1993, the StateOs economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole.  The State has experienced the worst job losses of any post-war recession.  Pre-recession job levels may not be realized until near the end of the decade.  The largest job losses have been in Southern
California, led by declines in the aerospace and construction industries.
Weakness statewide occurred in manufacturing, construction, services and trade.
Additional military base closures will have further adverse effects on the
StateOs economy later in the decade. Since the start of 1994, the California economy has shown signs of steady recovery and growth.  The State Department of
Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services.  This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors.
Unemployment in the State was down substantially in 1994 from its 10% peak in
January, 1994, but still remains higher than the national average rate.  Retail sales were up strongly in 1994 from year-earlier figures.  Delay or slowdown in recovery will adversely affect State revenues. Constitutional Limitation on
Taxes and Appropriations.  Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem  property taxes as a source of revenue.  The taxing powers of
California local governments and districts are limited by Article XIIIA of the
California Constitution, enacted by the voters in 1978 and commonly known as
OProposition 13.O  Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year, or decline in value, or in the case of new construction or change of ownership
(subject to a number of exemptions).  Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the ownerOs date of acquisition
(or as of MarchE1, 1975, if acquired earlier), subject to certain adjustments.
This system has resulted in widely varying amounts of tax on similarly situated properties.  Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on JuneE18, 1992 the U.S. Supreme Court
announced a decision upholding Proposition 13. Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the
1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any Ospecial tax.O  Court decisions, however, allowed non-voter approved levy of Ogeneral taxesO which were not dedicated to a specific use.  In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval.  Significant elements of this initiative,
OProposition 62,O have been overturned in recent court cases.  An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future. Appropriations Limits.  California and its local governments are subject to an annual Oappropriations limitO imposed by Article
XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.  Article XIIIB prohibits the State or any covered local government from spending Oappropriations subject to limitationO in excess of the appropriations limit imposed.  OAppropriations subject to limitationO are authorizations to spend Oproceeds of taxes,O which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but Oproceeds of taxesO excludes most State subventions to local governments.  No limit is imposed on appropriations of funds which are not Oproceeds of taxes,O such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.  The definitions for such adjustments were liberalized in 1990 to more closely follow growth in
CaliforniaOs economy. OExcessO revenues are measured over a two-year cycle.
With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years.
The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time.  With respect to the
State, 50% of any excess revenues is to be distributed to K-12 school districts and community colleges districts (collectively, OK-14 districtsO) and the other
50% is to be refunded to taxpayers.  With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time.  Local governments may by voter approval exceed their spending limits for up to four years.
Because of the complex nature of Articles XIIIA and XIIIB of the California
Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California municipal obligations or on the ability of
California or local governments to pay debt service on such California municipal obligations.  It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations.  Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations. Obligations of the State of California.  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education.  Total outstanding general obligation bond and lease purchase debt of the State increased from $9.4 billion at JuneE30, 1987 to $23.5 billion at
JuneE30, 1994.  In FY1993-94, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. Recent
Financial Results.  The principal sources of General Fund revenues in 1992-93 were the California personal income tax (44% of total revenues), the sales tax
(38%), bank and corporation taxes (12%), and the gross premium tax on insurance
(3%).  California maintains a Special Fund for Economic Uncertainties (the
OEconomic Uncertainties FundO), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. General.  Throughout the 1980s,
State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws.  The largest State program is assistance to local public school districts.  In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%). Since the start of 1990-91 Fiscal Year, the
State has faced adverse economic, fiscal, and budget conditions.  The economic recession seriously affected State tax revenues.  It also caused increased expenditures for health and welfare programs.  The State is also facing a structural imbalance in its budget with the largest programs supported by the
General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General
Fund.  These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a OThree StrikesO law enacted in 1994.  As a result, the State entered a period of budget imbalance, with expenditures exceeding revenues for four of the five fiscal years ending in 1991-92; revenues and expenditures were about equal in 1992-93.  By JuneE30, 1993, the StateOs
General Fund had an accumulated deficit, on a budget basis, of approximately
$2.8 billion. Recent Budgets.  The state failed to enact its 1992-93 budget by
JulyE1, 1992.  Although the State had no legal authority to pay many of its vendors, certain obligations (such as debt service, school apportionments, welfare payments, and employee salaries) were payable because of continuing or special appropriations, or court orders.  However, the State Controller did not have enough cash to pay as they came due all of these ongoing obligations, as well as valid obligations incurred in the prior fiscal year. Starting on
JulyE1, 1992, the Controller was required to issue Oregistered warrantsO in lieu of normal warrants backed by cash to pay many State obligations.
Available cash was used to pay constitutionally mandated and priority obligations.  Between JulyE1 and SeptemberE3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants all of which were called for redemption by SeptemberE4, 1992 following enactment of the
1992-93 Budget Act and issuance by the State of short-term notes. The 1992-93
Budget Act, when finally adopted, was projected to eliminate the StateOs accumulated deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts.  However, as the recession continued
longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures.
Thus, the State continued to carry its $2.8 billion budget deficit at June 30,
1993. The 1993-94 Budget Act represented a third consecutive year of difficult budget choices.  As in the prior year, the budget contained no general state tax increases, and relied principally on expenditure cuts, particularly for health and welfare and higher education, a two-year suspension of the rentersO tax credit, some one-time and accounting adjustments, and the largest component an additional $2.6 billion transfer of property taxes from local government, particularly counties, to school districts to reduce State education funding requirements.  A temporary state sales tax scheduled to expire on JuneE30, 1993 was extended for six months, and dedicated to support local government public safety costs. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the
1994-95 fiscal year.  With the recession still continuing longer than expected, the General Fund had $800 million less revenue and $800 million higher expenditures than budgeted.  As a result revenues only exceed expenditures by about $500 million.  However, this was the first operating surplus in four years and reduced the accumulated deficit to $2.0 billion at JuneE30, 1994
(after taking account of certain other accounting reserves). Current Budget.
The 1994-95 Budget Act was passed on JulyE8, 1994, and provides for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures.  The budget assumed receipt of about $750 million of new federal assistance for the costs of incarceration, education, health and welfare related to undocumented immigrants.  Other major components of the budget include further reductions in health and welfare costs and miscellaneous government costs, some additional transfers of funds from local government, and a plan to defer retirement of $1 billion of the accumulated budget deficit to the 1995-96 fiscal year.  The federal government has apparently budgeted only
$33 million of the expected immigration aid.  However, this shortfall is expected to be almost fully offset by higher than projected revenues, and lower than projected caseload growth, as the economy improves. The State has issued
$7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year.  In order to assure repayment of the $4 billion, 22-month part of this borrowing, the State enacted legislation (the OTrigger LawO) which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July
1994 when the borrowings were made.  On NovemberE15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on JuneE30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95.  The ControllerOs report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources. Proposed 1995-96
Budget.  On JanuaryE10, 1995, the Governor presented his proposed FY 1995-96
Budget.  This budget projects total General Fund revenues and transfers of
$42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated deficits from earlier years.  However, this proposal leases no cushion, as the projected budget reserve at JuneE30, 1996 would be only about $92 million.  While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the OrealignmentO of functions with counties which would save the State about $240 million.  The Governor also expects about
$800 million in new federal aid for the StateOs costs of incarcerating and educating illegal immigrants.  The Budget proposal also does not account for possible additional costs if the State loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve.  Part of the
GovernorOs proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income). The StateOs difficult financial condition for the current and upcoming budget years will result in continued
pressure upon almost all local governments, particularly school districts and counties which depend on State aid.  Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future. Bond Rating.  State general obligation bonds ratings were reduced in July, 1994 to OA1O by MoodyOs and OAO by S&P.  Both of these ratings were reduced from OAAAO levels which the
State held until late 1991.  There can be no assurance that such ratings will be maintained in the future.  It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. Legal Proceedings.  The State is involved in certain legal proceedings (described in the StateOs recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.  Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the StateOs recent budget compromises.  The matters covered by these lawsuits include a deferral of payments by the State to the
Public Employees Retirement System, reductions in welfare payments, and the use of certain cigarette tax funds for health costs.  All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year. Other Issuers of
California Municipal Obligations.  There are a number of state agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. State Assistance.  Property tax revenues received by local governments declined more than 50% following passage of Proposition 13.  Subsequently, the California Legislature enacted measures to provide for the redistribution of the StateOs General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.  Through 1990-91, local assistance
(including public schools) accounted for approximately 75% of General Fund spending.  To reduce State General Fund support for school districts, the
1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of all of the post-Proposition 13 ObailoutO aid.  The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies.  In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes.  In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs. To the extent the State should be constrained by its
Article XIIIB appropriations limit, or its obligation to conform to Proposition
98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.  Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.  At least one rural county
(Butte) publicly announced that it might enter bankruptcy proceedings in August
1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county.  Other counties have also indicated
that their budgetary condition is extremely grave.  The Richmond Unified School
District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Assessment Bonds.  California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.  In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance.  In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.  Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds.  Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. California Long-Term Lease Obligations.
Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to OabatementO in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease.  Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs.  The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake).  In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted)
and the certificates may not be paid when due. Several years ago the Richmond
Unified School District (the ODistrictO) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits.  Following a fiscal crisis in which the DistrictOs finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the
Certificate of Participation holders, in which the State was named a defendant
(on the grounds that it controlled the DistrictOs finances).  One of the defenses raised in answer to this lawsuit was the invalidity of the DistrictOs lease.  The trial court has upheld the validity of the lease and the case has been settled.  Any ultimate judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities. Other
Considerations.  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors.  Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the StateOs Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. Limitations on ad valorem property taxes may particularly affect
Otax allocationO bonds issued by California redevelopment agencies.  Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity.  In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.  Both
MoodyOs and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entityOs general obligation indebtedness.  As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness. The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear.  Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.  Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes.  It is not presently possible to predict the extent to which any such legislation will be enacted.  Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the California Trusts may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations. Substantially all of
California is within a active geologic region subject to major seismic activity.  Northern California in 1989 and southern California in 1994 experienced major earthquakes causing billions of dollars in damages.  The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact.
Any California municipal obligations in the California Trusts could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions.  Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations. On
January 17, 1994, a major earthquake with an estimated magnitude of 6.8 on the
Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion.  While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there will be some ultimate loss of wealth and income in the region, in addition to costs of the disruption caused by the event.  Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months; already the local construction industry has picked
up.  Although the earthquake will hinder recovery from the recession in
Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region.  Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge). On DecemberE7, 1984, Orange County, California (the
OCountyO), together with its pooled investment fund (the OPooled FundO) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pooled Fund had suffered significant market losses in its investments, causing a liquidity crisis for the Pooled Fund and the County.  More than 180 other public entities, most but not all located in the County, were also depositors in the Pooled Fund.  As of mid-January, 1995, the County estimated the Pooled FundOs loss at about $1.64 billion of its initial deposits of around
$7.5 billion.  The Pooled Fund has been almost completely restructured to reduce its exposure to changes in interest rates.  Many of the entities which kept moneys in the Pooled Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.  The County and some of these entities have, and others may in the future, default in payment of their obligations.  MoodyOs and
Standard & PoorOs have suspended, reduced to below investment grade levels, or placed on OCredit WatchO various securities of the County and the entities participating in the Pooled Fund. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.
COLORADO TRUSTS D ECONOMIC FACTORS The portfolio of each Colorado Trust consists primarily of obligations issued by entities located in Colorado.
Restrictions on Appropriations and Revenues.  The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.
By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve
(the OUnappropriated ReserveO).  The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the
General Fund.  For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%.  In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the OEmergency
ReserveO).  The minimum Emergency Reserve was set at 1% for 1993 and 2% for
1994 and is set at 3% for 1995 and later years.  For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year.  This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election.  In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General
Assembly. The 1993 fiscal year ending General Fund balance was $326.8 million, which was $196.9 million over the combined Unappropriated Reserve and Emergency
Reserve requirement.  The 1994 fiscal year ending General Fund balance was
$405.1 million, or $234.0 million over the required Unappropriated Reserve and
Emergency Reserve.  Based on JuneE20, 1995 estimates, the 1995 fiscal year ending General Fund balance is expected to be $427.0 million, or $204.8 million over the required Unappropriated Reserve and Emergency Reserve. On November 3,
1992, voters in Colorado approved a constitutional amendment (the OAmendmentO)
which, in general, became effective December 31, 1992, and could restrict the ability of the State and local governments to increase revenues and impose taxes.  The Amendment applies to the State and all local governments, including home rule entities (ODistrictsO).  Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment. The provisions of the Amendment are unclear and have required judicial interpretation.  Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases.  The Amendment also limits increases in government spending and property tax revenues to specified percentages.  The Amendment requires that
District property tax revenues yield no more than the prior yearOs revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment.  School districts are allowed to adjust tax levies for changes in student enrollment.  Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues.  The Amendment limits increases in expenditures from the State
General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year.  The bases for initial spending and revenue limits are fiscal year 1992 spending and
1991 property taxes collected in 1992.  The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal yearOs spending and property taxes collected in the prior calendar year.  Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases.  The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes. Litigation concerning several issues relating to the Amendment has been brought in the Colorado courts.  The litigation deals with three principal issues:  (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement;
and (iii) what constitutes an OenterpriseO which is excluded from the provisions of the Amendment.  In September, 1994, the Colorado Supreme Court
held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June,
1995 the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment.  In late 1994, the Colorado
Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval.  The time to file an appeal in that case has expired.  Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be
OenterprisesO for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created.  Future litigation in the
OenterpriseO arena may be filed in the future to clarify these issues.
According to the Colorado Economic Perspective, Fourth Quarter, FY 1994-95,
JuneE20, 1995 (the OEconomic ReportO), inflation for 1993 was 4.2% and population grew at the rate of 2.9% in Colorado.  Accordingly, under the
Amendment, increases in State expenditures during the 1995 fiscal year will be limited to 7.1% over expenditures during the 1994 fiscal year.  The limitation for the 1996 fiscal year is projected to be 7.0%, based on projected inflation of 4.4% for 1994 and projected population growth of 2.6% during 1994.  The 1994 fiscal year is the base year for calculating the limitation for the 1995 fiscal year.  For the 1994 fiscal year, General Fund revenues totaled $3,725.2 million and program revenues (cash funds) totaled $1,659.9 million, resulting in total estimated base revenues of $5,385.1 million.  Expenditures for the 1995 fiscal year, therefore, cannot exceed $5,767.4 million.  However, the 1995 fiscal year
General Fund and program revenues (cash funds) are projected to be only
$5,664.7 million, or $102.7 million less than expenditures allowed under the spending limitation. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval.  This restriction does not apply to taxes levied to pay general obligation debt. State Finances.  As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings.  On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $16.3 million in fiscal year 1991, $133.3 million in fiscal year 1992, $326.8 million in fiscal year 1993, and $405.1 million in fiscal year 1994.  The fiscal year
1995 unrestricted General Fund ending balance is currently projected to be
$427.0 million. For fiscal year 1994, the following tax categories generated the following percentages of the StateOs $3,725.0 million total gross receipts:
individual income taxes represented 51.5% of gross fiscal year 1994 receipts;
sales, use and other excise taxes represented 32.4% of gross fiscal year 1994 receipts; and corporate income taxes represented 3.9% of gross fiscal year 1994 receipts.  The final budget for fiscal year 1995 projects General Fund revenues of approximately $3,929.6 million and appropriations of approximately $3,905.9 million.  The percentages of General Fund revenue generated by type of tax for fiscal year 1995 are not expected to be significantly different from fiscal year 1994 percentages. State Debt.  Under its constitution, the State of
Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State.  However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities.  The State enters into certain lease transactions which are subject to annual renewal at the option of the State.  In addition, the State is authorized to issue short-term revenue anticipation notes.  Local governmental units in the State are also authorized to incur indebtedness.  The major source of financing for such local government indebtedness is an ad valorem property tax.  In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments.  Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government.  Local governments in
Colorado also issue tax anticipation notes.  The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. State Economy.  Based on estimates published by the State of
Colorado, Office of State Planning and Budgeting as presented in the Economic
Report, over 50% of non-agricultural employment in Colorado in 1994 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the StateOs economy and of Denver as a regional economic and transportation hub.  The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 17.1% and 10.9%, respectively, of non-agricultural employment in the State in 1994.  The Office of Planning and Budgeting projects similar concentrations for 1995 and 1996. According to the Economic Report, the
unemployment rate improved slightly from an average of 5.2% during 1993 to 4.2%
during 1994, Total retail sales increased by 12.2% during 1994.  Colorado continued to surpass the job growth rate of the U.S., with a 2.8% rate of growth projected for Colorado in 1995, as compared with 2.7% for the nation as a whole.  However, the rate of job growth in Colorado is projected to be lower in 1995 than the 1994 rate as a result of layoffs at Lowry Air Force Base,
Public Service Company, Continental Airlines and US West. Personal income rose
7.5% in Colorado during 1993 and 7.6% in 1992.  During 1994 personal income rose 6.6% in Colorado, as compared with 6.1% for the nation as a whole.
Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors. CONNECTICUT
TRUSTS - ECONOMIC FACTORS The portfolio of each Connecticut Trust primarily consists of obligations issued by entities located in Connecticut. The following information is only a summary of risk factors associated with
Connecticut.  It has been compiled from official government statements and other publicly available documents.  Although the Sponsors have not independently verified the information, they have no reason to believe that it is not correct in all material respects. ConnecticutOs manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents has been in decline for several years.
Although ConnecticutOs manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts.  As a result, reductions in defense spending have had a substantial adverse effect on ConnecticutOs manufacturing industry.
ConnecticutOs manufacturing employment peaked in 1985 at over 441,000 workers but had declined 35.4% by 1994.  Although the loss of manufacturing jobs was partially offset by a 66.3% rise in other non-agricultural employment during the same period.  ConnecticutOs growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole.  Moreover,
ConnecticutOs largest defense contractors have announced plans to reduce their labor forces substantially over the next four years. From 1986 through 1994,
ConnecticutOs unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states.  The average unemployment rate (seasonally adjusted) of Connecticut increased from a low of
3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.6% in 1994.  Average per capita personal income of Connecticut residents increased in every year from 1985 to
1994, rising from $18,268 to $29,044.  However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and
Connecticut is now in a recession, the depth and duration of which are uncertain. For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively.  At the end of the 1990-1991 fiscal year, the
General Fund had an accumulated unappropriated deficit of $965,712,000.  For the four fiscal years ended JuneE30, 1995, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000 and
$80,500,000, respectively.  General Fund budgets for the biennium ending
JuneE30, 1997 were adopted in 1995.  General Fund expenditures and revenues are budgeted to be approximately $9,800,000 and $10,150,000, for the 1995-1996 and
1996-1997 fiscal years, respectively. In 1991, to address the General FundOs growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992.  For each fiscal year starting with the 1991-1992 fiscal year, the
General Fund has operated at a surplus with over 60% of the StateOs tax revenues being generated by the income tax and the sales and use tax.  However, the StateOs budgeted expenditures have more than doubled from approximately
$4,300,000,000 for the 1986-1987 fiscal year to approximately $10,150,000,000 for the 1996-1997 fiscal year. The 1991 legislation also authorized the State
Treasurer to issue Economic Recovery Notes to fund the General FundOs accumulated deficit of $965,712,000 as of JuneE30, 1991, and during 1991 the state issued a total of $965,710,000 Economic Recovery Notes, of which
$315,710,000 were outstanding as of SeptemberE15, 1995.  The notes were to be payable no later than JuneE30, 1996, but as part of the budget adopted for the biennium ending JuneE30, 1997, payment of the remaining notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be paid over the four fiscal years ending JuneE30, 1999. The StateOs primary method for financing capital projects is through the sale of general obligation bonds.  As of
SeptemberE15, 1995, the State had authorized general obligation bonds totaling
$10,513,394,000, of which $9,068,876,000 had been approved for issuance by the
State Bond Commission, $7,715,675,000 had been issued, and $6,186,518,000 were outstanding. In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements.  The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University.  The
UniversityOs bonds will be secured by a state debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending JuneE30, 1999, and $580 million for the four fiscal years ending
JuneE30, 2005. In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds.  Such bonds have been issued by the following quasi-public agencies: the Connecticut
Housing Finance Authority, the Connecticut Development Authority, the
Connecticut Higher Education Supplemental Loan Authority, the Connecticut
Resources Recovery Authority and the Connecticut Health and Educational
Facilities Authority.  Such bonds have also been issued by the cities of
Bridgeport and West Haven and the Southeastern Connecticut Water Authority.  As
of SeptemberE15, 1995, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,755,500,000. In 1984, the State established a program to plan, construct and improve the StateOs transportation system (other than Bradley International Airport).  The total cost of the program through JuneE30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds.  The State expects to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation (OSTOO) bonds.  The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues. As of SeptemberE15, 1995, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which
$3,269,700,000 had been issued.  It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program.  Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met.  The State expects to continue to offer bonds for this program. On
MarchE29, 1990, Standard and PoorOs reduced its ratings of the StateOs general obligation bonds from AA+ to AA, and on AprilE9, 1990, MoodyOs reduced its ratings from Aal to Aa.  On SeptemberE13, 1991, Standard & PoorOs further reduced its ratings of the StateOs general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-.
On MarchE17, 1995, Fitch reduced its ratings of the StateOs general obligation bonds from AA+ to AA. The State, its officers and its employees are defendants in numerous lawsuits.  Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the StateOs financial position: (i)Ean action by inmates of the Department of Correction seeking damages and injunctive relief with respect to alleged violations of statutory and constitutional rights as a result of the monitoring and recording of their telephone calls from the StateOs correctional institutions; (ii)Elitigation on behalf of black and Hispanic school children in the City of Hartford seeking
Ointegrated educationO within the Greater Hartford metropolitan area;
(iii)Elitigation involving claims by Indian tribes to less than 1/10 of 1% of the StateOs land area; (iv)Elitigation challenging the StateOs method of financing elementary and secondary public schools on the ground that it denies equal access to education; (v)Ean action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (vi)Ean action by the Connecticut
Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a basis more favorable to them;
(vii)Ea class action by the Connecticut Criminal Defense Lawyers Association
claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; and (viii)Ean action to enforce the spending cap provision of the StateOs constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in Ogeneral budget expendituresO until this is done.  In addition, a number of corporate taxpayers have filed refund requests for corporation business tax, asserting that interest and federal obligations may not be included in the measure of that tax, on the grounds that to do so allegedly violates federal law because interest on certain obligations of the State is not included in the measure of the tax.  The State has attempted to eliminate the basis for these refund requests by enacting legislation that takes by eminent domain the rights of corporate holders to exclude the interest on such obligations.  The State will compensate such corporate holders. General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality.  A municipalityOs property tax base is subject to many factors outside the control of the municipality, including the decline in
ConnecticutOs manufacturing industry.  In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality.  Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations. In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits.  The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on JuneE7, 1991.  The State opposed the petition.  The United States Bankruptcy Court for the District of Connecticut
held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies.
Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations. FLORIDA TRUSTS - ECONOMIC FACTORS
The portfolio of each Florida Trust consists primarily of obligations issued by entities located in Florida. Population.  In 1980, Florida was the seventh most populous state in the U.S.  The State has grown dramatically since then and as of April 1, 1994, ranks fourth with an estimated population of 13.9 million.
FloridaOs attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 235,600 new residents a year from
1985 through 1994.  The U.S. average population increase since 1984 is about 1%
annually, while FloridaOs average annual rate of increase is about 2.3%.
Florida continues to be the fastest growing of the eleven largest states.  This strong population growth is one reason the StateOs economy is performing better than the nation as a whole.  In addition to attracting senior citizens to
Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals.  Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%.  The share of FloridaOs total working age population (18-59) to total State population is approximately 54%.  This share is not expected to change appreciably into the twenty-first century. Income.  The StateOs personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of
Commerce and the Florida Consensus Economic Estimating Conference.  This is
because FloridaOs population has been growing at a very strong pace and, since the early 1970s, the StateOs economy has diversified so as to provide a broader economic base.  As a result, FloridaOs real per capita personal income has tracked closely with the national average and has tracked above the southeast.
From 1985 through 1994, the StateOs real per capita income rose at an average of 5.2% per year, while the national real per capita income increased at an average of 5.1% per year. Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income.  For example,
FloridaOs total wages and salaries and other labor income in 1994 was 61.5% of total personal income, while a similar figure for the nation was 72.6%.
Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods. The StateOs per capita personal income in 1994 of $21,667 was slightly below the national average of $21,809 and significantly ahead of that for the southeast United States, which was $19,649.  Real personal income in the State is estimated to increase 2.7% in 1995-96 and 1.9% in 1996-97.  The Florida economy appears to be performing in line with the U.S. economy and is expected to experience steady, if unspectacular, growth. Employment.  Since 1985, the
StateOs population has increased an estimated 26.1%.  In the same period,
FloridaOs total non-farm employment has grown by approximately 37.9%.  Since
1985, the job creation rate in the State is almost twice that of the nation as a whole.  Contributing to this is the StateOs rapid rate of growth in employment and income from international trade.  Changes to its economy have also contributed to the StateOs strong performance.  The State is now less dependent on employment from construction, construction related manufacturing, and resource based manufacturing, which have declined as a proportion of total
State employment.  The StateOs private sector employment is 86.4% of total non-farm employment.  While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle.  The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical.  The
StateOs unemployment rate throughout the 1980s tracked below the nationOs.  As the StateOs economic growth has slowed, its unemployment rate has tracked above the national average.  The average rate in the State since 1985 is 6.3%.  The national average is 6.4%.  According to the U.S. Department of Commerce, the
Florida Department of Labor and Employment Security, and the Florida Consensus
Economic Estimating Conference (together the OOrganizationO) the StateOs unemployment rate was 6.6% during 1994.  As of November 1995, the Organization estimates that the unemployment rate will be 5.6% for 1995-96 and 5.7% in
1996-97. The StateOs economy is expected to decelerate along with the nation, but is expected to out perform the nation as a whole.  Total non-farm employment in Florida is expected to increase 3.2% in 1995-96 and rise 3.0% in
1996-97.  Trade and services, the two largest, account for more than half of the total non-farm employment.  Employment in the service sectors should experience an increase of 5.3% in 1995-96, while growing 4.5% in 1996-97.
Trade is expected to expand 3.4% in 1996 and 3.0% in 1997.  The service sector is now the StateOs largest employment category. Construction.  The StateOs economy has in the past been highly dependent on the construction industry and construction related manufacturing.  This dependency has declined in recent years and continues to do so as a result of continued diversification of the
StateOs economy.  For example, in 1980, total contract construction employment as a share of total non-farm employment was just about 7.5%, and in 1994 the share had edged downward to 5%.  This trend is expected to continue as the
StateOs economy continues to diversify.  Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1994 while the StateOs population is
5.3% of the U.S. total population.  FloridaOs housing starts since 1985 have averaged 148,500 a year. A driving force behind the StateOs construction industry has been the StateOs rapid rate of population growth.  Although the
State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 235,000 range annually throughout the 1990s.
This population trend should provide plenty of fuel for business and home builders to keep construction activity lively in Florida for some time to come.
However, other factors do influence the level of construction in the State.
For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties.  Economic growth and existing supplies of homes also contribute to the level of construction activity in the State. Single and multi-family housing starts in 1995-96 are projected to reach a combined level of 113,200 increasing to 115,100 next year.  Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above.  Total construction expenditures are forecasted to increase 4.0% this year and increase 5.3% next year. The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries.  While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction related manufacturing industries.  The construction industry is driven to a great extent by the StateOs rapid growth in population.  There can be no assurance that population growth will continue throughout the 1990s in which case there would be an adverse impact on the StateOs economy through the loss of construction and construction related manufacturing jobs.  Also, recent increases in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State.  In addition, available commercial office space has tended to remain high over the past few years.  So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow. Tourism.  Tourism is one of the
StateOs most important industries.  Approximately 39.9 million tourists visited the State in 1993, as reported by the Florida Department of Commerce.  In terms of business activities and State tax revenues, tourists in Florida in 1994 represented an estimated 4.5 million additional residents.  Visitors to the
State tend to arrive slightly more by air than by car.  The StateOs tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality.  Tourist arrivals are expected to increase by 1.3% this year, and 4.3% next year.  Tourist arrivals to Florida by air are expected to decrease by 0.5% this year and increase by
4.6% next year, while arrivals by car are expected to rise 3.2% in 1995-96 and
4.9% in 1996-97.  By the end of the StateOs current fiscal year, 41.4 million domestic and international tourists are expected to have visited the State.  In
1996-97 tourist arrivals should approximate 43.2 million. Revenues and
Expenses.  Estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $15,149.12 million, a 2.2% increase over 1994-95.  Of the total General Revenue plus Working
Capital and Budget Stabilization funds available to the State, $14,456.7 million of that is Estimated Revenues (excluding the Hurricane Andrew impact), which represents an increase of 5.9% over the previous yearOs Estimated
Revenues.  With effective General Revenues plus Working Capital Fund and Budget
Stabilization appropriations at $14,824.0 million, unencumbered reserves at the end of 1995-96 are estimated at $325.1 million.  Estimated fiscal year 1996-97
General Revenue plus Working Capital and Budget Stabilization funds available total $15,717.8 million, a 3.8% increase over 1995-96.  The $15,717.8 million in Estimated Revenues represents an increase of 5.6% over the previous yearOs
Estimated Revenues. In fiscal year 1994-95, approximately 66% of the StateOs total direct revenue to its three operating funds was derived from State taxes and fees, with Federal grants and other special revenue accounting for the balance.  State sales and use tax, corporate income tax, intangible personal property and beverage tax amounted to 67%, 7%, 4% and 4%, respectively, of total General Revenue Funds during fiscal 1994-95.  In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 32% and 11%, respectively, of total expenditures from the
General Revenue Fund. The StateOs sales and use tax (6%) currently accounts for the StateOs single largest source of tax receipts.  Slightly less than 10% of the StateOs sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein.  In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county.  Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law.  Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care.  It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%.  For the fiscal year ended June 30, 1995, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled
$10,672.0 million, an increase of 6.0% over fiscal year 1993-94. The second largest source of State tax receipts is the tax on motor fuels.  However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the StateOs General Revenue Fund. The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor.  This tax is one of the StateOs major tax sources, with revenues totaling $437.3 million in fiscal year ending June 30, 1995.  Alcoholic beverage tax receipts increased about 1.0% from the previous yearOs total.  The revenues collected from this tax are deposited into the StateOs General Revenue Fund. The State imposes a corporate income tax.  All receipts of the corporate income tax are credited to the General Revenue Fund.  For the fiscal year ended June 30, 1995, receipts from this source were $1,063.5 million, an increase of 1.5% from fiscal year 1993-94. The State also imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts.  The documentary stamp tax collections totaled $695.3 million during fiscal year 1994-95, an 11.4% increase from the previous fiscal year.
Beginning in fiscal year 1993-94, 62.63% of these taxes are to be deposited to the General Revenue Fund. The State imposes a gross receipts tax on electric, natural gas, and telecommunications services.  All gross receipt utilities tax collections are credited to the StateOs Public Education Capital Outlay and
Debt Service Trust Fund.  In fiscal year 1993-94, this amounted to $508.4 million. The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on
Florida real property.  The annual rate of tax is 2 mils.  The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property.  In fiscal year 1994-95, total intangible personal property tax collections were $818.0 million, a 2.1% decrease from the prior year.  Of the net tax proceeds, 66.5% are distributed to the General
Revenue Fund. The StateOs severance tax taxes oil, gas and sulphur production, as well as the severance of phosphate rock and other solid minerals.  Total collections from severance taxes total $61.2 million during fiscal year
1994-95, up 1.1% from the previous year.  Currently 58% of this amount is transferred to the General Revenue Fund. The State began its own lottery in
1988.  State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery.  Fiscal year 1994-95 lottery ticket sales totaled $2.19 billion, providing education with approximately $853.2 million. Debt-Balanced Budget Requirement.  At the end of fiscal 1994, approximately $6.07 billion in principal amount of debt secured by the full faith and credit of the State was outstanding.  In addition, since July 1,
1994, the State issued about $1.17 billion in principal amount of full faith and credit bonds. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year.  If the Governor or
Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund.  Additionally, the State Constitution prohibits issuance of State obligations to fund State operations. Litigation.  Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies.
Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse effect on the StateOs financial position. Florida law provides preferential tax treatment to insurers who maintain a home office in the State.  Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid.
Recently, the Florida Supreme Court ruled in favor of the State.  This case and others, along with pending refund claims, total about $150 million. Previously the State imposed a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State.  Plaintiffs sued the State alleging that this fee violated the Commerce Clause of the U.S. Constitution.
The Circuit Court in which the case was filed granted summary judgment for the plaintiffs, enjoined further collection of the impact fee and order refunds to all those who have paid the fee since the collection of the fee went into effect.  In the StateOs appeal of the lower CourtOs decision, the Florida
Supreme Court ruled that this fee was unconstitutional under the Commerce
Clause.  Thus, the Supreme Court approved the lower courtOs order enjoining further collection of the fee and requiring refund of the previously collected fees.  The refund exposure of the State has been estimated to be in excess of
$188 million. The State maintains a bond rating of Aa, AA, and AA from MoodyOs,
Standard & PoorOs, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment.  While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Bonds purchased by the Trust will not be adversely affected by any such changes. The sources for the information presented above include official statement and financial statements of the
State of Florida.  While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects. GEORGIA TRUSTS - ECONOMIC FACTORS
The portfolio of each Georgia Trust consists primarily of obligations issued by entities located in Georgia. The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations.  The
Sponsor has not independently verified any of the information contained in such publicly available documents. Constitutional Considerations.  The Georgia
Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt.  The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State.  The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt  service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. The Georgia
Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year.  Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.  The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year.  No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.  No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph. Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance.  The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor. The State and Its Economy.  The State operates on a fiscal year beginning July 1 and ending June 30.  Thus, the 1994 fiscal year ended JuneE30, 1994.  The stateOs recovery from the recent economic recession has been steady and is better than regional trends, albeit half the rate of earlier recoveries.  While this recovery does not meet the explosive patterns set in past cycles, recent state data reveals that Georgia ranks among the top five states in the nation in employment and total population growth.
The 1992 annual average unemployment rate for Georgia was 6.9% as compared to the 1992 national annual average unemployment rate of 7.4%.  The 1993 annual average unemployment rate for Georgia was 5.7% as compared to the 1993 national annual average unemployment rate of 6.7%.  Throughout 1994, the monthly unemployment rate for Georgia (not seasonally adjusted) has remained below the national average monthly unemployment rate (not seasonally adjusted).  In
December 1994, GeorgiaOs unemployment rate was 4.6% as compared to the national average unemployment rate of 5.1% (not seasonally adjusted). Stronger economic trends and conservative revenue forecasting resulted in the continuation of improved financial results for the fiscal year ended JuneE30, 1994.  The
StateOs general fund closed fiscal 1994 with a total fund balance position of
$480.6 million, of which $249.5 million was in the revenue shortfall reserve fund (3% of revenues), marking the second consecutive year of buildup in that reserve.  The midyear adjustment reserve was fully funded at $89.1 million. The
stateOs fiscal 1995 adopted budget called for an increase in state spending to
$9.8 billion, up 6.5% from the prior period.  Economic growth is estimated to be in the 6%-8% range for the second straight year.  The budget report forecasted general fund revenues to grow to $9.4 billion, an increase of
$490.0 million, or 5.5% above actual fiscal 1994 levels.  Sales and income taxes account for the majority of that increase, despite a $100 million cut in personal income taxes.  Additional revenues provided by lottery proceeds ($240 million) and indigent-care trust fund monies support the remaining spending.
Revenues for the first three months of fiscal 1995 ran nearly 8.4% above fiscal
1994 levels.  Most of the increase is attributable to the growth in personal and corporate income and sales taxes.  As a result, the state anticipates that fiscal 1995 will once again produce positive financial results. The debt burden is low at only $593 per capita, or 3.3% of personal income, and 5% of expenditures. In July 1994, widespread flooding in central and southern Georgia caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.  As of July 12, 1994,
Governor Zell Miller refused to estimate the dollar value of the damage but other sources estimate that damage could exceed $300 million.  Thirty-one counties have been declared federal disaster areas.  MoodyOs and Standard &
PoorOs are observing the situation in Georgia, but neither rating agency has expressed any immediate credit concerns. Bond Ratings.  Currently, MoodyOs
Investors Service, Inc. rates Georgia general obligation bonds Aaa and Standard
& PoorOs Corporation rates such bonds AA+. Legal Proceedings.  Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. 48-2-35, in light of Bacchus
Imports, Ltd. v. Dias, 468 U.S. 263 (1984) under GeorgiaOs pre-Bacchus statute.
In James B. Beam Distilling Co. v. State, 501 U.S. 529 (decided JuneE20, 1991)
the Supreme Court indicated that Bacchus was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses.  GeorgiaOs statute of limitations in
O.C.G.A. 48-2-35 has run on all pre-Bacchus claims for refund except five pending claims seeking 31.7 million dollars in tax plus interest.  On remand, the Fulton County Superior Court has ruled that procedural bars and other defenses bar any recovery by taxpayers on BeamOs claims for refund.  The
Georgia Supreme Court has affirmed, and BeamOs petition to the United States
Supreme Court for a rehearing was denied on FebruaryE21, 1995. In Board of
Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program.  The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $6 million.  On DecemberE6, 1994, the Supreme Court ruled in
Reich v. Collins, that Georgia had employed a Obait-and-switchO scheme to tax federal pension income in the State and then to deny retireesO requests for a tax refund.  The Court left it up to the Georgia Supreme Court to provide retirees with Omeaningful backward-looking relief.O  Governor Zell Miller tentatively agreed that the State would pay such retirees $108 million.  The
State potentially owes another $100 million to those federal retirees who did not apply for a refund by the StateOs April 1992 deadline.  The Chairman of the
Georgia State Senate Appropriations Committee said that the Georgia budget could absorb the impact of the $108 million settlement. The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in a Georgia Trust are subject.  Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.  Since
Georgia Bonds in the Georgia Trusts (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Georgia Bonds in the Georgia Trusts to pay the debt service requirements on the Georgia Bonds.  Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any
Georgia general obligation bonds in the Georgia Trusts. MARYLAND TRUSTS -
ECONOMIC FACTORS The portfolio of each Maryland Trust consists primarily of obligations issued by entities located in Maryland. Some of the significant financial considerations relating to the investments of the Maryland Trusts are summarized below.  This information is derived principally from official statements and preliminary official statements released on or before MayE13,
1992, relating to issues of Maryland obligations and does not purport to be a complete description. The StateOs total expenditures for the fiscal years ending June 30, 1990, June 30, 1991 and June 30, 1992 were $11.019, $11.304 and
$11.657 billion, respectively.  As of January 13, 1993, it was estimated that total expenditures for fiscal 1993 would be $11.897 billion.  The StateOs
General Fund, representing approximately 55%-60% of each yearOs total budget, had a surplus on a budgetary basis of $57 million in fiscal year 1990, $55 thousand in fiscal 1991, and a deficit of $56 million in fiscal 1992.  The
Governor of Maryland reduced fiscal 1993 appropriations by $56 million to offset the fiscal 1992 deficit.  The State Constitution mandates a balanced budget. The 1993 fiscal year budget was enacted in April 1992 which, together with legislation enacted 1992, involved the transfer of certain funds, new fees and taxes, and alteration of certain statutory State expenditure programs.
When the 1993 budget was enacted, it was estimated that the General Fund surplus at June 30, 1993 would be approximately $10 million on a budgetary basis.  During the final months of fiscal year 1992 and the initial months of fiscal year 1993, collections of State revenues were below the levels estimated at the time of the adoption of the 1993 budget.  The Governor proposed a cost containment plan to address this revenue shortfall and to provide reserves to finance potential deficiency appropriations.  On September 30, 1992, the Board of Public Works approved the GovernorOs proposal to reduce General Fund appropriations by $168 million.  The Board of Public Works also approved the
GovernorOs proposal to reduce the special fund appropriations for the
Department of Transportation by $30 million.  Legislation was introduced at the
1993 session of the General Assembly to transfer this $30 million to the
General Fund, as well as $10 million from various other special funds.  In a special session held in November 1992, the General Assembly enacted legislation reducing State aid to local governments by $147 million.  In addition, other elements of the GovernorOs original cost containment plan are in the process of being implemented or revised. The public indebtedness of Maryland and its instrumentalities is divided into three basic types.  The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects.  The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use.
Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. According to the most recent available ratings, general obligation bonds of the State are rated OAaaO by MoodyOs and OAAAO by
Standard & PoorOs, as are those of Baltimore County, a separate political entity surrounding Baltimore City.  General obligation bonds of Montgomery
County located in the suburbs of Washington, D.C., are rated OAaaO by MoodyOs and OAAAO by Standard & PoorOs.  General obligation bonds of Prince GeorgeOs
County, the second largest metropolitan county, which is also in the suburbs of
Washington, D.C., are rated OA1O by MoodyOs and OAA-O by Standard & PoorOs.
The general obligation bonds of those other counties of the State that are rated by MoodyOs, carry an OAO rating or better, except for those of Allegheny
County, which are rated OBaa.O  The most populous municipality in the State is
Baltimore City, the general obligation bonds of which are rated OA1O by MoodyOs and OAO by Standard & PoorOs.  The majority of Maryland Health and Higher
Education Authority and State Department of Transportation revenue bond issues have received an OAO rating or better from MoodyOs. While these ratings and the other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in State or local economic or political conditions. MASSACHUSETTS TRUSTS D ECONOMIC FACTORS
The portfolio of each Massachusetts Trust consists primarily of obligations issued by entities located in Massachusetts. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the
Commonwealth of Massachusetts (the OCommonwealthO).  It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts.  No independent verification has been made of the accuracy or completeness of the following information.
There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local governmental finances generally, will not adversely affect the market value of Massachusetts obligations in the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. Since 1988, there has been a significant slowdown in the CommonwealthOs economy, as indicated by a rise in unemployment, a slowing of its per capita income growth and declining state revenues.  In fiscal 1991, the CommonwealthOs expenditures for state government programs exceed current revenues, and although fiscal
1992, 1993 and 1994 revenues exceeded expenditures, no assurance can be given that lower than expected tax revenues will not resume and continue. 1996 Fiscal
Year Budget.  On JuneE21, 1995, the Governor signed the CommonwealthOs budget for fiscal 1996.  The fiscal 1996 budget is based on an estimated budgeted revenues and other sources of approximately $16.802 billion, which includes tax revenue estimates of approximately $11.654 billion, an increase of approximately $475 million, as compared to estimated 1995 tax revenues of
$11.179 billion.  The fiscal 1996 budgeted expenditures are $16.820 billion, which represents an approximately 2.6% increase from fiscal 1995 expenditures.
1995 Fiscal Year Budget.  On July 10, 1994, the Governor signed the
CommonwealthOs budget for fiscal 1995.  The fiscal 1995 budget is based on estimated budgeted revenues and other sources of approximately $16.360 billion, which includes revised tax revenue estimates of approximately $11.179 billion.
Tax revenues for fiscal 1995 were originally estimated at $11.328 billion in
May, 1994, however, due to the slowing of the rate of growth in certain tax revenue categories in the months following the signing of the budget, particularly income tax, the Secretary of the Administration and Finance on
SeptemberE26, 1994, as required by law, reduced the fiscal 1995 tax revenue estimate by $75 million.  On JanuaryE25, 1995, the Secretary of Administration
and Finance further revised the fiscal 1995 tax revenue estimate to $11.179 billion, a reduction of approximately $55 million from the SeptemberE26, 1994 estimate.  The tax revenue estimate includes $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget.  Estimated fiscal 1995 tax revenues are approximately $572 million higher than fiscal 1994 tax revenues of $10.607 billion. As signed by the Governor, the budget authorizes approximately $16.482 billion in fiscal 1995 expenditures.  The Governor exercised his authority to veto and reduce individual line items and reduced total expenditures by approximately $298.2 million and vetoed certain other law changes contained in the fiscal 1995 budget.  The $16.449 billion of fiscal 1995 expenditures includes a reserve against certain contingencies currently in the amount of
$98.6 million.  On JanuaryE25, 1995, the Governor filed a supplemental appropriation recommendation aggregating approximately $43.6 million, which expenditures are included in the $98.6 million contingency reserve for fiscal
1995 expenditures.  Included in the approximately $298.2 million of vetoes noted above, the Governor vetoed approximately $296.9 million in appropriations for the Executive Office of Human Services and the Department of Pubic Welfare,
representing the estimate, at the time, of four months of funding for the
CommonwealthOs pubic assistance programs. On FebruaryE10, 1995, the Governor signed into law certain reforms to the CommonwealthOs program for Aid to
Families with Dependent Children (OAFDCO) which take effect on JulyE1, 1995, subject to federal approval of certain waivers.  The revised program reduces
AFDC benefits to able-bodied recipients by 2.75%, while allowing them to keep a larger portion of their earned wages, requires approximately 22,000 able-bodied parents of school-aged children to work or perform community service for 20 hours per week and requires approximately 16,000 recipients who have children between the ages of two and six to participate in an education or training program or perform community service.  The plan also establishes a pilot program for up to 2,000 participants that offers tax credits and wage subsidies to employers who hire welfare recipients.  Parents who find employment will be provided with extended medical benefits and day care benefits for up to one year.  The plan mandates paternal identification, expands funding for anti-fraud initiatives, and requires parents on AFDC to immunize their children.  Parents who are disabled, caring for a disabled child, have a child under the age of two, or are teen-agers living at home and attending high school, will continue to receive cash assistance.  Since most provision of the new law do not take effect until JulyE1, 1995, the Executive Office of
Administration projects that the reforms will not materially affect fiscal 1995 public assistance spending.  The fiscal 1995 expenditure estimate of $16.449 billion includes $247.8 million appropriated to fund the CommonwealthOs public assistance programs for the last four months of fiscal 1995.  The Commonwealth is currently evaluating the new lawOs impact on fiscal 1996 projected spending for public assistance programs. The fiscal 1995 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured. On
NovemberE8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the CommonwealthOs three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and not permit including the Highway Fund balance in the computation Oconsolidated net surplusO for purposes of state finance laws.  The initiative petition also provides that no more than 15% of gasoline tax revenue may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority.  The Executive
Office of Administration and Finance is analyzing the effect, if any, this initiative petition, which became law on DecemberE8, 1994, may have on the fiscal 1995 budget and it currently does not expect it to have any materially adverse impact.  This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.
1994 Fiscal Year.  Fiscal 1994 tax revenue collections were approximately
$10.607 billion, $87 million below the Department of RevenueOs fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion.  Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion.
Total revenues and other sources increased by approximately 5.7% from fiscal
1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.
Budgeted expenditures and other uses of funds in fiscal 1994 were approximately
$15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses. As of June 30, 1994, the
Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million. In June, 1993, the
Legislature adopted, and the Governor signed into law, comprehensive education reform legislation.  This legislation required an increase in expenditures for education purposes above fiscal 1993 based spending of $1.288 billion of approximately $175 million in fiscal 1994.  The Executive Office for
Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $625 million in fiscal 1996 and $868 million in fiscal
1997.  Additional annual increases are also expected in later fiscal years.
The fiscal 1995 budget as signed by the Governor includes $896 million in appropriations to satisfy this legislation. 1993 Fiscal Year.  The
CommonwealthOs budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses.  Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.  Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of
$9.930 billion.  Total revenues and other sources increased by approximately
6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.  Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million.  After payment in full of the distribution of local aid to the CommonwealthOs cities and towns (OLocal AidO) and the retirement of short term debt, the Commonwealth showed a year end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million. 1992 Fiscal Year.  The CommonwealthOs budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures.  Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements.
Budgeted revenues and other sources for fiscal 1992 totalled approximately
$13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period.  Overall, fiscal 1992 is estimated to have ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million.  After payment in full of the
Local Aid in the amount of $514.0 million due on June 30, 1992, retirement of the CommonwealthOs outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short term borrowings, as of June 30, 1992, the end of fiscal 1992, the Commonwealth showed a year-end position of approximately $731 million, as compared with the CommonwealthOs cash balance of $182.3 million at the end of fiscal 1991. 1991 Fiscal Year.
Budgeted expenditures for fiscal 1991 totalled approximately $13.659 billion, as against budgeted revenues and other sources of approximately $13.634 billion.  The Commonwealth suffered an operating loss of approximately $21.2 million.  Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a fiscal 1991 budgetary surplus of $237.1 million.  State law requires that approximately $59.2 million of the fiscal year ending balances of $237.1 million be placed in the Stabilization Fund, a reserve from which funds can be appropriated (i) to make up any difference between actual state revenues in any fiscal year in which actual revenues fall below the allowable amount, (ii) to replace state and local losses by federal funds or
(iii) for any event, as determined by the legislature, which threatens the health, safety or welfare of the people or the fiscal stability of the
Commonwealth or any of its political subdivisions. Upon taking office in
January 1991, the new Governor proposed a series of legislative and administrative actions, including withholding of allotments under Section 9C of
Chapter 29 of the General Laws, intended to eliminate the projected deficits.
The new GovernorOs review of the CommonwealthOs budget indicated projected spending of approximately $14.1 billion with an estimated $850 million in budget balancing measures that would be needed prior to the close of fiscal
1991.  At that time, estimated tax revenues were revised to approximately $8.8 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted.  The Legislature adopted a number of the GovernorOs recommendations and the Governor took certain administrative actions not requiring legislative approval, including the adoption of a state employee furlough program.  It is estimated by the Commonwealth that spending reductions achieved through savings initiatives and withholding of allotments total approximately $484.3 million in aggregate for fiscal 1991.  However, these savings and reductions may be impacted negatively by litigation pursued by third parties concerning the GovernorOs actions under Section 9C of Chapter 29 of the General Laws and with regard to the state employee furlough program. In addition, the new administration in May 1991 filed an amendment to its Medicaid state plan that enables it to claim 50% federal reimbursement on uncompensated care payments for certain hospitals in the Commonwealth.  As a result, in fiscal 1991, the Commonwealth obtained additional non-tax revenues in the form of federal reimbursements equal to approximately $513 million on account of uncompensated care payments.  This reimbursement claim was based upon recent amendments of federal law contained in the Omnibus Budget Reconciliation Act of
1990 and, consequently, on relatively undeveloped federal laws, regulations and guidelines.  At the request of the federal Health Care Financing
Administration, the Office of Inspector General of the United States Department
of Health and Human Services has commenced an audit of the reimbursement.  The administration, which had reviewed the matter with the Health Care Financing
Administration prior to claiming the reimbursement, believes that the
Commonwealth will prevail in the audit.  If the Commonwealth does not prevail, the Commonwealth would have the right to contest an appeal, but could be required to pay all or part of Medicaid reimbursements with interest and to have such amount deducted from future reimbursement payments. 1990 and 1989
Fiscal Years.  In July 1989, the former Governor vetoed certain provisions included in the budget legislation for fiscal 1990, including approximately
$273 million of the fiscal 1990 appropriations, including $100 million for
Local Aid.  One of the GovernorOs vetoes occasioned a default by the
Commonwealth on a September 1, 1989 payment of $2.5 million on a general obligation contract with the Massachusetts Community Development Finance
Corporation to which its full faith and credit had been pledged, which payment was made on September 17, 1990 after a supplemental appropriation was proposed by the Governor and passed by the legislature.  The legislature overrode the
GovernorOs veto of $100 million of Local Aid and the Governor then indicated
that he was withholding the allotment for such expenditure.  The Supreme
Judicial Court invalidated the GovernorOs withholding of $210 million of appropriated funds for certain Local Aid purposes in May 1990. Budgeted expenditures for fiscal 1989 and 1990 totalled approximately $12.6 billion and
$13.3 billion, respectively.  Budgeted revenues for fiscal 1989 and 1990 totalled approximately $12.0 billion and $12.0 billion, respectively.
Employment.  Reversing a trend of relatively low unemployment during the early and mid 1980s, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the CommonwealthOs unemployment rate exceeded the
national unemployment rate.   During 1990, the Massachusetts unemployment rate
increased from 4.5% in January to 6.1% in July to 6.7% in August.  During 1991,
the Massachusetts unemployment rate averaged 9.0% while the average United
States unemployment rate was 6.7%.  The Massachusetts unemployment rate during
1992 averaged 8.5% while the average United States unemployment rate was 7.4%.
Since 1993, the average monthly unemployment rate has declined steadily.  The
Massachusetts unemployment rate in December 1994 was 5.7%, as compared with the
United States unemployment rate of 5.4% for the same period.  Other factors which may significantly and adversely affect the employment rate in the
Commonwealth include reductions in federal government spending on defense-related industries.  Due to this and other considerations, there can be no assurances that unemployment in the Commonwealth will not increase in the future. Debt Ratings.  S&P currently rates the CommonwealthOs uninsured general obligation bonds at A+.  At the same time, S&P currently rates state and agency notes at SP1.  From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when
S&P lowered its rating on the CommonwealthOs general obligation bonds and other
Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB. MoodyOs currently rates the CommonwealthOs uninsured general obligation bonds at A1.
From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by MoodyOs since May 1989.  In May 1989, MoodyOs lowered its rating on the CommonwealthOs notes from MIG-1 to MIG-2, and its rating on the
CommonwealthOs commercial paper from P-1 to P-2.  On June 21, 1989 MoodyOs reduced the CommonwealthOs general obligation rating from Aa to A.  On November
15, 1989, MoodyOs reduced the rating on the CommonwealthOs general obligations from A to Baa1, and on March 9, 1990, MoodyOs reduced the rating of the
CommonwealthOs general obligation bonds from Baa1 to Baa.  There can be no assurance that these ratings will continue. In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations.  The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts obligations in the Massachusetts Trusts.  Should there be during the term of a
Massachusetts Trust a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Massachusetts obligations in such Trust, and interest income to such Trust could be adversely affected. Total Bonds and Note Liabilities.  The total general obligation bonded indebtedness of the Commonwealth (including
Fiscal Recovery Bonds) as of April 1, 1995, was approximately $9.6 billion.
There were also outstanding approximately $245 million in general obligation notes and other short term general obligation debt.  The total bond and note liabilities of the Commonwealth as of April 1, 1995, including guaranteed bond and contingent liabilities, was approximately $12.9 billion. Debt Service.
During the 1980s, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that period.  Payments for debt service on Commonwealth general obligation bonds and notes have risen at an average annual rate of 22.2% from $770.9 million in fiscal 1990 to an estimated
$942.3 million in fiscal 1991.  Debt service payments in fiscal 1992 were
$898.3 million.  Debt service payments for fiscal 1992 reflect a $261 million one-time reduction achieved as a result of the issuance of the refunding bonds in September and October 1991.  Debt Service expenditures were approximately
$1.140 billion and $1.149 billion for fiscal 1993 and 1994, respectively, and are projected to be approximately $1.241 billion for fiscal 1995.  The fiscal
1993 and fiscal 1994 debt service expenditures reflect savings of $62.9 million and $57.3 million, respectively, achieved through the issuance of refunding bonds in October 1992, and March, May and AugustE1993.  The amounts represented do not include debt service on notes issued to finance the fiscal 1989 deficit and certain Medicaid related liabilities, certain debt service contract assistance to the Massachusetts Bay Transportation Authority ($181.9 million projected in fiscal 1995), the Massachusetts Convention Center Authority ($24.6
million projected in fiscal 1995), the Massachusetts Government Land Bank ($6.0 million projected in fiscal 1995) and the Massachusetts Water Pollution
Abatement Trust ($13.9 million projected in fiscal 1995), as well as grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($179.2 million projected in fiscal 1995). In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds).
The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) for fiscal 1994 is 5.6% (on a preliminary unaudited basis) which is projected to increase to 5.9% in fiscal 1995. Certain Liabilities.  Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and
Medicaid expenditures which have increased each year since the program was initiated.  The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues. As a result of comprehensive legislation approved in January 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the
CommonwealthOs unfunded liabilities over 40 years.  The estimated pension costs
(inclusive of current benefits and reserves) for fiscal 1996 are $1.044 billion, representing an increase of 5.0% over estimated fiscal 1995 expenditures of $994.3 million. Litigation.  The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston
Harbor.  The MWRA, successor in liability to the Metropolitan District
Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements.  Under the Clean
Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment.  The MWRA currently projects that the total cost of construction of the treatment facilities required under the courtOs order is approximately $3.5 billion in current dollars, with approximately $1.84 billion to be spent on or after JulyE1, 1994.
The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients.
The Superior Court has denied the plaintiff s motion for preliminary injunction and has also denied the plaintiffOs motion for class certification.  If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situation persons, it would substantially increase in the annual cost to the
Commonwealth that these services might eventually be required.  The Department of Public Welfare currently estimates this increase to be as much as $200 million per year. There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. The Massachusetts Hospital
Association has brought an action challenging an element of the Medicaid rate setting methodologies for hospitals.  On OctoberE12, 1993, the case was settled with the hospital association and most acute hospitals, thereby reducing the
CommonwealthOs potential liability in the pending case or in related appeals to approximately $10 million. In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered.  In BayBank, et al. v.
Commissioner of Revenue, the banks challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax.  The Appellate Tax
Board issued findings of fact and a report in favor of the Commissioner of
Revenue on SeptemberE30, 1993.  The Supreme Judicial Court heard the appeal on
MarchE7, 1995.  Taking into account all banks and all years at issue (1974 through 1986), there are 142 appeals consolidated in this case.  The amount at issue is currently estimated to be approximately $1.4 billion, which amount includes interest of approximately $1.1 billion and amounts involved in other related applications for abatement pending with the Commissioner of Revenue or with the Appellate Tax Board. In MarchE30, 1995, the parties reported to the
Supreme Judicial Court that they had agreed in principle to settle the case and related litigation.  The agreement in principle includes an agreement that the
Commonwealth will pay to the banks $25 million, payable in installments of $10 million on AugustE1, 1996 and AugustE1, 1997, and $5 million and all accrued interest on the settlement amount on AugustE1, 1998, with an option for the
Commonwealth to prepay such amounts. On MarchE22, 1995, the Supreme Judicial
Court, in its opinion in Perini Corporation et al. v. Commissioner of Revenue,
held that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States
Constitution.  The court remanded the case for entry of a declaration and further proceedings, if necessary, to determine other appropriate remedies.
The Commonwealth intends to file a petition for a writ of certiorari in the
United States Supreme Court.  The Department of Revenue is analyzing the impact of this decision, but cannot yet determine the likely effect on future aggregate annual corporate excise tax receipts.  The amount of taxes and interest at issue in other cases is approximately $150 million. In National
Association of Government Employees v. Commonwealth, the Superior Court
declared that a line item in the CommonwealthOs general appropriations act for fiscal 1994 that increased the state employeesO percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United
States Constitution as regards employees covered by the agreements.  The
Commonwealth appealed the Superior CourtOs decision and the Supreme Judicial
Court has granted direct appellate review.  Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements.  The latter suit is in its initial stages.
If the Superior Court decision in favor of the state employees is upheld, the
CommonwealthOs aggregate liability is estimated to be approximately $32 million. A variety of other civil suits pending against the Commonwealth may also affect its future liabilities.  These include challenges to the
CommonwealthOs allocation of school aid under Section 9C of Chapter 29 of the
General Laws and to adopt a state employee furlough program.  No prediction is possible as to the ultimate outcomes of these proceedings. Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth. Expenditure and Tax
Limitation Measures.  Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986.  The Executive Office for
Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1992. Proposition 2-1/2, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns, and large increases in state aid to offset such revenue losses.
According to Executive Office for Administration and Finance, all of the 351
cities and towns have not achieved a property tax level of no more than 2.5% of full property values.  Under the terms of Proposition 2-1/2, the property tax levy can now be increased annually for all cities and towns, almost all by 2.5%
of the prior fiscal yearOs tax levy plus 2.5% of the value of new properties and of significant improvements to property.  Legislation has also been enacted providing for certain local option taxes.  A voter initiative petition approved at the statewide general election in November, 1990 further regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund.  If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct Local Aid. Other Tax Matters.  To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75% respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%.  Recent legislation has effectively further increased tax rates to 5.95% for tax year
1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years.  The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions.  The income tax rate on other interest (excluding interest on obligations of the
United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for the tax year 1990 and subsequent years, by recently enacted legislation. Estate Tax
Revisions.  The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a Osponge taxO in
1997.  The Osponge taxO is based on the maximum amount of the credit for state taxes allowed for federal estate tax  purposes.  The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level.  The exemption is increased to $300,000 for 1993, $400,000 for 1994,
$500,000 for 1995 and $600,000 for 1996.  In addition, the legislation includes a full marital deduction starting JulyE1, 1994.  Currently the marital deduction is limited to 50% of the Massachusetts adjusted gross estate.  The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and is estimated to be approximately
$72.5 million in fiscal 1995. Other Issuers of Massachusetts Obligations.
There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth.  The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts obligations. MICHIGAN TRUSTS - ECONOMIC
FACTORS As described above, except to the extent a Michigan Trust invests in temporary investments, each Michigan Trust will invest substantially all of its net assets in Michigan Bonds.  Each Michigan Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of Michigan Bonds.
The information set forth below is derived from official statements prepared in connection with the issuance of Michigan Bonds and other sources that are generally available to investors.  The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the OStateO).  This information has not been independently verified. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on issuers and other obligors with respect to the Michigan Trusts generally will not adversely affect the market value of Michigan Bonds held in the portfolio of the  Michigan Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. The principal sectors of the StateOs economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture.  As reflected in historical employment figures, the StateOs economy has lessened its dependence upon durable goods manufacturing.  In 1960, employment in such industry accounted for 33% of the StateOs workforce.  This figure fell to 17%
by 1992.  However, manufacturing (including auto-related manufacturing)
continues to be an important part of the StateOs economy.  These industries are highly cyclical.  This factor could adversely affect the revenue streams of the
State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes. Recently, as well as historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States.  For example, for
1993 the average monthly unemployment rate in the State was 7% as compared to a national average of 6.8%.  For 1994, the average monthly unemployment rate in the State was 5.9% as compared to a national average of 6.1%. Budget.  The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds.  The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP).  The StateOs Fiscal Year begins on October 1 and ends September 30 of the following year.  Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the
Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year.  The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior yearOs surplus or deficit in any fund must be included in the succeeding yearOs budget for that fund. The StateOs
Constitution limits the amount of total State revenues that may be raised from taxes and other sources.  State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater.  The State may raise taxes in excess of the limit in emergency situations. The State finances its operations through the StateOs General Fund and special revenue funds.  The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds.
General Fund revenues are obtained approximately 59 percent from the payment of
State taxes and 41 percent from federal and non-tax revenue sources.  Tax revenues credited to the General Fund include the StateOs personal income tax, single business tax, use tax and approximately 15% of sales tax collections.
In addition, the State levies various other taxes.  Approximately one-half of total General Fund expenditures are made by the StateOs Department of Education and Department of Social Services.  Other significant expenditures from the
General Fund provide funds for law enforcement, general State government, debt service and capital outlays. Despite modest surpluses in the three preceding fiscal years, the State ended fiscal years 1989-90 and 1990-91 with negative balances of $310.3 million and $169.4 million, respectively.  This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended
September 30, 1992.  The State ended fiscal year 1992-93 with a projected balance of $26 million after the transfer of $286.2 million to the BSF described below.  The state ended fiscal year 1993-94 with a General Fund balance of $460.2 million which was transferred to the Counter-Cyclical Budget and Economic Stabilization Fund (OBSFO). The State budget for the 1994-95 fiscal year, which began on October 1, 1994, was passed by the Legislature in
July 1994.  This budget passed by the Legislature totaled $8,030.8 million from
General Fund/general purpose revenues.  The Governor vetoed $6.5 million of these appropriations. The State also maintains the BSF which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls.  The unreserved balance for the BSF for the 1990-91 fiscal year end was $182.2 million, for the 1991-92 fiscal year end was $20.1 million and for the 1992-93 fiscal year was $303.4 million.  The ending unreserved fiscal year 1993-94 General Fund balance of
$460.2 million was transferred to the BSF. Debt.  The State Constitution limits
State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short and long term debt unlimited in amount for the purpose of making loans to school districts and (iii) long term debt for voter-approved purposes. The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program and recreation program purposes totalling as of September 30, 1993, approximately $382 million.  The State anticipates issuing additional general obligation environmental bonds in 1995.  In November
1988 the StateOs voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $423 million remains to be issued.  The State issued
$500 million in general obligation notes on MarchE16, 1995 which will mature
September 29, 1995.  The State issued $85 million in general obligation school loan notes in April 1995 which will mature on AugustE15, 1995. Other Issuers of
Michigan Municipal Obligations.  There are a number of state agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.
Ratings.  Currently the StateOs general obligation bonds are rated OA1O by
MoodyOs, OAAO by S&P and OAAO by Fitch Investors Service, Inc. Litigation.  The
State is a party to various legal proceedings seeking damages or injunctive or other relief.  In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.  These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.  The ultimate disposition of these proceedings is not determinable. Property Tax and School Finance Reform.  The
State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments. On August 19, 1993, the Governor signed into law
Act 145, Public Acts of Michigan, 1993 (OAct 145O), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation.  Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effective July 1,
1994.  In order to replace local property tax revenues lost as a result of Act
145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994.  Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to
4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products.  A .75% real estate transfer tax became effective JanuaryE1,
1995.  Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax.  The ability of school districts to levy property taxes for school operating purposes will be partially restored.  A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property.  The adopted ballot proposal contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.  When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.  Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. The adopted ballot proposal contained a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels.  State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy.  Local school districts would also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures.  The adopted ballot proposal also contained provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases. The adopted ballot proposal shifted significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund theses additional State expenses.  These additional revenues will be included within the StateOs constitutional revenue limitations and may impact the StateOs ability to raise additional revenues in the future. MINNESOTA TRUSTS - ECONOMIC
FACTORS The portfolio of each Minnesota Trust consists primarily of obligations issued by entities located in Minnesota. In the early 1980s the State of
Minnesota experienced financial difficulties due to a downturn in the StateOs economy resulting from the national recession.  As a consequence, the StateOs revenues were significantly lower than anticipated in the JulyE1, 1979 to
JuneE30, 1981 biennium and the JulyE1, 1981 to JuneE30, 1983 biennium.  In response to revenue shortfalls, the legislature broadened and increased the
State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units.  The StateOs fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties.  In certain cases, revenues of local governmental units and agencies were reduced by the recession.  Because of the StateOs fiscal problems, Standard & PoorOs reduced its rating on the
StateOs outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982.  MoodyOs lowered its rating on the StateOs outstanding general obligation bonds from Aaa to Aa in April 1982. The StateOs economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985.
Standard & PoorOs raised its rating on the StateOs outstanding general obligation bonds to AA+ in January 1985.  In 1986, 1987 and 1991 legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on FebruaryE27, 1992 projected a $569 million budget shortfall, primarily attributable to reduced income tax receipts, for the biennium ending June 30, 1993.  Planning estimates for the biennium ending June 30, 1995 projected a budget shortfall of $1.75 billion
(less a $400 million reserve).  The State responded by enacting legislation that made substantial accounting changes, reduced the budget reserve (cash flow account) by $160 million to $240 million, reduced appropriations for state agencies and higher education, imposed a sales tax on purchases by local governmental units, and adopted other tax and spending changes. A budget forecast released by the Department of Finance on March 3, 1993 projected a
$434 million General Fund surplus at the end of the biennium which concluded
June 30, 1993, plus a $240 million cash flow account, against a total budget for the biennium of approximately $14.6 billion.  The forecast for the biennium ending June 30, 1995 projects a General Fund deficit of $163 million at the end of the biennium, after applying the surplus from June 30, 1993 and after reserving $240 million for the cash flow account. State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota.  Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds. MISSOURI
TRUSTS D Economic Factors The portfolio of each Missouri Trust consists primarily of obligations issued by entities located in Missouri (the OStateO).
Bonds in a Missouri Trust may include obligations issued by or obligations not issued by the State of Missouri. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri. In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri
(the OAmendmentO).  The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision.  The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri.  The limitation may be exceeded if the General
Assembly declares an emergency by a two-thirds vote. Although the June 1993 revenue estimate had been revised downward by $27.5 million, the State budget for Fiscal Year 1993 remained balanced due primarily to delayed spending for desegregation capital projects.  The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of Fiscal Year 1993 which projected slower growth than was anticipated in June 1992. For Fiscal Year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes
(5.9%) and county foreign insurance taxes (3.0%). Major expenditures for Fiscal
Year 1994 include elementary and secondary education (30.6%), human services
(25.4%), higher education (14.8%) and desegregation (8.9%). The Fiscal Year
1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued
withholdings and delayed spending for desegregation capital projects.  The total general revenue operating budget for Fiscal Year 1994 exclusive of desegregation is $3,844.6 million.  The court-ordered desegregation estimate is
$377.7 million, an increase of $30.7 million over the revised Fiscal Year 1993 estimate. The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism, and mining.  In recent years, growth in the wholesale and retail trade has offset the more slowly growing manufacturing and agricultural sectors of the economy.  According to the United States Bureau of Labor Statistics, the 1992 unemployment rate in
Missouri was 5.7%, the 1993 rate was 6.4%, and the preliminary seasonally adjusted rate for February of 1994 was 5.4%. There can be no assurance that the general economic condition or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor pay debt service on such Bonds. Currently,
MoodyOs Investors Service rates Missouri general obligation bonds OAaaO and
Standard & PoorOs Corporation rates Missouri general obligation bonds OAAA.O
Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations hold by the Missouri Insured Trust are subject.  Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuer of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.  The
Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by a Missouri Trust to pay interest on or principal of the Bonds. NEW JERSEY
TRUSTS D ECONOMIC FACTORS Each New Jersey Trust consists of a portfolio of New
Jersey Bonds.  Each Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey Bonds.  The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the OStateO) and is derived from sources that are generally available to investors and is believed to be accurate.  It is based in part on information obtained from various State and local agencies in New Jersey.  No independent verification has been made of any of the following information. New Jersey is the ninth largest state in population and the fifth smallest in land area.  With an average of 1,062 people per square mile, it is the most densely populated of all the states.
The StateOs economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  Historically, New JerseyOs average per capita income has been well above the national average, and in 1993 the State ranked second among the states in per capita personal income ($26,732). The New
Jersey Economic Policy Council, a statutory arm of the New Jersey Department of
Commerce and Economic Development, has reported in New Jersey Economic
Indicators, a monthly publication of the New Jersey Department of Labor,
Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New JerseyOs manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the StateOs service sectors, which had fueled the StateOs prosperity since 1982, lost momentum.  In the meantime, the prolonged fast growth in the State in the mid-1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices.  This means that, while the incomes of New Jersey residents are relatively high, the StateOs business sector has become more vulnerable to competitive pressures. The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research)
caused an acceleration of New JerseyOs job losses in construction and manufacturing.  In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.  Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.7% in September 1995, which is higher than the national average of 5.6% in September 1995.  Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity.  In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained.  Also, certain firms will continue to merge or downsize to increase profitability. Debt Service.  The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State.  These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds.  As of June 30, 1994, there was a total authorized bond indebtedness of approximately $9.14 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.49 billion was unissued.  The appropriation for the debt service obligation on such outstanding indebtedness is $466.3 million for
Fiscal Year 1996. New JerseyOs Budget and Appropriation System.  The State
operates on a fiscal year beginning July 1 and ending June 30.  At the end of
Fiscal Year 1989, there was a surplus in the StateOs general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million.  At the end of
Fiscal Year 1990, there was a surplus in the general fund of $1 million.  At the end of Fiscal Year 1991, there was a surplus in the general fund of $11.4 million.  New Jersey closed its Fiscal Year 1992 with a surplus of $760.8 million and Fiscal Year 1993 with a surplus of $937.4 million.  It is estimated that New Jersey closed its Fiscal Year 1994 with a surplus of $926.0 million and Fiscal Year 1995 with a surplus of $563 million. In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor
Florio signed into law legislation which was estimated to raise approximately
$2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history.  There can be no assurance that receipts and collections of such taxes will meet such estimates. The first part of the tax hike took effect on July 1,
1990, with the increase in the StateOs sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes.  At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue.
Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years. The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals.  At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs.  Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years.  Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than
$35,000. The Florio administration has contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities.  Under the income tax legislation, the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes.  In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs. Effective
July 1, 1992, the StateOs sales and use tax rate decreased from 7% to 6%.
Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions range from
1% up to 10% in income tax rates will take effect.  Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective
JanuaryE1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers. On June 30, 1995 Governor Whitman signed the New Jersey LegislatureOs $16.0 billion budget for Fiscal Year 1996.
The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget.  Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues. Litigation.  The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.  Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of
State and Federal laws.  Included in the StateOs outstanding litigation are cases challenging the following:  the funding of teachersO pension funds, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, the hospital assessment authorized by the
Health Care Reform Act of 1992, amounts previously paid by hospitals into the
Health Care Cost Reduction Fund, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the StateOs role in a consent order concerning the construction of a resource facility in Passaic
County, actions taken by the New Jersey Bureau of Securities against an individual, the StateOs actions regarding alleged chromium contamination of
State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and
Energy, refusal of the State to share with Camden County federal funding the
State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of
Environmental Protection and Energy.  Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are  primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.  In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages.  The
State is unable to estimate its exposure for these claims. Debt Ratings.  For many years prior to 1991, both MoodyOs and Standard and PoorOs had rated New
Jersey general obligation bonds OAaaO and OAAA,O respectively.  On July 3,
1991, however, Standard and PoorOs Corporation downgraded New Jersey general obligation bonds to AA+.  On June 4, 1992, Standard and PoorOs placed New
Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the
Federal Government of New JerseyOs request for $450 million in retroactive
Medicaid payments for psychiatric hospitals.  These funds were critical to closing a $1 billion gap in the StateOs $15 billion budget for fiscal year 1992 which ended on June 30, 1992.  Under New Jersey state law, the gap in the current budget must be closed before the new budget year begins on July 1,
1992.  Standard and PoorOs Corporation suggested the State could close fiscal
1992s budget gap and help fill fiscal 1993s hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.  On July 6, 1992, Standard and
PoorOs Corporation reaffirmed its OAA+O rating for New Jersey general obligation bonds and removed the debt from its Credit Watch list, although it stated that New JerseyOs long-term financial outlook was negative.  Standard and PoorOs Corporation was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakersO revenue projections.  It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the StateOs method for paying for uninsured hospital patients.  However, on July 27, 1994, S&P announced that it was changing the
StateOs outlook from negative to stable due to a brightening of the StateOs prospects as a result of Governor WhitmanOs effort to trim spending and cut taxes, coupled with an improving economy.  SP reaffirmed its OAA+O rating at the same time. On August 24, 1992, MoodyOs Investors Service, Inc. downgraded
New Jersey general obligation bonds to OAa1,O stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist.  On AugustE5, 1994, MoodyOs reaffirmed its OAa1O rating, citing on the positive side New JerseyOs broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued
reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance. NEW YORK TRUSTS D ECONOMIC FACTORS
The Portfolio of each New York Trust includes obligations issued by New York
State (the OStateO), by it various public bodies (the OAgenciesO), and/or by other entities located within the State, including the City of New York (the
OCityO). Some of the more significant events and conditions relating to the financial situation in New York are summarized below.  This section provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and is believed to be accurate.  It is based in part on Official
Statements and prospectuses issued by, and on other information reported by the
State, the City and the Agencies in connection with the issuance of their respective securities. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trusts or the ability of particular obligors to make timely payments of debt service on
(or relating to) those obligations. 	(1)	The State:  The State has historically
been one of the wealthiest states in the nation.  For decades, however, the
State economy has grown more slowly than that of the  nation as a whole, gradually eroding the StateOs relative economic affluence.  Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents.
Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.
The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the
City. The State has for many years had a very high state and local tax burden relative to other states.  The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. Slowdown of Regional Economy.  A national recession commenced in mid-1990.  The downturn continued throughout the StateOs 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year.  For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries.
For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries.  Moderate economic growth continued in calendar year 1994.  The State has projected the rate of economic growth to slow within New York during 1995, as the expansion of the national economy moderates.  Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an oversupply of office buildings.  Many uncertainties exist in forecasts of both the national and
State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the StateOs projections of receipts and disbursements. 1995-96 Fiscal Year.  The Governor issued a proposed Executive
Budget for the 1995-96 fiscal year (the OProposed BudgetO) on FebruaryE1, 1995, which projected a balanced general fund and receipts and disbursements of $32.5 billion and $32.4 billion, respectively.  As of MayE29, 1995, the State legislature has not yet enacted, nor has the Governor and the legislature reached an agreement on, the budget for the 1995-96 fiscal year which commenced on AprilE1, 1995.  The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings. The Proposed
Budget and the 1995-96 Financial Plan provide for the closing of a projected
$4.7 billion budget gap in the 1995-96 fiscal year by cost-containment savings in social welfare programs, savings from State agency restructurings, freezing the level of some categories of local aid and new revenue measures. The StateOs proposed budget and the 1995-96 Plan may be impacted negatively by uncertainties relating to the economy and tax collections, although recent signs of improvement in the national economy could lead to short-term increases in State receipts. 1994-1995 Fiscal Year.  The State Legislature enacted the
StateOs 1994-95 fiscal year budget on JuneE7, 1994, more than two months after the start of that fiscal year.  As of FebruaryE1, 1995, the updated 1994-95
State Financial Plan (the OPlanO) projected total general fund receipts and disbursements of $33.3 billion and $33.5 billion, respectively, representing reductions in receipts and disbursements of $1 billion and $743 million, respectively, from the amount set forth in the 1994-95 budget.  The Plan projected for a General Fund balance of approximately $157 million at the close of the 1994-95 fiscal year. 1993-94 Fiscal Year.  The State ended the 1993-94 fiscal year with an operating surplus of approximately $1.0 billion. Future
Fiscal Years.  There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels.  To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.
Indebtedness.  As of MarchE31, 1994, the total amount of long-term State general obligation debt authorized but unissued stood at $2.0 billion.  As of the same date, the State had approximately $5.5 billion in general obligation bonds including $224 million of Bond Anticipation Notes outstanding. The State originally projected that its borrowings for capital purposes during the
StateOs 1994-95 fiscal year would consist of $374 million in general obligation bonds and bond anticipation notes and $140 million in general obligation commercial paper.  The Legislature has authorized the issuance of up to $69 million in certificates of participation in pools of leases for equipment and real property to be utilized by State agencies.  Through MarchE15, 1995, the
State had issued in excess of $590 million of its general obligation bonds
(including $430 million of refunding bonds).  The projections of the State regarding its borrowings for any fiscal year are subject to change if actual receipts fall short of State projections or if other circumstances require. In
June 1990, legislation was enacted creating the ONew York Local Government
Assistance CorporationO (OLGACO), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the StateOs annual seasonal borrowing.  As of
MarchE31, 1994, LGAC has issued its bonds to provide net proceeds of $4.5 billion.  The LGAC was authorized to provide net proceeds of $315 million during the StateOs 1994-95 fiscal year.  The LGAC issued $347 million of bonds on MarchE1, 1995 providing the authorized net proceeds. Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations.  As of MarchE31, 1994, there were $16.6 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities are projected to total $2.4 billion during the 1994-95 fiscal year.  In addition, certain agencies had issued and outstanding approximately $7.3 billion of Omoral obligation financingsO as of MarchE31, 1994, which are to be repaid from project revenues.  While there has never been a default on moral obligation debt of the State, the State would be required to make up any shortfall in debt service. Ratings.  The $850 million in TRANS issued by the State in April 1993 were rated SP-1 Plus by S&P and MIG-1 by MoodyOs, which represent the highest ratings given by such agencies and the first time the StateOs TRANS have received these ratings since its May 1989 TRANS issuance.  Both agencies cited the StateOs improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS. MoodyOs rating of the StateOs general obligation bonds stood at A on FebruaryE28, 1994, and S&POs rating stood at A- with a positive outlook on FebruaryE28, 1994, an improvement from S&POs stable outlook from
April 1993 through February 1994 and negative outlook prior to April 1993.
Previously, MoodyOs lowered its rating to A on JuneE6, 1990, its rating having been A1 since May 27, 1986.  S&P lowered its rating from A to A- on January 13,
1992.  S&POs previous ratings were A from March 1990 to January 1992, AA- from
August 1987 to March 1990 and A+ from November 1982 to August 1987. MoodyOs maintained its A rating and S&P continued its A- rating in connection with the
StateOs issuance of $537 million of its general obligation bonds in March 1995.
(2)	The City and the Municipal Assistance Corporation (OMACO):  The City      a
ccounts for approximately 40% of the StateOs population and personal income,  a nd the CityOs financial health affects the State in numerous ways. In response to the CityOs fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability.  Among other actions, the State
Legislature (i) created MAC to assist with long-term financing for the CityOs short-term debt and other cash requirements and (ii) created the State
Financial Control Board (the OControl BoardO) to review and approve the CityOs budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the OCovered OrganizationsO)). In recent years, the rate of economic growth in the City slowed substantially as the
CityOs economy entered a recession.  While by some measures the CityOs economy may have begun to recover, a number of factors, including poor performance by the CityOs financial services companies, may prevent a significant improvement in the CityOs economy and may in fact negatively impact upon the CityOs finances by reducing tax receipts.  The City Comptroller has issued reports concluding that the recession of the CityOs economy may be ending, but there is little prospect of any significant improvement in the near term. Fiscal Year
1996 and the 1995-1998 Financial Plan.  On FebruaryE14, 1995, the Mayor
released his preliminary $30.5 billion budget for fiscal year 1996, which included $2.7 billion of deficit reduction measures.  The Mayor is seeking a
$1.2 billion reduction in mandated welfare and Medicaid expenditures from the
State, a $569 million reduction in expenditures by city agencies and the Board of Education budget, $600 million in personnel related savings partly through the elimination of 15,000 jobs within 18 months, and other measures. The
1995-1998 Financial Plan (the OPlanO), which was submitted to the Control Board on FebruaryE23, 1995, projected budget gaps of $3.2 billion and $3.8 billion for fiscal years 1997 and 1998, respectively.  The City Comptroller warned on
MarchE7, 1995 that the budget gap for fiscal year 1996 could increase by $500 million to as much as $3.2 billion.  The Control Board reported on MarchE17,
1995 that the proposed budget for fiscal year 1996 relies heavily on risky assumptions such as $600 million in savings to be negotiated with City unions and $1.4 billion in savings dependent on the State legislative approval. The
City successfully negotiated concessions with a number of unions in order to ensure that the fiscal year 1995 budget remained in balance.  The Mayor has indicated that to avoid additional lay-offs, higher than the number referred to above, reductions will be necessary in the benefit plans of City employees to close the budget gaps for fiscal years 1996 and thereafter.  Union leadership has publicly opposed such Ogivebacks.O  With respect to fiscal year 1995 the
City was also successful in obtaining additional funds and relief from certain mandated expenditures from the state for various programs, including Medicaid.
However, the amount of gap closing measures requiring State action set forth in the Plan is well in excess of proposed assistance to the City outlined in the
GovernorOs Proposed Budget. The Mayor has directed City agencies to identify an additional $300 million in cuts for fiscal year 1996 because of anticipated shortfalls of as much as $500 million in State aid and budgetary actions.  An extended delay by the State in adopting its 1995-96 fiscal year budget would negatively impact upon the CityOs financial condition and ability to close budget gaps for fiscal years 1996 and thereafter. Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the CityOs economic base. Pursuant to State Law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the CityOs capital, revenue and expense projections.
The City is required to submit its financial plans to review bodies, including the Control Board.  If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the
CityOs capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of
City financial plans, proposed borrowings and certain contracts. The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements.  If the State experiences revenue shortfalls or spending increases beyond its projections during its 1995-96 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City.  In addition, there can be no assurance that State budgets in the 1996-97 or future fiscal years will be adopted by the
April 1 statutory deadline and that there will not be adverse effects on the
CityOs cash flow and additional City expenditures as a result of such delays.
The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.  Changes in major assumptions could significantly affect the CityOs ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.  Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of
State and Federal aid and mandate relief, State legislative approval of future
State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan. The CityOs ability to maintain a balanced operating budget is dependent on whether it  can implement necessary service and personal reduction programs successfully.  As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1996 and thereafter.  Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years. Attaining a balanced budget is also dependent upon the CityOs ability to market its securities successfully in the public credit markets.  The CityOs financing program for fiscal years 1995 through 1998 contemplates capital spending of $16.4 billion, which will be financed through issuance of $10.7 billion of general obligation bonds and the balance through Water Authority Revenue Bonds and Covered
Organization obligations, and will be utilized primarily to reconstruct and rehabilitate the CityOs infrastructure and physical assets  and to make capital investments.  A significant portion of such bond financing is used to reimburse the CityOs general fund for capital expenditures already incurred.  In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales.  In addition, future developments concerning the City and public discussion of such developments, the CityOs future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes.  If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures. Fiscal Year 1995.  New York City adopted its fiscal year 1995 budget on JuneE21, 1994, which provided for spending of $31.6 billion and closed a budget gap of $2.3 billion.  However, following adoption of the fiscal year 1995 budget, additional unexpected budget gaps totaling approximately $2.0 billion were identified.  The widening of the budget gap for fiscal year 1995 resulted from shortfalls in tax revenues and State and federal aid.  The Mayor and the City Council were unable to reach agreement on additional cuts proposed by the Mayor in October 1994.  The City Council passed its own budget cut proposal in November 1994.  The Mayor vetoed the City Council version, the City
Council overrode his veto, and the Mayor implemented his original plan.  A state court held in December 1994 that neither budget cut proposal could be implemented.  The Mayor then elected not to spend certain funds in order to keep the budget in balance. Fiscal Years l990 through l994.  The City achieved balanced operating results as reported in accordance with GAAP for its fiscal years 1990 through 1994.  The City was required to close substantial budget gaps in these fiscal years to maintain balanced operating results. The City is a defendant in a significant number of lawsuits.  Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the CityOs ability to carry out its financial plan.  As of JuneE30, 1994, the City estimated its potential future liability to be $2.6 billion. On JanuaryE30, 1995, Robert L. Schultz and other defendants commenced a federal district court action seeking among other matters to cancel the issuance on JanuaryE31, 1995 of $659 million of City bonds.  While the federal courts have rejected requests for temporary restraining orders and expedited appeals, the case is still pending.  The City has indicated that it believes the action to be without merit as it relates to the City, but there can be no assurance as to the outcome of the litigation and an adverse ruling or the granting of a permanent injunction would have a negative impact on the
CityOs financial condition and its ability to fund its operations. Ratings.  As of the date of this Prospectus, MoodyOs rating of the CityOs general obligation bonds stood at Baa1 and S&POs rating stood at BBB+.  On FebruaryE11, 1991,
MoodyOs had lowered its rating from A.  S&POs lowered its rating from A- on
JulyE10, 1995 after placing the City on Onegative credit watchO in January
1995. On MarchE13, 1995, MoodyOs confirmed its Baa1 rating in connection with a scheduled March 1995 sale of $795 million of the CityOs general obligation bonds. In dropping the CityOs rating in July 1995, S&POs cited the OsluggishO economy and the poor outlook for job growth, as well as the continued use of
Oone-time measuresO to close budget gaps.  The lowered rating could increase the CityOs borrowing costs by forcing it to offer higher interest rates on its bonds thereby adding further pressures to the CityOs budget problems.  In addition, the lowered rating may prevent certain institutional investors from purchasing the CityOs bonds reducing demand for future offerings, which could also force the City to increase interest rates on its bonds. On OctoberE12,
1993, MoodyOs increased its rating of the CityOs issuance of $650 million of
Tax Anticipation Notes (OTANsO) to MIG-1 from MIG-2.  Prior to that date, on
MayE9, 1990, MoodyOs revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2.  S&POs rating of the October 1993 TANS issue increased to
SP-1 from SP-2.  Prior to that date, on AprilE29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2. As of
DecemberE31, 1994, the City and MAC had, respectively, $22.5 billion and $4.1
billion of outstanding net long-term indebtedness. 	(3)	The State Agencies:
Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds.  The difficulties have in certain instances caused the State (under so-called Omoral
obligationO provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.  Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of
State assistance in future years.  Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies.  Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies.  In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the CityOs long-term financing plans. As of SeptemberE30, 1993, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more and an aggregate of $63.5 billion of outstanding debt, some of which was
state-supported, state-related debt. 	(4)	State Litigation:  The State is a
defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.  Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.  Included in the StateOs outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the StateOs mental hygiene programs.  Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. The State is also engaged in a variety of claims wherein significant monetary damages are sought.
Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries.  The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages. The State has entered into a settlement agreement with Delaware, Massachusetts and all other parties with respect to
State of Delaware v. State of New York, an action by Delaware and other states to recover unclaimed property from New York-based brokers, which has escheated to the State pursuant to its Abandoned Property Law.  Annual payments under this settlement will be made through the StateOs 2002-03 fiscal year, in amounts not exceeding $48.4 million in any fiscal year subsequent to the
StateOs 1994-95 fiscal year. In Schulz v. State of New York, commenced MayE24,
1993 (OSchulz 1993O), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the
Metropolitan Transportation Authority.  On MayE24, 1993, the Supreme Court,
Albany County, temporarily enjoined the State from implementing those bonding programs. Petitioners in Schulz asserted that issuance of bonds by the two
Authorities is subject to approval by statewide referendum.  By decision dated
OctoberE21, 1993, the Appellate Division, Third Department, affirmed the order of the Supreme Court, Albany County, granting the StateOs motion for summary judgment, dismissing the complaint and vacating the temporary restraining order.  On JuneE30, 1994, the Court of Appeals, the StateOs highest court, upheld the decisions of the Supreme Court and Appellate Division in Schulz,
PlaintiffsO motion for reargument was denied by the Court of Appeals on
SeptemberE1, 1994 and their writ of certiorari to the U.S. Supreme Court was denied on JanuaryE23, 1995. Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State
in the future. 	(5)	Other Municipalities:   Certain localities in addition to
New York City could have financial problems leading to requests for additional
State assistance.  The potential impact in the State of such actions by localities is not included in projections of State receipts and expenditures in the StateOs 1994-95 fiscal years. Fiscal difficulties experienced by the City of Yonkers (OYonkersO) resulted in the creation of the Financial Control Board for the City of Yonkers (the OYonkers BoardO) by the State in 1984.  The
Yonkers Board is charged with oversight of the fiscal affairs of Yonkers.
Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined. Municipalities and school districts have engaged in substantial short-term and long-term borrowings.  In 1992, the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt).  State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by
State law to issue debt to finance deficits during the period that such deficit financing is outstanding.  Seventeen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1992. Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.  If the
State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Insured Trust, could be adversely affected.  Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends.  The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect
localities and require increasing State assistance in the future. 	(6)	Other
Issuers of New York Municipal Obligations.  There are a number of other agencies, instrumentalities and political subdivisions of the State that issue
Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. NORTH CAROLINA TRUSTS D
ECONOMIC FACTORS The economic profile of North Carolina consists primarily of manufacturing, agriculture, tourism and mining.  The North Carolina Employment
Security CommissionOs preliminary figures indicate that non-agricultural payroll employment accounted for approximately 3,401,200 jobs in November 1994, the largest segment of which was the approximately 858,900 in manufacturing.
During the period 1987 to 1993, per capita income in North Carolina grew from approximately $13,479 to approximately $18,702, an increase of 38%. Agriculture accounts for 28% of North CarolinaOs economy.  Gross agricultural income in
1993 was approximately $5.5 billion, which placed North Carolina ninth in cash receipts in commodities.  A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of agricultural commodities (vegetable canning and cigarette manufacturing). The North Carolina Department of Commerce, Division of Travel
and Tourism, has reported that in 1993 approximately $7.9 billion was spent on tourism in the State (up 12.3% from 1989), and that approximately $8.3 billion will have been spent by the end of fiscal year 1994.  The Department also estimated that as of the third quarter of 1994 approximately 255,000 people were employed in tourism-related jobs. The North Carolina Employment Security
Commission estimated the North Carolina unemployment rate in November 1994 to be 3.9% of the labor force (not seasonally adjusted) and 4.1% (seasonally adjusted), as compared with an unemployment rate nationwide of 5.3% (not seasonally adjusted) and 5.0% (seasonably adjusted). General obligations of the
State are currently rated OAAAO and OAaaO by Standard & PoorOs and MoodyOs, respectively.  There can be no assurance that the economic condition on which these ratings, or the ratings of the other bonds in the Portfolio, are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions, by uncertainties peculiar to the issuers thereof or the revenue sources from which they are to be paid.  The factual information provided above was derived from publications of various
North Carolina departments or agencies and has not been independently verified.
Investors are encouraged to consult the Schedule of Investments at the Date of
Deposit for a North Carolina Trust and their own investment advisors regarding the merits of particular Bonds in the Portfolio. OHIO TRUST D ECONOMIC FACTORS
As described above, the Trusts will invest substantially all of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the
State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Trusts are therefore susceptible to general or particular economic, political, or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.
The information does not apply to OconduitO obligations for which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information. Generally, the creditworthiness of Ohio
Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer. The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Trusts or other parties. Those Ohio
Obligations may not be subject to the factors referred to in this section of the Prospectus. Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980.  The Census estimate for 1993 is 11,091,000. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances.  As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  Agriculture is an important segment of the economy, with over half the
StateOs area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the StateOs overall unemployment rate was commonly somewhat higher that the national figure.  For example, the reported
1990 average monthly State rate was 5.7%, compared to the 5.5% national figure.
However, for the last four years the State rates were below the national rates
(5.5% versus 6.1% in 1994).  The unemployment rate and its effects, vary among geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Trust portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its JulyE1 to JuneE30 fiscal year (OFYO) or fiscal biennium in a deficit position.  Most State operations are financed through the General
Revenue Fund OGRFO, for which personal income and sales-use taxes are the major sources.  Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.  The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods.  These procedures include general and selected reductions in appropriations spending. Key biennium-ending fund balances at JuneE30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization
Fund (OBSFO, a cash and budgetary management fund).  In the next two fiscal years, necessary corrective steps were taken (including a selected reductions in appropriations spending and transfer of $64 million from the BSF to the GRF)
to respond to certain lower receipts and higher expenditures than earlier estimated.  JuneE30, 1991 ending fund balances of $135.3 million (GRF) and $300 million (BSF). The next biennium, 1992-93, presented significant challenges to
State finances, and they were successfully addressed.  To allow time to resolve certain budget differences, an interim appropriations act was enacted effective
JulyE1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month.
The general appropriations act for the entire biennium was passed on JulyE11,
1991.  Pursuant to it, $200 million was transferred from the BSF to the GRF in
FY 1992. Based on the updated results and forecast in the course of FY 1992, both in light of the continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures.  GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales-use and personal income taxes.  Higher expenditure levels were in certain areas, particularly human services, including Medicaid.  In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY
1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments in the timing of certain tax payments. A significant GRF shortfall (approximately $520 million) was then projected for the next year, FY 1993.  It was addressed by appropriate legislative and administrative actions, including the Governor ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional appropriations spending reductions).  The JuneE30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF. No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.
The 1994-95 biennium presented a more affirmative financial picture for the
State.  Based on JuneE30, 1994 balances, an additional $260 million was deposited in the BSF.  The biennium ended JuneE30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the
BSF (which has a current balance of over $828 million). The GRF appropriations act for the 1995-96 biennium was passed on JuneE28, 1995 and promptly signed
(after selective vetoes) by the Governor.  All necessary GRF appropriations for
State debt service and lease rental payments then projected for the biennium were included in that act.  In accordance with the appropriations act, the significant JuneE30, 1995 GRF balance, after leaving an unreserved and undesignated balance of $70 million, has been transferred to a variety of funds, including $535.2 million to the BSF.  $322.8 million was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. The StateOs incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions.  The State may incur debt, limited in amount to $750,000 to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for.  The
Constitution expressly precludes the State from assuming the debts of any local government or corporation.  An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.
By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment.  At SeptemberE12, 1995, $841 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery.  The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following:  (a)Eup to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding or awaiting delivery); (b)E$360 million of obligations authorized for local infrastructure improvements, no more than
$120 million of which may be issued in any calendar year ($701 million outstanding); and (c)Eup to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($50 million outstanding, with no more than $50 million to be issued in any one year). The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorize additional highway bonds (expected to be payable primarily from highway use receipts).  The latter would supersede the current  $500 million highway obligation authorization, and would authorize not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year. Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt.  The proposal would authorize, among other things, the issuance of general obligation State debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding Fiscal YearOs GRF expenditures. The Constitution also authorizes the issuance of State obligations for certain purposes, over which the owners of said obligations do not have the right to have excises or taxes levied to pay debt service.  Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio
Building Authority, and certain obligations issued by the State Treasurer, over
$4.5 billion of which were outstanding at SeptemberE12, 1995. A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.  The General
Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the StateOs full faith and credit). A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the StateOs tuition credit program which provides for the purchase of tuition credits, for the benefit of
State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition.  (1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a Oguarantee fundO approach funded essentially from program revenues.) The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General
Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors.  It cannot be predicted whether required Senate concurrence to submission will be received. State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes).  By judicial interpretation, these obligations are not OdebtO within constitutional provisions.  In general, payment obligations under lease-purchase agreements of
Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agencyOs fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period. Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 115 districts on voter-authorized income taxes, for significant portions of their budgets.
Litigation, similar to that in other states, is pending questioning the constitutionality of OhioOs system of school funding.  The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution.  The State appealed and a court of appeals has reversed the trial courtOs findings for plaintiff districts.  The plaintiff coalition has announced an intent to appeal the court of appeals decision to the Ohio Supreme Court.  A small number of the StateOs 612 local school districts have in any year required special assistance to avoid year-end deficits.  A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed.  Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY
1995. OhioOs 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.  For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipalityOs fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults.  Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy any ad valorem taxes on real or tangible personal property.  Those taxes are levied by political subdivisions and other local taxing districts.  The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of the aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the Oten-mill
limitationO).  Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. OREGON TRUSTS D
ECONOMIC FACTORS The portfolio of each Oregon Trust consists primarily of obligations issued by entities located in Oregon. ArticleEIX, SectionE2 of the
Constitution of Oregon provides that OThe Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year, and also a sufficient sum to pay the interest on the State debt, if there by any.OEEArticleEIX, SectionE6 of the Constitution of Oregon further provides that O[W]henever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense of the ensuing fiscal
year.OEEThese balanced budget constraints limit the State from operating with a deficiency.  Despite the passage of a property tax limitation measure and the
StateOs continuing transition from dependence on the declining forest products industry, currently the State of Oregon does not have a deficit.  The StateOs budgetary revenue estimates are updated quarterly by the Executive Department.
In the event the forecasting process predicts a shortfall of revenue, there are a number of legislative and executive mechanisms for preventing an overall deficit from occurring or continuing. PENNSYLVANIA TRUSTS D ECONOMIC FACTORS
Risk Factors.  Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone.  Both the Commonwealth and the City of
Philadelphia have historically experienced significant revenue shortfalls.
There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the municipal obligations purchased by the Fund will not be affected by such declines.  Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth.  It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth.  No independent verification has been made of the following information. State Economy.
Pennsylvania has been historically identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline.  The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and health services, education and financial institutions.  The CommonwealthOs agricultural industries are also an important component of its economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.
Employment within the Commonwealth has increased steadily from 1984 to 1990.
From 1991 to 1994, employment in the Commonwealth declined 1.2 percent.  The growth in employment experienced in the Commonwealth during such periods is comparable to the growth in employment in the Middle Atlantic region of the
United States.  Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1994 level of 82.0 percent of total Commonwealth employment.  Manufacturing, which contributed 18.0 percent of 1994 nonagricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the
Commonwealth.  In 1994, the services sector accounted for 29.9 percent of all non-agricultural employment in the Commonwealth and the trade sector accounted for 22.9 percent. The Commonwealth recently experienced a slowdown in its economy.  Moreover, economic strengths and weaknesses vary in different parts of the Commonwealth.  In general, heavy industry and manufacturing have been facing increasing competition from foreign producers.  During 1994, the annual average unemployment rate in the Commonwealth was 6.2 percent compared to 6.1 percent for the United States.  For June 1995 the unadjusted unemployment rate was 6.0 percent in the Commonwealth and 5.8 percent in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 6.2 percent and for the United States was 5.6 percent. State Budget.  The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February.  The Pennsylvania
Constitution requires that the GovernorOs budget proposal consist of three parts:  (i)Ea balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii)Ea capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii)Ea financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects.  The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the
Governor retains veto power over the individual appropriations passed by the legislature.  The CommonwealthOs fiscal year begins on JulyE1 and ends on
JuneE30. All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the
Governor.  Total appropriations enacted by the General Assembly may not exceed the ensuing yearOs estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments.  Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State
Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year.  The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.
Pennsylvania uses the OfundO method of accounting for receipts and disbursements.  For purposes of government accounting, a OfundO is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fundOs special regulations, restrictions or limitations.  In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipts and disbursement of moneys received by the Commonwealth.  Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds.  Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the
General Assembly and approved by the Governor.  The General Fund, the
CommonwealthOs largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere.  The majority of the CommonwealthOs operating and administrative expenses are payable from the General Fund.  Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General
Fund. Financial information for the principal operating funds of the
Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of insuring compliance with the enacted operating budget.  The
Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (OGAAPO).  Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP.  Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP. Recent Financial Results.  From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive
unreserved-undesignated fund balance for its governmental fund types at each fiscal year end.  Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased expenditures and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years.  The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years.  Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreservedD undesignated fund deficit for combined governmental fund types at June 30, 1993, as a result of a $420.4 million increase in the balance.  These gains were produced by continued efforts to control expenditure growth.  The Combined Balance Sheet as of June 30, 1993, showed total fund balance and other credits for the total governmental fund types of $1,959.9 million, a $732.1 million increase from the balance at June 30, 1992.  During fiscal 1993, total assets increased by $1,296.7 million to $7,096.4 million, while liabilities increased $564.6 million to $5,136.5 million. Fiscal 1991
Financial Results The Commonwealth experienced a $453.6 million General Fund deficit as of the end of its 1991 fiscal year.  The deficit reflected higher than budgeted expenditures, below-estimate economic activity and growth rates of economic indicators and total tax revenue shortfalls below those assumed in the enacted budget. Rising demands on state programs caused by the economic recession, particularly for medical assistance and cash assistance programs, and the increased costs of special education programs and correction facilities and programs, contributed to increased expenditures in fiscal 1991, while tax revenues for the 1991 fiscal year were severely affected by the economic recession.  Total corporation tax receipts and sales and use tax receipts during fiscal 1991 were, respectively, 7.3 percent and 0.9 percent below amounts collected during fiscal 1990.  Personal income tax receipts also were affected by the recession but not to the extent of the other major General Fund taxes, increasing only 2.0 percent over fiscal 1990 collections. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures.  The
Commonwealth initiated a number of cost-saving measures, including the firing of 2,000 state employees, deferral of paychecks and reduction of funds to state universities, which resulted in approximately $871 million cost savings. Fiscal
1992 Financial Results.  Actions taken during fiscal 1992 to bring the General
Fund budget back into balance, including tax increases and expenditure restraints resulted in a $1.1 billion reduction for the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance.  Total General Fund revenues for fiscal 1992 were $14,516.8 million, which is approximately 22 percent higher than fiscal 1991 revenues of
$11,877.3 million due in large part to tax increases.  The increased revenues funded substantial increases in education, social services and corrections programs.  As a result of the tax increases and certain appropriation lapses, fiscal 1992 ended with an $8.8 million surplus after having started the year with an unappropriated General Fund balance deficit of $453.6 million. Fiscal
1993 Financial Results  Fiscal 1993 closed with revenues higher than anticipated and expenditures approximately as projected, resulting in an ending unappropriated balance surplus of $242.3 million.  A deduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low growth in fiscal 1993. Fiscal 1994 Financial Results  Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over commonwealth revenues during the 1993 fiscal year.  The sales tax was an important contributor to the higher than estimated revenues.  The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate.  The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income.  Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million, representing a 7.2 percent increase over fiscal 1993 expenditures.  Medical assistance and prisons spending contributed to the rate of spending growth for the 1994 fiscal year.
The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. Fiscal 1995 Financial Results  Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances.  Fiscal 1995 was the fourth consecutive fiscal year the
Commonwealth reported an increase in the fiscal year-end unappropriated balance.  Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted.  Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax.  Fiscal 1995 revenues from the corporate net income tax were
22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after JanuaryE1, 1994.  The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections.  Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections.  Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections.  Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat
revenues and other miscellaneous revenues. Fiscal 1996 Budget   On June 30,
1995, the Governor signed a $16.2 billion general fund budget, an increase of approximately 2.8 percent from the fiscal 1995 budget.  Areas receiving the largest budgetary increases are medical assistance and basic education.  In addition, the budget accelerated corporate net income tax rate reductions, eliminated the inheritance tax paid by a surviving spouse on jointly owned property, and made other business tax reductions. Debt Limits and Outstanding
Debt.  The Pennsylvania Constitution permits the issuance of the following types of debt:  (i)Edebt to suppress insurrection or rehabilitate areas affected by disaster; (ii)Eelectorate approved debt; (iii)Edebt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv)Etax anticipation notes payable in the fiscal year of issuance. Under the
Pennsylvania Fiscal Code, the Auditor General is required annually to certify to the Governor and the General Assembly certain information regarding the
CommonwealthOs indebtedness.  According to the AugustE31, 1995 Auditor General
certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended JuneE30, 1995 was approximately $17.7 billion, and therefore, the net debt limitation for the 1995 fiscal year is $30.9 billion.
Outstanding net debt totaled $3.9 billion at JuneE30, 1995, approximately equal to the net debt at JuneE30, 1993.  At AugustE31, 1995, the amount of debt authorized by law to be issued, but not yet incurred, was $16.5 billion. Debt
Ratings.  All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by MoodyOs. City of Philadelphia.  The City of
Philadelphia (the OCityO or OPhiladelphiaO) is the largest city in the
Commonwealth.  Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992, which have culminated in the CityOs present serious financial difficulties.  In its 1992 Comprehensive Annual Financial
Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992. In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority (OPICAO),
a five-member board which oversees the fiscal affairs of the City of
Philadelphia.  The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds.  In return for
PICAOs fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets.
Under the legislation, if Philadelphia does not comply with such requirements,
PICA may withhold bond revenues and certain state funding.  At this time, the
City is operating under a fiveDyear fiscal plan approved by PICA on AprilE17,
1995.  Technical modifications were made to that plan as of JulyE12, 1995 and the revised plan, incorporating such technical modifications, was approved by
PICA on JulyE18, 1995. As of OctoberE4, 1995, PICA has issued approximately
$1,418.7 million of its Special Tax Revenue Bonds.  In accordance with the enabling legislation, PICA was guaranteed a percentage of the wage tax revenue expected to be collected from Philadelphia residents to permit repayment of the bonds. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on DecemberE31, 1994.  PICAOs authority to issue debt for the purpose of financing a cash flow deficit expires on DecemberE31, 1996.  Its ability to refund existing outstanding debt is unrestricted. In January 1993, Philadelphia anticipated a cumulative general fund budget deficit of $57 million for the
1993 fiscal year.  In response to the anticipated deficit, the Mayor unveiled a financial plan eliminating the budget deficit for the 1993 budget year through significant service cuts that included a plan to privatize certain city provided services.  Due to an upsurge in tax receipts, cost-cutting and additional PICA borrowings, Philadelphia completed the 1993 fiscal year with a balanced general fund budget.  The audit findings for fiscal 1993 show a cumulative general fund surplus of approximately $3 million for the fiscal year ended JuneE30, 1993. In January 1994, the Mayor proposed a $2.3 billion city general fund budget that included no tax increases, no significant service cuts and a series of modest health and welfare program increases.  At that time, the
Mayor also unveiled a $2.2 billion program (the OPhiladelphia Economic Stimulus
ProgramO) designed to stimulate PhiladelphiaOs economy and stop the loss of
1,000 jobs a month.  In its 1994 Comprehensive Annual Financial Report.
Philadelphia reported a cumulative general fund surplus of approximately $15.4 million for the fiscal year ended JuneE30, 1994.  PhiladelphiaOs preliminary unaudited General Fund financial statements at JuneE30, 1995 project a surplus approximating $59.6 million. The Standard & PoorOs rating on Philadelphia general obligation bonds is OB-.O  MoodyOs rating is currently OBaa.O
Litigation.  The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the CommonwealthOs governmental operations and consequently its ability to pay debt service on its obligations.
The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved SeptemberE28, 1978, as amended. TENNESSEE TRUSTS D ECONOMIC FACTORS
The following brief summary regarding the economy of Tennessee is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Tennessee obligations.  The Sponsor has not independently verified any of the information contained in such publicly available documents. Constitutional Considerations.  The State Constitution of
Tennessee requires a balanced budget.  No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year.  Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done.  Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in
1984.  No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated. The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute.  Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed.  Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly. The State and its Economy.  The
recommended State budget for Fiscal Year 1994-95 is $12,570,380,800.  State revenues are scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows:  sales (54%); franchise and excise (12%); gasoline (11%); gross receipts and privilege (4%); motor vehicle (3%); income and inheritance (3%); insurance and banking (3%); tobacco, beer, and alcoholic beverages (2%) and all other taxes (8%). For Fiscal Year
1994-95, State revenues are scheduled to be allocated in the following percentages:  education (44%); health and social services (22%); transportation
(11%); law, safety and correction (9%); cities and counties (8%); general governmental (3%); resources and regulation (2%) and business and economic development (1%). Overall, the economic indicators were positive for Tennessee for 1993.  After a slow start, inflation-adjusted personal income in Tennessee rebounded in the second quarter, resulting in overall growth of 4.4% from the second quarter of 1992 to the second quarter of 1993.  TennesseeOs employment also grew in 1993, although its growth was not as impressive as income growth.
Third-quarter statistics for 1993 show that Tennessee nonagricultural employment was 1.7% above the same quarter in 1992.  In 1994, the Tennessee economy continued to expand.  From December 1993 to December 1994 TennesseeOs seasonally adjusted employment grew from 2,395,100 people to 2,567,300 people, while its unemployment rate decreased from 4.6% to 3.8% over that same period.
An increase in consumer spending is reflected in Tennessee taxable sales, which grew 10.4% from the third quarter of 1992 to the third quarter of 1993.
Long-term average growth for taxable sales is 8.5%, but the distinction between this figure and the recent 10.4% figure is more substantial than first appearances suggest because the long-term average includes some periods of significantly higher inflation than the most recent quarters.  Adjusted for inflation, taxable sales grew by 7.5% from the third quarter of 1992 to the third quarter of 1993, which is triple the long-term inflation-adjusted average of 2.5%. The largest contributor to TennesseeOs employment growth is services, accounting for 40.9% of the employment growth that occurred from the third quarter of 1992 to the third quarter of 1993.  While it is still the most substantial source of employment growth for Tennessee, services has historically grown at a higher rate.  Similarly, the large trade sector is not as dominant, contributing 27.8% of employment growth from the third quarter of
1992 to the third quarter of 1993.  Another sector that has become less influential on total employment growth in Tennessee is the finance, insurance, and real estate industry, which contributed nothing to employment growth during the year ending in the third quarter of 1993. Bond Ratings.  TennesseeOs general obligation bonds are rated Aaa by MoodyOs and AA+ by Standard & PoorOs.
There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the
Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions. Legal Proceedings.  Tennessee is involved in certain legal proceedings, that, if decided against the State, may require the
State to make significant future expenditures or may substantially impair revenues.  The Tennessee Supreme Court currently is reviewing a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes.  Although this case involves only
$925,000, its outcome could affect at least five other cases and could have a detrimental impact to TennesseeOs revenue base.  If the case is affirmed,
Tennessee could lose an estimated $80 million to $100 million a year in corporate income taxes.  The Tennessee Supreme Court also may hear a similar case in which the lower court found the taxpayerOs partial sale of business holdings resulted in taxable business income.  A ruling in favor of the taxpayer could result in a $10 million tax refund. Two other tax related cases could also affect the StateOs financial condition.  A recently filed class-action suit seeks damages in excess of $25 million for the allegedly illegal collection of sales taxes paid on extended warranty contracts on motor vehicles.  In addition, a coalition of more than a dozen hospitals is considering a class-action suit to challenge the legality of TennesseeOs
Medicaid service tax.  TennesseeOs hospitals currently pay approximately $504 million dollars in special taxes. The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in a Tennessee Trust are subject.  Many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.  Since certain Bonds in the
Tennessee Trusts (other than general obligation bonds issued by the state) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the state could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Bonds in a Tennessee Trust to pay the debt service requirements on the Bonds.  Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the state and thus could adversely affect the ability of the state to pay the debt service requirements of any Tennessee general obligation bonds in a
Tennessee Trust.  The Sponsor is unable  to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the
Bonds acquired by a Tennessee Trust to pay interest on or principal of the
Bonds. TEXAS TRUSTS D ECONOMIC FACTORS
This summary is derived from sources that are generally available to investors and is believed to be accurate.  It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues.  Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.
Historically, the primary sources of the StateOs revenues have been sales taxes, mineral severance taxes and federal grants.  Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of news tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the StateOs taxes in terms of their contribution to the
StateOs revenue in any year.  Sales taxes remain the StateOs main revenue source, accounting for 28.8% of State revenues during fiscal year 1992.
Federal grants remain the StateOs second largest revenue source, accounting for approximately 28.4% of total revenue during fiscal year 1992.  The motor fuels tax is now the StateOs third largest revenue source and the second largest tax, accounting for approximately 6.6% of total revenue in fiscal year 1992.
Licenses, fees and permits, the StateOs fourth largest revenue source, accounted for 6.3% of the total revenue in fiscal year 1992.  Interest and investment income is the fifth largest revenue source also accounting for 6.3%
of total State revenue for fiscal year 1992.  The remainder of the StateOs revenues are derived primarily from other excise taxes.  The State currently has no personal or corporate income tax.  The State does, however, impose a corporate franchise tax based in certain circumstances in part on a
corporationOs profit. Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly.  The effects of this downturn continue to adversely affect the StateOs real estate industry and its financial institutions.  As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit.  In 1987, the
Texas economy began to move toward a period of recovery.  The expansion continued in 1988 and 1989.  In fiscal year 1988, the State ended the year with a general revenue fund cash surplus of $114 million.  If fiscal year 1989, the
State ended the year with a general revenue fund cash surplus of $297 million.
In fiscal year 1990, the State ended the year with a general revenue fund surplus of $767 million.  In fiscal 1991, the ending cash balance was $1.005 billion.  In fiscal year 1992, the ending cash balance was $609 million.  Since fiscal year 1987, however, these cash deficits and surpluses have included approximately $300 million in dedicated oil overcharge funds, which can be spent for only specific energy conservation projects. The 71st Texas
Legislature meeting in 1989 passed a record budget totaling $47.4 billion in spending.  Six special legislative sessions in 1989 and 1990 relative to
workersO compensation and school financing resulted in the need to raise an additional $512.3 million in revenue, the majority of which will come from an increase in the State sales tax and taxes on tobacco products. The 72nd
Legislature meeting in special session in the summer of 1991 approved for the
GovernorOs signature an approximately $9.4 billion budget increase for the fiscal 1992-93 biennium to be financed in part by approximately $3.4 billion in new revenue measures. The $3.4 billion in new revenues to finance the new budget came from several new sources.  A tax and fee bill raised a total of
$2.1 billion in new revenues for the state.  A fiscal management bill added another $779 million.  Legislative approval of a lottery is expected to add another $462 million.  Finally, another $50 million was added through a change in the Permanent School Fund investment strategy, which will make additional short-term earnings available to help fund public schools during the biennium.
The most important component of the tax bill was a major overhaul of the
stateOs franchise tax, which includes a new measure of business activity referred to as Oearned surplus.O  A part of the change was a lowering of the tax rate on capital from $5.25 to $2.50 per $1,000.  An additional surtax on
Oearned surplus,O which includes federal net corporate income and officersO and
directorsO compensation of 4.5 percent, was added.  Essentially, corporations pay a tax on capital or a tax on Oearned surplus,O whichever is higher.  The revised franchise tax is expected to raise an additional $789.3 million over currently projected franchise tax collections during the 1992-93 biennium. The
73rd Legislature meeting in 1993 passed the 1994-1995 biennial Oall funds
budgetO of $71.2 billion without increasing state taxes.  This was accomplished by cutting spending in certain areas and increasing federal funding.  The state
Comptroller has estimated that total state revenues from all sources would total $65.3 billion for the 1994-1995 biennium. The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation.  The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation.  The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per
$100 of valuation for general fund and other specified purposes. With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the StateOs taxing power and full faith and credit).  In excess of $8.28 billion of general obligation bonds have been authorized in Texas and almost $2.89 billion of such bonds are currently outstanding.  Of these, approximately 70% were issued by the VeteransO Land
Board and the Texas Public Finance Authority. Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuerOs outstanding bonds without requiring the use of appropriated funds. Pursuant to
ArticleE717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas Trust is limited to 15%. From the time Standard & PoorOs began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its highest rating, OAAA.O  In April 1986, in response to the State economic problems, Standard & PoorOs downgraded its rating of Texas general obligation bonds to OAA+.O  Such rating was further downgraded in July 1987 to OAA.O
MoodyOs has rated Texas bonds since prior to the Great Depression.  MoodyOs upgraded its rating of Texas general obligation bonds in 1962 from OAaO to
OAaaO, its highest rating, following the imposition of a statewide sales tax by the Legislature.  MoodyOs downgraded such rating to OAaO in March 1987.  No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues. The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State.  Declining revenues caused by the downturn in the Texas economy in the mid-1985 forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements.  Standard & PoorOs and MoodyOs assign separate ratings to each issue of bonds sold by these other issuers.
Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds. On AprilE15, 1991, the
Governor signed into law Senate BillE351, the School Finance Reform Bill.  This
bill sets a minimum local property tax rate which guarantees the local school districts a basic state allotment of a specified amount per pupil.  The funding mechanism is based on tax base consolidation and creates 188 new taxing units, drawn largely along county lines.  Within each taxing unit, school districts will share the revenue raised by the minimum local property tax.  Local school districts are allowed to OenrichO programs and provide for facilities construction by levying an additional tax.  In January 1992 the Texas Supreme
Court declared the School Finance Reform Bill unconstitutional because the community education districts are in essence a state property tax.  The legislature was given until SeptemberE1, 1993 to pass a new school finance reform bill.  The Supreme Court said that, in the meantime, the county education districts could continue to levy and collect property taxes.  Several taxpayers have filed suit challenging the right of such districts to collect a tax that has been declared unconstitutional by the Supreme Court.  In March
1993, the legislature passed a proposed constitutional amendment which would allow a limited amount of money to be OrecapturedO from wealthy school districts and redistributed to property-poor school districts.  However, the amendment was rejected by the voters on MayE1, 1993, requiring the legislature to develop a new school finance plan.  At the end of May 1993, the legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization.  Although a number of both poor and wealthy school districts have challenged the new funding law, the trial judge has stated the new law shall be implemented for at least the 1993-1994 school year before considering any constitutional challenges. The Comptroller has estimated that total revenues for fiscal 1993 will be $29.66 billion, compared to actual revenues of $27.56 billion for fiscal 1992.  The revenue estimate for fiscal 1993 is based on an assumption that the Texas economy will show a gradual but steady growth. A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust.  The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds.  For example,
Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal.  Such laws and regulations may include those which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect or reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility.  Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations.  Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured (in whole or in part) by an interest in real property, may be adversely affected by declines in real estate values and by Texas laws that limit the availability or the scope of remedies available in the event of a default on such Bonds.  Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or  regulations, it is not presently possible to determine the impact of such laws and regulations on the
Bonds in a Texas Trust and therefore, on the Units. The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds in a Texas Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Texas Trust are subject.  Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.  The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bond, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trust to pay interest on or principal of the Bonds. VIRGINIA TRUSTS D ECONOMIC FACTORS
Virginia Trusts are susceptible to political, economic or regulator factors affecting issuers of Virginia Bonds.  Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of
Virginia (the OCommonwealth,O OStateO or OVirginiaO).  This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia.  No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future statewide or regional economic difficulties,  and the resulting impact on State or local governmental finances generally will not adversely affect the market value of
Virginia Bonds held in the portfolio of the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. The CommonwealthOs financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries.  Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local).  The federal government is a major employer in Virginia due to the heavy concentration of federal employees in the metropolitan Washington, D.C., segment of Northern Virginia and the military employment in the Hampton Roads area, which houses the nationOs largest concentration of military installations, although civilian defense employment has been affected by the retrenchment of the military sector and is likely to decrease further. Although the Commonwealth enjoyed an economic boom in the mid-1980s, the CommonwealthOs economy began to slow toward the end of the decade and went into a recession with the rest of the nation after July, 1990.
Gradual recovery has continued since the recessionOs end in March, 1991, with the Virginia economy providing reason for restrained optimism in fiscal year
1994.  Employment figures furnished more encouragement than did income data.
The state unemployment rates continued to be a bright spot, dropping to 4.9 percent for fiscal year 1994, compared to 6.4 percent nationally.  However, the possibility of more defense cutbacks and additional plant downsizings provided two cautionary notes.  Real taxable sales have nearly reached the pre-recession level of fiscal year 1990. The impact of national trends on the Commonwealth is clearly seen in personal income figures.  While year-to-year percentage changes in the Commonwealth personal income generally parallel those at the national level, the Commonwealth figures were higher during the first half of the 1980s.
The differential has narrowed since 1988.  In the first quarter of 1994, the most recent available, VirginiaOs growth rate was 6.1 percent compared to 3.9 percent for the nation.  While VirginiaOs real per capita personal income surpassed the national figure in 1982 and has continued to exceed it, the relative differential has been narrowing since 1989 and is now the smallest since 1985.  VirginiaOs 1989 maximum was 106 percent of national per capita income while the 1993 figure was 104 percent.  In comparison with the South
Atlantic region, VirginiaOs real per capita income has declined from a peak of
108 percent in 1989 to 106 percent in 1993. VirginiaOs nonagricultural employment figure has also mirrored the national economy.  For fiscal year 1994
VirginiaOs nonagricultural employment rose 2.9 percent, comparable to the pre-recession rate.  Total nonagricultural employment for Virginia in June 1994 was a record high.  During the period 1983-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment, with 4.1 percent average annual growth compared to 2.8 percent nationally; however, the trend lines for both have been nearly parallel since 1990.  For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder by the recession in 1990 and the defense adjustment.  Since then, the region has outperformed the Commonwealth. With respect to unemployment, VirginiaOs unemployment rate has consistently been below that of the nation.  For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and 1992.  For the first six months of FY 1994, the CommonwealthOs unemployment rate was 4.9 percent, compared to the national rate of 6.4 percent. Employment trends in
Virginia are varied from sector to sector and from region to region.  Most sectors showed dramatic improvement compared to the anemic performance in fiscal year 1993.  Employment grew in seven of ten categories.  This past fiscal yearOs growth was led by a 5.4 percent employment jump in the construction sector and 5.3 percent in services.  Federal civilian employment slipped 3 percent, the result of continued defense cutbacks and an effort to downsize.  Once again, the greatest percent loss was in mining, which suffered a 7.7 percent drop, a 40 percent greater loss than the previous year.  The service sector continued to grow and mining and manufacturing are now at lower levels than in 1980.  Employment trends also varied among regions.  All of the
CommonwealthOs metropolitan statistical areas showed increased employment from fiscal year 1993 to fiscal year 1994, ranging from 1.1 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas. Highest rates of unemployment are concentrated in southwest Virginia where mining jobs have been lost and the lowest unemployment rates are seen in Northern Virginia where much federally-related employment is concentrated.  As would be expected, there was great overlap between areas of lowest unemployment and those of highest per capita income. Virginia appears to have fully participated in the national economic recovery, which has been slow by historic standards.  The state has not yet returned to pre-recession growth rates for several measures, particularly real per capita personal income.  The next round of defense cutbacks and the uncertain duration of the economic recovery are continuing sources of concern.  A growing diversification of the stateOs export base is encouraging for the long-term but will not insulate the state from vulnerability to increased competition against its major products and to economic conditions abroad. The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget.  At the end of the JuneE30, 1994, fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on budgetary cash basis, of $518.7 million, of which $81 million was in required reserves.  Approximately four hundred thirty million of the general fund balance was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $7.6 million, the third consecutive such undesignated fund balance.  Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General
Fund balance at the end of the fiscal year ended JuneE30, 1994, was $185.3 million, compared with a General Fund balance of minus $78.8 million at the end of the fiscal year ended JuneE30, 1993.  This is the second year since 1989 that the General Fund, measured on a modified accrual basis, has shown a positive fund balance. As of JuneE30, 1994, total debt for the Commonwealth aggregated $8.4 billion.  Of that amount, $2.5 billion was tax-supported.
Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $792 million at JuneE30, 1994.  Of that amount, $500 million was also secured by revenue producing capital projects. The Virginia
Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue.  These limits are substantially in excess of current levels of outstanding bonds, and at JuneE30, 1994 would permit an additional total of approximately $5.6 billion of bonds secured by revenue-producing projects and approximately $5.8 billion of unsecured general obligation bonds for capital projects, with not more than approximately $921 billion of the latter to be issued in any four-year period.  Bonds which are not secured by revenue-producing projects must be approved in a State-wide election. The Commonwealth of Virginia maintains a Otriple AO bond rating from
Standard & PoorOs, MoodyOs and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base, and low debt ratios.  There can be no assurances that these conditions will continue.  Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth.
Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.
TAX STATUS OF UNITHOLDERS At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities.  In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes.  Neither the Sponsor nor its counsel have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.  If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount.
In addition, investors could be required to pay income tax on interest received prior to the date of which interest is determined to be taxable. Federally tax-exempt income, including income on Units of the Trusts, will be taken into consideration in computing the portion, if any, of social security benefits received that will be included in a taxpayerOs gross income subject to the
Federal income tax. Gain realized on the sale or redemption of the Bonds by the
Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes.  (Such gain does not include any amounts received in respect of tax-exempt accrued interest or accrued original issue discount, if any.)
Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount.  These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued.
In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its Oadjusted issue priceO)
to prior owners.  The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units.  Unitholder should consult with their tax advisers regarding these rules and their application.  A portion of a
UnitholderOs gain, to the extent of accreted market discount, may be treated as ordinary income rather than capital gain.  In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an
investorOs purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule.  Market discount can arise based on the price the
Trust pays for the Bonds or the price a Unitholder pays for his or her Units.
Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues.  The market discount rules are complex and Unitholders should consult their tax advisors regarding these rules and their application. In the opinion of Chapman and Cutler, Counsel to the
Sponsor, under existing law: 	(1)	the Trusts are not associations taxable as
corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludible from gross income under the
Internal Revenue Code of 1986 (the OCodeO) will retain its status for Federal income tax purposes, when received by the Trusts and when distributed to the
Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the OSuperfund TaxO).  See OCertain Tax Matters
Applicable to Corporate Unitholders,O below; 	(2)	each Unitholder of a Trust is
considered to be the owner of a pro rata portion of such Trust under SubpartEE,
subchapterEJ of ChapterE1 of the Code and will have a taxable event when the
Trust disposes of a Bond or when the Unitholder redeems or sells Units.
Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the Trust, if any, on Bonds delivered after the date the
Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the UnitholderOs settlement date to the date such Bonds are delivered to the respective Trusts and, consequently, such
Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units.  Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units.  If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder.  The amount of any such gain or loss is measured by comparing the UnitholderOs pro rata share of the total proceeds from such disposition with the UnitholderOs basis for his or her fractional interest in the asset disposed of.  In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units.  The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their
original cost; and 	(3)	any amounts paid on defaulted Bonds held by the Trustee
under policies of insurance issued with respect to such Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the respective issuer of the defaulted Bonds; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.  Paragraph (2) of this opinion is accordingly applicable to policy proceeds representing maturing interest. In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee, and, in the absence of a New York Trust from the Series, special counsel for the Series for
New York tax matters, under existing law: Under the income tax laws of the
State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the
Unitholders. A summary of each opinion of special counsel to the respective
State Trusts for state tax matters is set forth below. All statements in the prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinion of Counsel and are to be so construed. The
Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry obligations, the interest on which is wholly exempt from Federal income taxes, is not deductible.  Because each Unitholder is treated for Federal income tax purposes as the owner of a pro rata share of the Bonds owned by the applicable Trust, interest on borrowed funds used to purchase or carry Units of such Trust will not be deductible for Federal income tax purposes.  Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence).  Similar rules may be applicable for state tax purposes.  Special rules apply in the case of certain financial institutions that acquire Units.
Investors with questions regarding these issues should consult with their tax advisers. In the case of certain of the Bonds in certain Trusts, the opinions of bond counsel indicate that interest on such Bonds received by a Osubstantial
userO of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income.  OSubstantial userO and Orelated personO are defined under the
Code and U.S. Treasury Regulations.  Any person who believes that he or she may be a Osubstantial userO  or a Orelated personO as so defined should contact his or her tax adviser. For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain specified tax-exempt private activity bonds is included as a preference item.  The Trusts do not include any such bonds. Certain Tax Matters Applicable to Corporate Unitholders.  In the
case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporationOs alternative minimum taxable income (OAMTIO), which is the corporationOs taxable income with certain adjustments.  One of the adjustment items used in computing AMTI and the Superfund Tax of a corporation
(other than an S corporation, Regulated Investment Company, Real Estate
Investment Trust, or REMIC) is an amount equal to 75% of the excess of such
corporationOs Oadjusted current earningsO over an amount equal to its AMTI
(before such adjustment item and the alternative tax net operating loss deduction).  OAdjusted current earningsO includes all tax-exempt interest, including interest on all Bonds in the Trust. Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad
Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.
Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city.  The laws of the several states vary with respect to the taxation of such obligations. TAXABLE EQUIVALENT YIELDS
The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 1996 marginal Federal tax rates.  The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket.  A taxpayerOs marginal tax rate is affected by both his taxable income and his adjusted gross income.  Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing.  Read across to the equivalent taxable estimated current return you would need to match the tax-free income. 1996 TAX
YEAR MARGINAL FEDERAL TAX RATES FOR JOINT TAXPAYERS
WITH FOUR PERSONAL EXEMPTIONS

TAX-EXEMPT ESTIMATED CURRENT RETURN

FEDERAL TAXABLE INCOME (1,000OS)
FEDERAL ADJUSTED GROSS INCOME (1,000OS)


FEDERAL TAX RATE*


4.75%



5.00%



5.25%



5.50%



5.75%



6.00%



6.25%
$           0- 40.1	$         0-117.95	15.00%	5.59%	5.88%	6.18%	6.47%	6.76%	7.06%	7.35%
40.1- 96.9	0-117.95	28.00%	6.60%	6.94%	7.29%	7.64%	7.99%	8.33%	8.68%
117.95-176.95	29.00%	6.69%	7.04%	7.39%	7.75%	8.10%	8.45%	8.80%
96.9-147.7	0-117.95	31.00%	6.88%	7.25%	7.61%	7.97%	8.33%	8.70%	9.06%
117.95-176.95	32.00%	6.99%	7.35%	7.72%	8.09%	8.46%	8.82%	9.19%
176.95-299.45	34.50%	7.25%	7.63%	8.02%	8.40%	8.78%	9.16%	9.54%
147.7-263.75	117.95-176.95	37.00%	7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92%
176.95-299.45	40.00%	7.92%	8.33%	8.75%	9.17%	9.58%	10.00%	10.42%
Over 299.45	37.00%**	7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92%
Over 263.75	176.95-299.45	44.00%	8.48%	8.93%	9.38%	9.82%	10.27%	10.71%	11.16%
Over 299.45	41.00%***	8.05%	8.47%	8.90%	9.32%	9.75%	10.17%	10.59%

COMBINED MARGINAL FEDERAL TAX RATES FOR SINGLE TAXPAYERS


WITH ONE PERSONAL EXEMPTION

TAX-EXEMPT ESTIMATED CURRENT RETURN

FEDERAL TAXABLE INCOME (1,000OS)	FEDERAL ADJUSTED GROSS INCOME (1,000OS)


FEDERAL TAX RATE*


4.75%



5.00%



5.25%



5.50%



5.75%



6.00%



6.25%
$          0- 24.00	$         0-117.95	15.00%	5.59%	5.88%	6.18%	6.47%	6.76%	7.06%	7.35%
24.00- 58.15	0-117.95	28.00%	6.60%	6.94%	7.29%	7.64%	7.99%	8.33%	8.68%
58.15-121.30	0-117.95	31.00%	6.88%	7.25%	7.61%	7.97%	8.33%	8.70%	9.06%
117.95-240.45	32.50%	7.04%	7.41%	7.78%	8.15%	8.52%	8.89%	9.26%
121.30-263.75	117.95-240.45	38.00%	7.66%	8.06%	8.47%	8.87%	9.27%	9.68%	10.08%
Over 240.45	37.00%**	7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92%
Over 263.75	Over 240.45	41.00%***	8.05%	8.47%	8.90%	9.32%	9.75%	10.17%	10.59%

The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions.  They were designed to phase out certain benefits of these deductions for higher income taxpayers.  These limitations, in effect, raise the marginal Federal tax rate to approximately 44% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41% for taxpayers filing a single return entitled to only one personal exemption.  These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the
taxpayerOs itemized deductions.  For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable
itemized deductions, with certain exceptions. **	Federal tax rate reverts to
36% after the 80% cap on the limitation on itemized deductions has been met.
The above table reflects only the effect of exemption from Federal income taxes.  Unitholders of State Trusts, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Trusts.  There can be no assurance that
state tax rates will remain unchanged. ***	Federal tax rate reverts to 39.6%
after the 80% cap on the limitation on itemized deductions has been made. A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision.  The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust.  U.S. Government bonds, for example, are backed by the full faith and credit of the U.S.
Government and bank CDs and money market accounts are insured by an agency of the Federal government.  Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market.  The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus. ALABAMA TRUSTS D TAX
MATTERS At the time of closing for each Alabama Trust, Balch & Bingham, special counsel for the Trusts for Alabama tax matters, rendered an opinion under then existing law substantially to the effect that: Under the income tax laws of
Alabama, the Alabama Trust is not taxable as a corporation or otherwise. Income of the Alabama Trust, to the extent it is taxable, will be taxable to the
Unitholders, not to the Alabama Trust. Each UnitholderOs distributive share of the Alabama TrustsO net income will be treated as the income of the Unitholder for Alabama income tax purposes. Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by the
Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder. Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders. Gains realized on the sale or redemption of Units by Unitholders who are subject to the
Alabama income tax will be includable in the Alabama income of such
Unitholders. ARIZONA TRUSTS D TAX MATTERS
Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Trust
192 and all prior Arizona Traditional Trusts.  Chapman and Cutler, Counsel for
the Sponsor, acted as special Arizona counsel to Arizona Traditional Trust 193 and all subsequent Arizona Trusts, including all Arizona Insured Trusts.  At the time of the closing for each Arizona Trust, the respective counsel to the
Trusts rendered an opinion under then existing law substantially to the effect that: For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the related Arizona Trust, and the income of the
Arizona Trust therefore will be treated as the income of the Unitholder under
State law. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from
Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders. To the extent that interest derived from an Arizona Trust by a Unitholder with respect to the
Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes. Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a UnitholderOs share of interest, if any, accruing on Bonds during the interval between the
UnitholderOs settlement date and the date such Bonds are delivered to the
Arizona Trust, if later. Amounts paid by an insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax. CALIFORNIA TRUSTS D TAX MATTERS
Jones, Day, Reavis & Pogue acted as special California counsel to California
Traditional Trust 206 and all prior California Traditional Trusts and to
California Insured Trust 77 and all prior California Insured Trusts.  Wyman,
Bautzer, Kuchel & Silbert acted as special California counsel to California
Traditional Trust 207 through California Traditional Trust 239 and California
Insured Trust 78 through California Insured Trust 107.  Orrick, Herrington &
Sutcliffe acted as special California counsel to California Traditional Trust
240 and all subsequent California Traditional Trusts and to California Insured
Trust 108 and to all subsequent California Insured Trusts and to California
Intermediate Insured Trust 1 and all subsequent California Intermediate Insured
Trusts.  At the time of the closing for each California Trust, the respective counsel to the Trusts rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that: The California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders thereof under the income tax laws of
California. Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands,
Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders.  However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Under California income tax law, each
Unitholder in the California Trust will have a taxable event when the
California Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units.  Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost.  The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue.  UnitholdersO bases in their Units, and the bases for their fractional interest in each California
Trust asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the UnitholdersO respective settlement dates. Under the California personal property tax laws, bonds (including the bonds in the California Trust as well as Oregular-wayO and
Owhen-issuedO contracts for the purchase of bonds) or any interest therein are exempt from such tax. Any proceeds paid under an insurance policy, if any, issued to the Trustee with respect to the bonds in a California Trust as well as Oregular-wayO and Owhen-issuedO contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations. Under Section 17280(b)(2) of the California Revenue and Taxation
Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for the purposes of the California personal income tax.  While there currently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose.  The Franchise Tax Board has not yet proposed or prescribed such regulations.  In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of
Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed).  In the absence of conflicting regulations or other California authority, the
California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions. COLORADO TRUSTS D TAX MATTERS
At the time of the closing for each Colorado Trust, Sherman & Howard L.L.C, special Colorado counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that: Each Colorado Trust consists of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States, including Puerto Rico, the Virgin Islands and Guam (OBondsO). Because Colorado
income tax law is based upon the Federal law and in light of the opinion of
Chapman and Cutler, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation. With respect to Colorado
Trust Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above: Each Colorado Trust Unitholder will be treated as owning a share of each asset of the Colorado Trust for Colorado income tax purposes, in the proportion that the number of Units of such Colorado Trust held by him bears to the total number of outstanding Units of such Colorado Trust, and the income of such
Colorado Trust will therefore be treated as the income of the Colorado
Unitholders under Colorado law in the proportion described. Interest on Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to
Colorado income tax or Colorado alternative minimum tax when received by the related Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder. Any proceeds paid under an insurance policy issued to the issuer of the Bonds involved, to the Depositor prior to deposit of the Bonds in the Colorado Trust, or to the Colorado Trust, which proceeds represent maturing interest on defaulted Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.
Each Colorado Unitholder will realize gain or loss taxable in Colorado when the related Colorado Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado UnitholderOs share of interest, if any, accruing on Bonds during the interval between the
Colorado UnitholderOs settlement date and the date such Bonds are delivered to the Colorado Trust, if later). Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado
Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost. If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase
Units in a Colorado Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes. CONNECTICUT TRUSTS D
TAX MATTERS The assets of each Connecticut Trust consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the OBondsO).  Certain Bonds in the Connecticut Trust that were issued by the State of Connecticut or governmental authorities located in
Connecticut were issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such
Bonds did not opine as to the exemption of the interest on such Bonds from such tax.  However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt.  Interest on Bonds in the Connecticut Trusts issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation. At the time of the closing for each Connecticut Trust, Day, Berry & Howard, special counsel to the
Trusts for Connecticut tax matters, rendered an opinion which relied explicitly on the opinion of Chapman and Cutler, rendered at such time, regarding Federal income tax matters under then existing Connecticut law, substantially to the effect that: The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut. Interest income from Bonds held by the Connecticut Trust is not taxable under the Connecticut tax on the
Connecticut taxable income of individuals, trusts and estates (the OConnecticut
Income TaxO), when such interest is received by the Connecticut Trust or distributed by it to a Unitholder. Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of a Connecticut
Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the
State of Connecticut (a OConnecticut BondO) held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the
Connecticut Trust held by him. The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax. An interest in a Unit of the
Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the
Connecticut succession tax and the Connecticut estate tax. FLORIDA TRUSTS D TAX
MATTERS The assets of each Florida Trust will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto
Rico, Guam, the Virgin Islands, American Samoa, or the Northern Mariana Islands
(the OBondsO). At the time of the closing for each Florida Trust, Carlton,
Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Trusts for
Florida tax matters, rendered an opinion under then existing law substantially to the effect that: For Florida State income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by the Florida Code so long as the Trust has no income subject to federal taxation.  In addition, political subdivisions of Florida do not impose any income taxes. Because
Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Trust.
Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Trust notwithstanding the tax exempt status of the interest received from any bonds under SectionE103(a) of the Internal
Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income.  Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Trust income which constitutes nonbusiness income.
Florida Trust Units will be subject to Florida estate tax only if owned by
Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States.  However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently SectionE2011 (and in some cases
SectionE2102) of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states. Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.
Because Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa
and the Northern Mariana Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida
Trust will not be subject to Florida intangible personal property tax.  In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units. GEORGIA TRUSTS D TAX MATTERS
Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Trust 188 and all prior Georgia Trusts.  Chapman and Cutler, Counsel for the Sponsor,
acted as special Georgia Counsel to Georgia Trust 189 and all subsequent
Georgia Trusts, including all Georgia Insured Trusts.  At the time of the closing for each Georgia Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that: For
Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders.  Interest on the Bonds, which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from
Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Units, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Georgia Bonds issued before
MarchE11, 1987 issued with original issue discount owned by the Georgia Trust, in which case gain or loss for Georgia income tax purposes would be determined by accruing said original issue discount on a ratable basis).  Due to the amortization of bond premium and other basis adjustments required by the
Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost. Because obligations or evidences of debt of Georgia, its political subdivisions and public institutions and bonds issued by the
Government of Puerto Rico are exempt from the Georgia intangible personal property tax, the Trust will not be subject to such tax as the result of holding such obligations, evidences of debt or bonds.  Although there currently is no published administrative interpretation or opinion of the Attorney
General of Georgia dealing with the status of bonds issued by a political subdivision of Puerto Rico, counsel has been advised orally by representatives of the Georgia Department of Revenue that such bonds would also be considered exempt from such tax.  Based on that advice, and in the absence of a published administrative interpretation to the contrary, counsel is of the opinion that the Trust would not be subject to such tax as the result of holding bonds issued by a political subdivision of Puerto Rico. Amounts paid by an insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Georgia income taxes if, and to the extent that, such interest would have been so exempt if paid by the issuer of the defaulted obligations; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectations that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds. Counsel have expressed no opinion regarding whether a UnitholderOs ownership of an interest in the Trust is subject to the Georgia intangible personal property tax.  Although the application of the Georgia intangible personal property tax to the ownership of the Units by the Unitholders is not clear, representatives of the Georgia Department of Revenue have in the past advised counsel orally that, for purposes of the intangible property tax, the Department considers a
UnitholderOs ownership of an interest in the Trust as a whole to be taxable intangible property separate from any ownership interest in the underlying tax-exempt Bonds. Neither the Bonds nor the Units will be subject to Georgia sales or use tax. MARYLAND TRUSTS D TAX MATTERS
The assets of each Maryland Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United StatesO territories or possessions, including Puerto Rico,
Guam and the Virgin Islands, their political subdivisions and authorities (the
OBondsO). At the time of the closing for each Maryland Trust, Venable, Baetjer and Howard, special counsel for the Trusts for Maryland tax matters, rendered an opinion under then existing law substantially to the effect that: For
Maryland State and local income tax purposes, the Maryland Trust will not be taxable as an association, and the income of the Maryland Trust will be treated as the income of the Unitholders. For Maryland State and local tax purposes, interest on the Bonds which is exempt from Maryland State and local income tax when received by the Maryland Trust, and which would be exempt from Maryland
State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Maryland Trust and distributed to the Unitholders. Interest derived from the Maryland Trust by a
Unitholder with respect to the Bonds will not be subject to Maryland State or local income taxes; provided that interest derived from the Maryland Trust by a financial institution, as defined in Section 8-101(c) of the Tax-General
Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Bonds (see Section 8-204 of the
Tax-General Article of the Annotated Code of Maryland). A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Bonds held in the Maryland Trust are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax bases of the Bonds (adjusted to reflect (a)Ethe amortization of Bond premium or discount, and (b)Ethe deposit in the Maryland Trust after the UnitholderOs settlement date of Bonds with accrued interest). Although the matter is not free from doubt, gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Trust Unit (i)Ewill be subject to Maryland state income tax except in the case of individual Unitholders who are not
Maryland residents, and (ii)Ewill be subject to Maryland local income tax in the case of individual Unitholders who are Maryland residents. If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the
Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes. Maryland Trust Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents.  Neither the
Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax. MASSACHUSETTS TRUSTS D TAX MATTERS
Peabody & Arnold acted as special Massachusetts counsel to Massachusetts
Traditional Trust 182 and all prior Massachusetts Traditional Trusts and to
Massachusetts Insured Trust 44 and all prior Massachusetts Insured Trusts.
Edwards & Angell acted as special Massachusetts counsel to Massachusetts
Traditional Trust 183 and all subsequent Massachusetts Traditional Trusts and to Massachusetts Insured Trust 45 and all subsequent Massachusetts Insured
Trusts.  At the time of the closing for each Massachusetts Trust, the respective counsel to the Trusts rendered an opinion, based on rulings by the
Commissioner of Revenue and under then existing law, substantially to the effect that: For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the
Massachusetts General Laws (OM.G.L.O) and not as a grantor trust under Section
10(e) of M.G.L. Chapter 62. The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said SectionE8 and will, therefore, not be subject to Massachusetts income tax. Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by the
Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or by
Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the United States within the meaning of Section 103(c) of the
Internal Revenue Code of 1986, as amended (OObligationsO). In the case of a
Massachusetts Insured Trust, Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from such Trust in their
Massachusetts gross income to the extent that such earnings of or distributions are derived from the proceeds of insurance obtained by the Sponsor of such
Trust or by the issuer or underwriter of an obligation held by such Trust that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation. Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the
Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Obligations.
The Massachusetts TrustOs capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to
Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses, in the UnitholdersO
Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Obligations. Unitholders which are corporations subject to tax under
M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property.  Unitholders which are intangible property corporations will be required to include the Units when determining their net worth. Gains or losses realized on sale or redemption of Units by Unitholders who are subject to
Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross incomes.  In determining such gain or loss Unitholders will, to the same extent required as for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Obligations held by the Massachusetts Trust, and for accrued original issue discount with respect to each Obligation which, at the time the Obligation was issued, had original issue discount. The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision.  They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax. MICHIGAN TRUSTS  D TAX MATTERS
At the time of the closing for each Michigan Trust, Dickinson, Wright, Moon,
Van Dusen & Freeman, special Michigan counsel to the Trusts, rendered an opinion under then-existing law substantially to the effect that: The assets of a Michigan Trust will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by
Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or
possessions of the United States (the OBondsO). Under the Michigan income tax act, the Michigan single business tax act, the Michigan intangibles tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a Ofirst classO school district to levy an excise tax upon income, the Michigan Trust is not subject to tax.  The income of the Michigan Trust will be treated as the income of the Unitholders thereof and be deemed to have been received by them when received by the Michigan Trust. Interest on the
Bonds in the Michigan Trust which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax.  Further, any amounts paid under an insurance policy representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer. For purposes of the foregoing
Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units.  Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost.  The tax cost of each Unit to a Unitholder will be allocated for purposes of these
Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes. Pursuant to the position of the Michigan Department of
Treasury in a bulletin dated December 19, 1986, reaffirmed in a bulletin dated
March 31, 1989, the portion of a Michigan Trust represented by the Bonds will be exempt from the Michigan Intangibles Tax.  The Department of Treasury has
not indicated a position with respect to treatment of amounts paid under a policy of insurance with respect to maturing interest on defaulted obligations
(which amounts would have been excludable if paid by the respective issuer) for purposes of determining the income base for the Michigan Intangibles Tax. If a
Unitholder is subject to the Michigan single business tax (i.e., is engaged in a Obusiness activityO as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when the Michigan Trust sells or exchanges Bonds or the Unitholder sells or exchanges Units, such event may impact on the adjusted tax base upon which the single business tax is computed.  Any capital gain or loss realized from such taxable event which was included in the computation of the UnitholderOs Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base.  The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from Obusiness activity.O
MINNESOTA TRUSTS D TAX MATTERS At the time of the closing for each Minnesota
Trust, Dorsey & Whitney, special Minnesota counsel for the Trusts, rendered an opinion under then-existing law substantially to the effect that: Counsel understands that the Minnesota Trust will have no income other than (i)
interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the
Northern Mariana Islands or Guam which would be exempt from Federal and
Minnesota income taxation when paid directly to an individual, trust or estate
(and the term OBondsO as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.
OTaxable incomeO for Minnesota income tax purposes is the same as Otaxable
incomeO for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances.  The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities.  The terms OtrustO and OcorporationO have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Trust, as for Federal income tax purposes. In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of the Minnesota Trust and its
Unitholders, (1) the Minnesota Trust will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of the Minnesota
Trust will be treated as the owner of a pro rata portion of the Minnesota Trust for Minnesota income tax purposes and the income of the Minnesota Trust will therefore be treated as the income of the Unitholders under Minnesota law; (3)
interest on the Bonds will be exempt from Minnesota income taxation of
Unitholders who are individuals, trusts and estates, when received by the
Minnesota Trust and attributed to such Unitholders and when distributed to such
Unitholders (except as hereinafter provided with respect to Oindustrial development bondsO and Oprivate activity bondsO held by Osubstantial usersO);
(4) interest on the Bonds will be includable in the Minnesota taxable income
(subject to allocation and apportionment) of Unitholders that are corporations;
(5) each Unitholder will realize taxable gain or loss when the Minnesota Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a UnitholderOs share of interest, if any, accruing on Bonds during the interval between the UnitholderOs settlement date and the date such
Bonds are delivered to the Minnesota Trust, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in UnitholdersO realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost;
(7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from
Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10)
interest on bonds includable in the computation of Oalternative minimum taxable
incomeO for Federal income tax purposes will also be includable in the computation of Oalternative minimum taxable incomeO for Minnesota income tax purposes. Interest income attributable to Bonds that are Oindustrial development bondsO or Oprivate activity bondsO as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a Osubstantial userO of the facilities financed by the proceeds of such
Bonds (or a Orelated personO to such a Osubstantial userO) to the same extent as if such Bonds were held directly by such Unitholder. MISSOURI TRUSTS D TAX
MATTERS At the time of the closing for each Missouri Trust, Watson & Marshall special counsel to the Trusts for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that: The Missouri Trust will not be an association taxable as a corporation for purposes of Missouri income taxation.
Each Missouri Unitholder will be treated as owning a pro rata share of each asset of the Missouri Trust for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Missouri Trust, and the income of the
Missouri Trust will therefore be treated as the income of each Missouri
Unitholder under Missouri law in the proportion described. Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by the Missouri Trust and attributed to such
Missouri Unitholder or when distributed to such Missouri Unitholder. Each
Missouri Unitholder will realize taxable gain or loss when the Missouri Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells
Units at a price that differs from the adjusted basis.  Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment.  Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost. If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase
Units in the Missouri Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes. Obligations issued by U.S. Possessions will not be subject to a Missouri intangibles tax or a personal property tax. NEW JERSEY D TAX MATTERS
The assets for each New Jersey Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the
Virgin Islands and the Northern Mariana Islands (the OBondsO). At the time of the closing for each New Jersey Trust, Pitney, Hardin, Kipp & Szuch, special counsel to the Trusts for New Jersey tax matters, rendered an opinion under then-existing law substantially to the effect that: The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation.  The
New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax. With respect to the non-corporate
Unitholders who are residents of New Jersey, the income of the New Jersey Trust will be treated as the income of such Unitholders under the New Jersey Gross
Income Tax.  Interest on the underlying Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by the New Jersey Trust will retain its status as tax-exempt interest when distributed to Unitholders. A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells his Units.  Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax. Units of the New Jersey Trust may be taxable on the death of a Unitholder under the
New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law. If a
Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey
Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New
Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income.  Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its
Units will be included in its entire net income for purposes of the New Jersey
Corporation Business Tax or New Jersey Corporation Income Tax. NEW YORK TRUSTS
D TAX MATTERS In the opinion of Edwards & Angell, special counsel to the Trusts for New York tax matters, under existing law: Interest on obligations issued by
New York State, a political subdivision thereof, Puerto Rico, the Virgin
Islands, Guam, the Northern Mariana Islands, or other possessions of the United
States within the meaning of Section 103(c) of the Internal Revenue Code of
1986, as amended (ONew York ObligationsO), which would be exempt from New York
State or New York City personal income tax if directly received by a
Unitholder, will retain its status as tax-exempt interest when received by the
New York Insured Trust (the OTrustO) and distributed to such Unitholder.
Interest (less amortizable premium, if any) derived from the Trust by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax. A Unitholder who is a resident of New York State (or New York City) will be subject to New York State
(or New York City) personal income tax with respect to gains realized when New
York Obligations held in the New York Insured Trust are sold, redeemed or paid at maturity or when the UnitholderOs Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New
York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c)
the deposit of New York Obligations with accrued interest in the Trust after the UnitholderOs settlement date). Interest or gain from the Trust derived by a
Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the
Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City). In the case of the Trust, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in the Trust will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer. For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York. If borrowed funds are used to purchase Units in the
Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes.  The purchase of
Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York
Trust. NORTH CAROLINA D TAX MATTERS
The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin
Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the ONorth Carolina BondsO). The North Carolina Trust is not
an association taxable as a corporation for North Carolina income tax purposes.
Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by the North Carolina Trust will retain its status as tax-exempt interest when distributed to Unitholders. For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property.  Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the UnitholderOs adjusted basis for the Units. For North
Carolina income tax purposes, each Unitholder will have a taxable event when the North Carolina Trust disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by the North Carolina Trust have been issued under an act of the General Assembly of North Carolina that provides that all income from such Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of each Unitholder. Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in the North Carolina Trust will not be deductible by the Unitholder for North Carolina state income tax purposes.
Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders.
Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year. Trust Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death.  Neither the
North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax. OHIO TRUSTS D TAX MATTERS
Each Ohio Trust is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the OOhio ObligationsO), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or
Guam (OTerritorial ObligationsO) (collectively, OObligationsO). At the time of the closing for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least fifty percent of the value of the total assets of the Ohio Trust consist of Ohio
Obligations or similar obligations of other states or their subdivisions, under existing Ohio law: The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax. Income of the Ohio Trust will be treated as the income of the Unitholders for purposes of the Ohio personal income tax and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder. Interest on Obligations held by the Ohio Trust is exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders. Proceeds paid under insurance policies, if any, to the Trustee of the Ohio Trust, representing maturing interest on defaulted obligations held by the Ohio Trust that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax. Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the
Ohio personal income tax, and municipal and school district income taxes in
Ohio and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders. OREGON
TRUSTS D TAX MATTERS At the time of the closing for each Oregon Trust, Schwabe,
Williamson, Wyatt, Moore & Roberts, special counsel to the Trusts for Oregon tax matters, who relied on the opinion of Chapman and Cutler, rendered at such time, rendered an opinion under then existing Oregon law applicable to individuals who are Oregon residents for Oregon tax purposes substantially to the effect that: The Oregon Trust is not an association taxable as a corporation for Oregon income tax or corporate excise tax purposes. Each
Unitholder of the Oregon Trust will be considered the owner of a fractional portion of the Oregon Trust for purposes of Oregon personal income taxes. An item of Oregon Trust income which would be exempt from income tax under Oregon law if directly received by a Unitholder and which is exempt from income tax under Oregon law when received by the Oregon Trust will retain its status as tax-exempt when distributed by such Oregon Trust and received by the
Unitholders. A Unitholder of the Oregon Trust will have a taxable event when the Oregon Trust disposes of a trust asset (whether by sale, payment on maturity, retirement or otherwise) or when the Unitholder redeems or sells his
Units.  Because of the requirement that tax cost basis be reduced to reflect amortization of bond premiums, if any, on obligations held by the Oregon Trust, a Unitholder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost. To the extent that the assets of the Oregon Trust consist of intangible personal property, such assets and any interest thereon are exempt from property tax under Oregon law.
PENNSYLVANIA TRUSTS D TAX MATTERS At the time of the closing for each
Pennsylvania Trust, Dechert Price & Rhoads, special Pennsylvania counsel to the
Trusts, rendered an opinion under then existing law substantially to the effect that: Units evidencing fractional undivided interests in the Pennsylvania
Trusts are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Trusts represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the
Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands,
Guam, or the Northern Mariana Islands (OPennsylvania BondsO).  The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh.  The City of Pittsburgh, the
School District of Pittsburgh and Allegheny County cannot impose personal property taxes as of January 1, 1995.  Pennsylvania Trust Units may be taxable under the Pennsylvania inheritance and estate taxes. The proportion of interest income representing interest income from Pennsylvania Bonds distributed to
Unitholders of a Pennsylvania Trust is not taxable under the Pennsylvania
Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Tax Reform Code.  Nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on
Philadelphia resident individuals. The disposition by a Pennsylvania Trust of a
Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the
Pennsylvania Personal Income Tax if the Pennsylvania Bond was issued prior to
FebruaryE1, 1994.  Further, although there is no published authority on the subject, counsel is of the opinion that (i) a Unitholder of a Pennsylvania
Trust will not have a taxable event under the Pennsylvania State and local income taxes referred to in the preceding paragraph (other than the Corporate
Net Income Tax) upon the redemption or sale of his Unit to the extent that the
Pennsylvania Trust is then comprised of Pennsylvania Bonds issued prior to
February 1, 1994 and (ii) the disposition by a Pennsylvania Trust of a
Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the
Corporation Net Income Tax or the Philadelphia School District Investment
Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994.  (The
School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.) Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after
February 1, 1994, will be taxable under all of these taxes, as will gains on the redemption or sale of a unit to the extent that the Trust is comprised of
Pennsylvania Bonds issued on or after February 1, 1994. TENNESSEE TRUSTS D TAX
MATTERS The assets of the Trust will consist of bonds issued by the State of
Tennessee (the OStateO), or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of
Tennessee (OTennessee BondsO) or by the Commonwealth of Puerto Rico or its
political subdivisions (the OPuerto Rico BondsO) (collectively, the OBondsO).
Under Tennessee law, a unit investment trust taxable as a grantor trust for
Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to Tennessee Bonds.
An exemption is also produced under Tennessee law for distributions made by a unit investment trust or mutual fund that are attributable to Obonds or securities of the United States government or any agency or instrumentality
thereofO (OU.S. Government, Agency or Instrumentality BondsO).  If it were determined that the Trust held assets other than Tennessee Bonds or U.S.
Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee
Income Tax purposes.  Further, because Tennessee law only provides an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemptions of Tennessee
Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax.  However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax.  The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under State law.  This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee. The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of the Trusts.  The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax.
Additional information regarding such proposals is currently unavailable.
Investors should consult their own tax advisors in this regard. In the opinion of Chapman and Cutler, Special Counsel to the Trust for Tennessee tax matters, under existing law as of the date of this Prospectus: For purposes of the Hall
Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the OState
Corporate Income TaxO), and the Tennessee Franchise Tax imposed by Section
67-4-903, the Trust will not be subject to such taxes. For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to
Unitholders, to the extent attributable to interest on the Tennessee Bonds
(based on the relative proportion of interest received or accrued attributable to Tennessee Bonds), will be exempt from the Hall Income Tax when distributed to such Unitholders.  Based on a letter dated AugustE14, 1992 from the
Commissioner of the State of Tennessee Department of Revenue, which is not binding, and is subject to change, even on a retroactive basis, distributions from the Trust to Unitholders, to the extent attributable to interest on the
Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds), will be exempt from the Hall
Income Tax when distributed to such Unitholders.  A proportionate share of distributions from the Tennessee Trust attributable to assets other than the
Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders. For State Corporate Income Tax purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludible from Federal gross income must be included in calculating Onet earningsO subject to the State Corporate Income Tax.  No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to
Unitholders subject to the State Corporate Income Tax.  However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax.  The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis. Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a UnitholderOs share of interest, if any, accruing on Bonds during the interval between the UnitholderOs settlement date and the date such Bonds are delivered to the Trust, if later.  Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in
Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to less than their original cost. For purposes of the Tennessee
Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds.  As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the
Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis. The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes. No opinion is expressed as to the exemption from State income taxes of the interest on the Bonds if received directly by a Unitholder. TEXAS TRUSTS
D TAX MATTERS At the time of the closing for each Texas Trust, an opinion was rendered under then existing law substantially to the effect that: The State of
Texas currently imposes no income tax.  However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a
Texas income tax on individuals, trusts and businesses.  It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Trust would retain its tax-exempt status when received by unitholders.  While no opinion is rendered as to whether income distributions from any Texas Trust will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Trust, Johnson & Gibbs,
P.C., special Texas counsel to the Texas Trusts,  rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that: Neither the State nor any political subdivision of the State currently imposes an income tax.
Therefore, no portion of any distribution received by a Unitholder of a Texas
Trust in respect of his Units is subject to income taxation by the State or any political subdivision of the State. Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Fund is taxable under any property tax levied in the
State; The Oinheritance taxO of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Trust included in the estate of such
Unitholder; and With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated to the State, upon which such franchise tax is measured. VIRGINIA TRUSTS D TAX MATTERS
At the time of the closing for each Virginia Trust Christian, Barton, Epps,
Brent & Chappell, special counsel for the Trusts for Virginia tax matters, rendered an opinion under then existing law substantially to the effect that:
The assets of each Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United StatesO territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern
Mariana Islands, and their political subdivisions and authorities (the
OVirginia BondsO). The Virginia Trust will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation.  As a result, income of the Virginia Trust will be treated as the income of the
Unitholders. The calculation of Virginia taxable income begins with Federal adjusted gross income in the case of an individual or Federal taxable income in the case of a corporation, estate or trust.  Certain modifications are specified, but no such modification requires the addition of interest on obligations such as the Virginia Bonds in the Virginia Trusts.  Accordingly,
amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Virginia Trusts with respect to the Virginia Bonds, will not be taxed to the Virginia Trusts or to the Unitholders for Virginia
income tax purposes. In this respect, to the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in Federal adjusted gross income, Virginia law provides that the income shall be subtracted in arriving at Virginia taxable income.  In addition, Virginia income tax exemption is independently provided for interest on certain obligations, including those issued by industrial development authorities created pursuant to the Virginia Industrial Development and Revenue
Bond Act, by the Virginia Housing Development Authority, by the Virginia
Resources Authority and by the Virginia Education Loan Authority.  Where such an independent exemption is provided, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes, including interest which may be subject to Federal income tax in the hands of a recipient who is, or is a related person to, a substantial user of facilities financed with the proceeds of obligations upon which such interest is paid. As a general rule, to the extent that gain (whether as a result of the sale of Virginia Bonds by the Trust or as a result of the sale of a Unit by the Unitholder) is subject to Federal income taxation, such gain will be included in the UnitholderOs Virginia taxable income.  Under the language of certain enabling legislation, however, such as the Virginia Industrial
Development and Revenue Bond Act, the Virginia Resources Authority Act and the
Virginia Housing Development Authority Act, profit made on the sale of obligations issued by authorities created thereunder is expressly exempt from
Virginia income taxation.  Such enabling legislation does not appear to require a disallowance in the calculation of Virginia taxes of any loss that may be deductible for Federal income tax purposes with respect to such obligations, although the Virginia Department of Taxation has taken a contrary view. No income tax is imposed by any political subdivision of the Commonwealth of
Virginia.  The Commonwealth of Virginia does not impose a gift tax.  The
Virginia estate tax is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate. COUNSEL FOR TRUSTEE
At the time of the closing for each Trust, Carter, Ledyard & Milburn, counsel for the Trustee and, in the absence of a New York Trust from a Series, special counsel for such Series for New York tax matters, rendered an opinion under the existing law substantially to the effect that: Under the income tax laws of the
State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the
Unitholders. OPERATING EXPENSES
No annual advisory fee is charged the Trusts by the Sponsor.  The Sponsor does, however, receive a fee of $0.17 per annum per $1,000 principal amount of the underlying Bonds in each Trust for regularly evaluating the Bonds and for maintaining surveillance over the portfolio.  (See OUnit Value and
Evaluation.O)  Except as provided below, for Traditional Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.08 per
$1,000 principal amount of underlying Bonds in the Trusts for those portions of each Trust under the monthly plan of distribution and $0.76 and $0.57 per
$1,000 principal amount of underlying Bonds, respectively, for those portions of each Trust representing quarterly and semi-annual distribution plans; for
Insured Trusts, the Trustee receives for ordinary recurring services, except as stated below, an annual fee computed at $1.12 per $1,000 principal amount of underlying Bonds in the Trusts for that portion of each Trust under the monthly distribution plan and $0.80 and $0.61 per $1,000 principal amount of underlying
Bonds, respectively, for those portions of each trust representing quarterly and semi-annual distribution plans. For the following Traditional Trusts, the
Trustee receives for ordinary recurring services an annual fee computed at
$1.02 per $1,000 principal amount of underlying Bonds for those portions of each such Trust under the monthly plan of distribution and $0.72 and $0.54 per
$1,000 principal amount of underlying Bonds, respectively, for those portions of each such Trust representing quarterly and semi-annual distribution plans:
National Trusts 347-380, Short Intermediate Trusts 8-17, Intermediate Trusts
47-60, Long Intermediate Trusts 2-7, Intermediate California Trusts 1-3,
Intermediate New York Trusts 1 & 2, Arizona Trust 182-191, California Trusts
189-203, Colorado Trusts 180-186, Connecticut Trusts 184-198, Georgia Trusts
180-187, Massachusetts Trusts 186-198, Maryland Trusts 187-199, Michigan Trusts
184-196, Minnesota Trusts 181-185, Missouri Trusts 3-8, North Carolina Trusts
182-194, New Jersey Trusts 185-195, New York Trusts 189-203, Ohio Trusts
181-186, Pennsylvania Trusts 183-193, Virginia Trusts 186-197, Short Term
Trusts 4-11.  For the following Insured Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.06 per $1,000 principal amount of underlying Bonds for those portions of each such Trust under the monthly plan of distribution and $0.76 and $0.58 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each Trust representing quarterly and semi-annual distribution plan:  National Trusts
61-84, Short Intermediate Trusts 3-9, Intermediate Trusts 22-32, Long
Intermediate Trusts 6-11, California Trusts 59-74, Colorado Trusts 1-3, Florida
Trusts 51-67, New Jersey Trusts 47-61, New York Trusts 50-62, Ohio Trusts 6-14,
Pennsylvania Trusts 48-62.  The TrusteeOs fee may be adjusted provided that all adjustments upward will not exceed the cumulative percentage increases of the
Untied States Department of LaborOs Consumer Price Index entitled OAll Services
Less RentO since the establishment of the Trusts.  The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions.  These Accounts are non-interest bearing to Unitholders.  Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein.  Part of the TrusteeOs compensation of its services to the Trusts is expected to result from such use of these funds. For all Trusts beginning with those in Nuveen
Tax-Free Unit Trust, Series 723 and all subsequent Trusts, the Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in OEssential Information Regarding the TrustsO in Part
Two of the Prospectus.  Each annual fee is per $1,000 principal amount of the underlying Bonds in a Trust for that portion of the Trust that represents a particular plan of distribution.  The TrusteeOs fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further adjusted in accordance with the cumulative percentage increase of the United States Department of LaborOs consumer Price
Index entitled OAll Services Less RentO since the establishment of the Trusts.
The Trustee has the use of funds, if any, being held in the Interest and
Principal Accounts of each Trust for future distributions, payment of expenses and redemptions.  These Accounts are non-interest bearing to Unitholders.
Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein.  Part of the TrusteeOs compensation for its services to the
Fund is expected to result from such use of these funds. Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Trusts have been paid in full prior to the deposit of the Bonds in the Trusts, and the value of such insurance has been included in the evaluation of the Bonds in each Trust and accordingly in the Public
Offering Price of Units of each Trust.  There are no annual or continuing premiums for such insurance. Commencing with Series 814, all or a portion of the expenses incurred in establishing the Trusts, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be paid by the Trusts and amortized over the first five years of such Trusts.
For Series prior to SeriesE814, the Sponsor has borne all costs of creating and establishing such Trusts.  The following are additional expenses of the Trusts and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable:  (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3)
amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part.  The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate
Trust. The Indenture for certain Series requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor.  The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $0.5 per Unit on an annual basis.  Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request. DISTRIBUTIONS TO
UNITHOLDERS Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the OInterest AccountO of the appropriate Trust and all other moneys received by the Trustee shall be credited to the OPrincipal AccountO of the appropriate Trust. NATIONAL
TRADITIONAL TRUSTS 4 THROUGH 39 D SEMI-ANNUAL DISTRIBUTIONS The pro rata share of the Interest Account and the pro rata share of the cash in the Principal
Account for each Unit will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus).  Shortly after such computations, distributions will be made to the Unitholders as of the
Record Date.  Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the
Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date.  The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least ten cents per Unit.  Persons who purchase Units after a Record Date and prior to the following Distribution
Date will receive their first distribution on the second Distribution Date after their purchase of Units. As of each Record Date the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the
Trust.  The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust.  Amounts so withdrawn shall not be considered a part of the TrustOs assets until such time as the Trustee shall return all or part of such amount to the appropriate account. NATIONAL TRADITIONAL TRUST 40 AND
SUBSEQUENT NATIONAL TRADITIONAL TRUSTS; ALL OTHER TRUSTS D OPTIONAL
DISTRIBUTIONS The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the
Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month.  Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal
Account and either used to pay for Units redeemed or distributed on the
Distribution Date following the next semi-annual Record Date.  The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit. The pro rata share of the Interest Account in each Trust will be computed by the Trustee each month as of the Record Date.  For National
Traditional Trusts 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date.
For National Traditional Trust 52 and subsequent National Traditional Trusts,
State Traditional Trust and subsequent State Traditional Trusts and all other
Trusts, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually.  Record Dates are the first day of each month for
Unitholders under the monthly plan of distribution, the first day of March,
June, September and December for quarterly distributions, and the first day of
June and December for semi-annual distributions (for National Traditional Trust
140 and subsequent National Traditional Trusts and all other Trusts, quarterly
Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and
November).  Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect.
Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next
Record Date under the applicable plan of distribution. Unitholders purchasing
Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner.  Unitholders of Trusts having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee.  The notice and any
Certificate(s) must be received by the Trustee not later than the semi-annual
Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date.  Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date.  Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen.  If no notice is received by the Trustee in proper form the Unitholder will be deemed to have elected to continue the same plan. As of the first day of each month the
Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust.  The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust.
Amounts so withdrawn shall not be considered a part of the TrustOs assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts.  The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust.  The TrusteeOs fee takes into account the costs attributable to the outlay of capital needed to make such advances. The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee.  (See
OHow Units May Be Redeemed Without Charge.O) Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholder and are available for use by the
Trustee pursuant to normal banking procedures. ACCUMULATION PLAN
The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Nuveen Municipal Bond Fund, Inc. (the OBond FundO), Nuveen Tax-Free
Reserves, Inc. (OTax-Free ReservesO), Nuveen California Tax-Free Fund, Inc.
(the OCalifornia FundO), Nuveen Tax-Free Bond Fund, Inc. (OTax-Free Bond
FundO), Nuveen Insured Tax-Free Bond Fund, Inc. (the OInsured Bond FundO),
Nuveen Tax-Free Money Market Fund, Inc. (the OMoney Market FundO), the Nuveen
Multistate Tax-Free Trust (the OMultistate TrustO).  Each of these funds
(together, the OAccumulation FundsO) is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge.  (Reinvestment in the
California Fund is available only to Unitholders who are California residents.
Reinvestment in the State Portfolios of the Tax-Free Bond Fund, the Insured
Bond Fund, the Money Market Fund and the Multistate Trust is available only to
Unitholders who are residents of the states for which such portfolios are named.)  Unitholders may reinvest both interest and principal distributions or principal distributions only.  Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts.  The investment adviser to each Accumulation Fund is Nuveen Advisory Corp., a wholly-owned subsidiary of the Sponsor.  The following is a general description of the investment objectives and policies of each Accumulation Fund.  For a more detailed description, Unitholders should read the prospectus of the
Accumulation Fund in which they are interested. THE BOND FUND
The Bond Fund has the objective of providing, through investment in a professionally managed portfolio of long-term municipal bonds, as high a level of current interest income exempt from Federal income tax as is consistent with preservation of capital.  The Bond Fund may include in its portfolio tax-exempt bonds rated Baa or BBB or better by MoodyOs or Standard & PoorOs, unrated bonds which, in the opinion of the investment adviser, have credit characteristics equivalent to bonds rated Baa or BBB or better, and certain temporary investments, including securities the interest income from which may be subject to Federal income tax. TAX-FREE RESERVES
Tax-Free Reserves is a Omoney marketO fund that includes in its portfolio only obligations maturing within one year from the date of acquisition, maintains an average maturity of all investments of 120 days or less, values its portfolio at amortized cost and seeks to maintain a net asset value of $1.00 per share.
It provides check writing and expedited wire redemption privileges for its shareholders.  Tax-Free Reserves has the objective of providing, through investment in a professionally managed portfolio of high quality short-term municipal obligations, as high a level of current interest income exempt from
Federal income tax as is consistent with preservation of capital and the maintenance of liquidity.  Tax-Free Reserves may include in its portfolio municipal obligations rated Aaa, Aa, MIG-1, VMIG-1 or Prime-1 by MoodyOs or
AAA, AA, SP-1 or A-1 by Standard & PoorOs, unrated municipal obligations that, in the opinion of the investment adviser, have credit characteristics equivalent to obligations rated as above, tax-exempt obligations backed by the
U.S. Government, and temporary investments that may be subject to Federal income tax. THE CALIFORNIA FUND
The California Fund has the objective of providing, through investment in professionally managed portfolios of California municipal obligations, as high a level of current interest income exempt from both Federal and California income taxes as is consistent with the investment policies of each of the portfolios of the California Fund and with preservation of capital. Each portfolio of the California Fund may include temporary investments that may be subject to tax.  California Unitholders may reinvest in one of three portfolios of the California Fund:  The Nuveen California Tax-Free Value Fund, the Nuveen
California Insured Tax-Free Value Fund and the Nuveen California Tax-Free Money
Market Fund. The Nuveen California Tax-Free Value Fund invests primarily in long-term investment grade California tax-exempt bonds (i.e., bonds rated in the fourth highest categories by MoodyOs or Standard & PoorOs or, if unrated, that have equivalent credit characteristics).  The Nuveen California Insured
Tax-Free Value Fund invests primarily in the same type of investments as the
Nuveen California Tax-Free Value Fund, each of which is covered by insurance guaranteeing the timely payment of principal and interest or is backed by a deposit of U.S. Government securities. The Nuveen California Tax-Free Money
Market Fund invests primarily in high-quality short term California tax-exempt money market instruments (i.e., obligations rated in the two highest categories by MoodyOs or Standard & PoorOs or, if unrated, that have equivalent credit characteristics).  This portfolio will include only obligations maturing within one year from the date of acquisition, will maintain an average maturity of all investments of 120 days or less, will value its portfolio at amortized cost and will seek to maintain a net asset value of $1.00 per share.  The Nuveen
California Tax-Free Money Market Fund provides for an expedited wire redemption privilege. THE TAX-FREE BOND FUND
The Tax-Free Bond Fund consists of the Nuveen Massachusetts Tax-Free Value
Fund, the Nuveen New York Tax-Free Value Fund, the Nuveen Ohio Tax-Free Value
Fund, and the Nuveen New Jersey Tax-Free Value Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named.  The Tax-Free Bond Fund has the objective of providing, through investment in a professionally managed portfolio of municipal bonds, as high a level of current interest income exempt both from Federal income tax and from the income tax imposed by each portfolioOs designated state as is consistent with preservation of capital.  The Tax-Free Bond Fund may include in each of its portfolios tax-exempt bonds rated Baa or BBB or better; unrated bonds which, in the opinion of the investment adviser, have credit characteristics equivalent to bonds rated Baa or BBB or better; and certain temporary investments, including securities the interest income from which may be subject to Federal and state income tax. THE INSURED BOND FUND
The Insured Bond Fund consists of the Nuveen Insured Municipal Bond Fund, the
Nuveen Massachusetts Insured Tax-Free Value Fund and the Nuveen New York
Insured Tax-Free Value Fund, which are each available for reinvestment to
Unitholders.  (The Massachusetts and New York Portfolios are available only to those Unitholders who are residents of the state for which the portfolio is named.)  The Insured Bond Fund has the objective of providing, through investment in professionally managed portfolios of municipal bonds, as high a level of current interest income exempt from both Federal income tax and, in the case of designated state portfolios, from the income tax imposed by each
portfolioOs designated state, as is consistent with preservation of capital.
The Insured Bond Fund may include in each of its portfolios the same type of investments as the Tax-Free Bond Fund, each of which is covered by insurance guaranteeing the timely payment of principal and interest or is backed by a deposit of U.S. Government securities. THE MONEY MARKET FUND
The Money Market Fund consists of the Nuveen Massachusetts Tax-Free Money
Market Fund and the Nuveen New York Tax-Free Money Market Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named.  The Money Market Fund includes in its portfolios only obligations maturing within one year from the date of acquisition, maintains an average maturity of 120 days or less, values its portfolios at amortized cost and seeks to maintain a net asset value of $1.00 per share.  The Money Market Fund has the objective of providing, through investment in professionally managed portfolios of high quality short-term municipal obligations, as high a level of current interest income exempt both from Federal income tax and from the income tax imposed by each portfolioOs designated state as is consistent with stability of principal and the maintenance of liquidity.  The Money Market Fund may include in each of its portfolios municipal obligations rated Aaa, Aa, MIG-1, MIG-2, VMIG-1, VMIG-2,
Prime 1 or Prime 2 by MoodyOs or AAA, AA, SP-1, SP-2, A-1 or A-2 by Standard &
PoorOs; unrated municipal obligations that, in the opinion of the investment adviser, have credit characteristics equivalent to obligations rated as above;
and temporary investments that may be subject to Federal and state income tax.
THE MULTISTATE TRUST The Multistate Trust consists of the Nuveen Arizona
Tax-Free Value Fund, the Nuveen Florida Tax-Free Value Fund, the Nuveen
Maryland Tax-Free Value Fund, the Nuveen Michigan Tax-Free Value Fund, the
Nuveen New Jersey Tax-Free Value Fund, the Nuveen Pennsylvania Tax-Free Value
Fund and the Nuveen Virginia Tax-Free Value Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named.  The Multistate Trust has the objective of providing, through investment in a professionally managed portfolio of municipal bonds, as high a level of current interest income exempt from both regular Federal income tax and the applicable state personal income tax as is consistent with preservation of capital.  The Multistate Trust may include in each of its portfolios tax-exempt bonds rated OBaaO or OBBBO or better, unrated bonds that, in the opinion of the investment adviser, have credit characteristics equivalent to bonds rated OBaaO or OBBBO or better, limited to no more than 20%
of the Multistate TrustOs assets, and certain temporary investments that may be subject to Federal and state income tax. Each person who purchases Units of a
Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds.  Reinvesting Unitholders may select any interest distribution plan.  Thereafter, each distribution of interest income or principal on the participantOs Units (principal only in the case of a
Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock
Exchange is normally open (Obusiness dayO) if the distribution date is not a business day, automatically be received by Shareholder Services, Inc., transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the
Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date.  All distributions will be reinvested in the
Accumulation Fund chosen and no part thereof will be retained in a separate account.  These purchases will be made without a sales charge. The character of
Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund. DETAILED REPORTS TO UNITHOLDERS
The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year-to-date summary of all distributions paid on said Units.  Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement with respect to such Trust (i) as to the Interest Account:  interest received (including amounts representing interest received upon any disposition of Bonds), and, the percentage of such interest with respect to TrustOs other than State Trusts by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account:  the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year;
(iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.  Each annual statement will reflect pertinent information in respect of all plans of distribution so that
Unitholders may be informed regarding the results of other plans of distribution. UNIT VALUE AND EVALUATION
The value of each Trust is determined by the Sponsor on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the bid prices of the Bonds and (3)
interest accrued thereon not subject to collection, less (1) amounts representing taxes or governmental charges payable out of the Trust and (2) the accrued expenses of the Trust.  The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value (OUnit ValueO) of such Trust.  The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above.  Although the Unit Value of each Trust is based on the bid price of the Bonds, the Units are sold initially to the public at the Public Offering Price based on the offering prices of the Bonds. Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Trusts and with respect to insured Bonds in
Traditional Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds. DISTRIBUTION
OF UNITS TO THE PUBLIC The Sponsor currently intends to maintain a secondary market for Units of each Trust.  (See OMarket for UnitsO below.)  The amount of the dealer concession on secondary market purchases of Trust Units through the
Sponsor will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in OPublic Offering
Price,O and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table: AMOUNT OF PURCHASE*


Years to Maturity
Under $50,000$50,000 to $99,999$100,000 to $249,999$250,000
 to $499,999$500,000 to $999,999$1,000,000 to $2,499,999$2,500,000 to $4

,999,999
$5,000,000 or moreLess than 1000000001 but less than 21.00% .90%
 .85% .80% .7
0% .55% .467% .389%2 but less than 31.30%1.20%1.10%1.00%
 .90% .73% .634% .538%3 but less than 41.60%1.45%1.35%
1.25%1.10% .90% .781%

 .662%4 but less than 52.00%1.85%1.75%1.55%1.40%1.25%1.082%
 .914%5 but less than 72.30%2.15%1.95%1.80%1.65%1.50%1.320%
1.140%7 but l



ess than 102.60%2.45%2.25%2.10%1.95%1.70%1.496%1.292%10
 but less than
 133.00%2.80%2.60%2.45%2.30%2.00%1.747%1.494%13 but less than




163.25%3.15%3.00%2.75%2.50%2.15%1.878%1.60

The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

Registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive Owrap feeO charge is imposed, and bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, and are not entitled to receive any dealer concession for secondary market purchases in which an investor purchases any number of Units at the
Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases
(see OPublic Offering PriceO). Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amount shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as broker-dealer under state law. The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates (OFirmsO) that sell Trust Units or shares of Nuveen Open-End Tax-Free Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the
Nuveen Funds and Trusts.  Reimbursements to the Firm will be based on the number of the FirmOs registered representatives who have sold Fund shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursement under this program will be made by the Sponsor and not by the Funds or Trusts. To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either of $5,000 or 50 Units, whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. OWNERSHIP AND TRANSFER
OF UNITS Ownership of Units is evidenced either by Certificates executed by the Trustee or by book-entry positions recorded on the books and records of the Trustee in accordance with whichever option is available to the dealer through whom the purchase was made. For Trusts included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Trusts, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee.
Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-Entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership. For series allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its corporate trust office in New York City, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred.
Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee.
In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith. The process of registration and delivery the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See OHow Units
May Be Redeemed Without Charge.O) REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity. This indemnification must be in the form of an Open Penalty Bond of Indemnification.  The premium for such an indemnity bond may vary from time to time, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate. MARKET FOR UNITS Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for outstanding Units of each Trust at its own expense and continuously to offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts.  If the supply of Units of any of the
Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their brokers as to current market prices. In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement the Sponsor will purchase Units from the broker or dealer at the bid price into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement. HOW UNITS MAY BE REDEEMED WITHOUT CHARGE Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its corporate trust office in New York City (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such
Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See OOwnership and Transfer of Units.O) No redemption fee will be charged by the Trust, Sponsor or the
Trustee. However, a UnitholderOs financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a UnitholderOs registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any person.  The time a telephone redemption request is received determines the Odate of tenderO as discussed below.  The redemption proceeds will be mailed within three business days following the telephone redemption request.
Only Units held in the name of individuals may be redeemed by telephone;
accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege. On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender (ORedemption PriceO). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units. The Odate of tenderO is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, unless a redemption request is received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day. Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption.  (See OHow Bonds May Be Removed from a Trust.O)  Units so redeemed shall be cancelled.  To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced.  Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price is determined on the basis of the bid prices of the Bonds in each Trust. The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming
UnitholderOs tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the UnitholderOs tax identification number from the selling broker at the time the Certificate or
Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements.
If a UnitholderOs tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this Oback-up withholding.O HOW UNITS MAY BE PURCHASED BY THE SPONSOR
The Trustee will notify the Sponsor of any tender of Units for redemption.  If the SponsorOs bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee.  (See OHow Units May Be Redeemed
Without Charge.O) The SponsorOs current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. HOW BONDS MAY BE REMOVED FROM
THE TRUSTS Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the OSchedule of InvestmentsO in Part Two and
OSelection of Bonds for Deposit in the TrustsO herein for a discussion of call provisions of Bonds in the Trusts. The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture the Sponsor is obligated to provide the Trustee with a current list of Bonds to be sold in such circumstances.  In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust.  Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced. In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds.  If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred.  The Sponsor may also direct the Trustee to liquidate Bonds in a
Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date. Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in the Trust. INFORMATION ABOUT THE TRUSTEE
The Trustee is The Chase Manhattan Bank, N.A., 770 Broadway, New York, New York 10003. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.
In connection with the storage and handling of certain Bonds deposited in the Trusts, the Trustee may use the services of The Depository Trust Company.
These services would include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The
Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934, as amended. LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE
The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct.  The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture. The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.  In addition, the
Indenture contains other customary provisions limiting the liability of the Trustee. SUCCESSOR TRUSTEES AND SPONSORS
The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required promptly to appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Trusts. INFORMATION ABOUT THE SPONSOR John Nuveen & Co. Incorporated, the Sponsor and Underwriter, was founded in
1898 and is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, the Sponsor began sponsoring the Nuveen Tax-Free Unit Trust, and since that time, it has issued more than $30 billion in tax-exempt unit trusts, including over $8 billion in insured trusts. The Sponsor is also principal underwriter of the Nuveen Municipal Bond Fund, Inc., the Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Bond Fund, Inc., Nuveen Insured Tax-Free Bond Fund, Inc. and Nuveen Tax-Free Money Market Fund, Inc., all registered open-end management investment companies, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance
Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen
Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc.,
Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania
Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality
Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured
Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Income Fund, Inc., Nuveen New York Quality Income Municipal Fund,
Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured
Municipal Income Fund, Inc., Nuveen Select Tax Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio,
Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund, Inc.,
Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen
Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen
Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2,
Inc., Nuveen Washington Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $31.5 billion in tax-exempt securities under management. Nationwide, more than 1,000,000 individual investors have purchased NuveenOs tax-exempt trusts and funds. The present corporation was organized in 1967 as a wholly-owned subsidiary of Nuveen Corporation, successor to the original John Nuveen & Co. founded in 1898 as a sole proprietorship and incorporated in 1953. In 1974, John Nuveen & Co. Incorporated became a wholly-owned subsidiary of The St. Paul Companies, Inc., a financial services management company located in St. Paul, Minnesota. On May 19, 1992, common shares comprising a minority interest in The John Nuveen Company (OJNCO), a newly organized corporation which holds all of the shares of Nuveen, were sold to the general public in an initial public offering. St. Paul retains a controlling interest in JNC with over 70% of JNCOs shares. The Sponsor is a member of the National Association of Securities Dealers, Inc. and the
Securities Industry Association and has its principal offices located in
Chicago (333 W. Wacker Drive) and New York (Swiss Bank Tower, 10 East 50th Street). It maintains 14 regional offices. To help advisers and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums.  The Sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor need. The Nuveen Tax-Free Unit Trusts and the Sponsor have adopted a code of ethics which essentially prohibits all Nuveen investment personnel from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Trust's anticipated or actual portfolio transactions, and is designed to assure that the interest of Unitholders is placed before the interest of Nuveen personnel in connection with personal investment transactions. AMENDMENT AND TERMINATION OF INDENTURE
The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in a Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof. A Trust may be liquidated at any time by the written consent of 100%
of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for
National and State Trusts, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts. Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee.  Within a reasonable time thereafter the Trustee shall liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal
Accounts. With such distribution the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable.  At such time as the
Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner. LEGAL OPINION
The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in OTax Status of
UnitholdersO herein.  Carter, Ledyard & Milburn, 2 Wall Street, New York, New
York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Trusts. AUDITORS
The Statement of Condition and the Schedule of Investments for each Trust in a Series and the related Statement of Operations and Statement of Changes in Condition and changes in the Trust Units have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report. DESCRIPTION OF RATINGS (as published by the rating companies) Standard & PoorOs Corporation. A description of the applicable Standard & PoorOs Corporation rating symbols and their meanings follows: A Standard & PoorOs rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & PoorOs from other sources it considers reliable. Standard & PoorOs does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances. The ratings
are based, in varying degrees, on the following considerations: I.	Likelihood
of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the
obligation; II.	Nature of and provisions of the obligation;
III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditorsO rights. AAA - This is the highest rating assigned by Standard & PoorOs to a debt obligation. Capacity to pay interest and repay principal is extremely strong. AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree. A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than bonds in higher rated categories. BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories. Plus (+) or Minus (-): The ratings from OAAO to OBBO may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Provisional Ratings:
The letter OpO indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk. Note
Ratings: A Standard & PoorOs note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. Note rating symbols are as follows:
SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest. Ratings of Insured Trust Units. A Standard & PoorOs rating on the units of an insured investment trust (hereinafter referred to collectively as OunitsO and OtrustsO) is a current assessment of creditworthiness with respect to the investment held by such trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which trust expenses or portfolio asset sales for less than the trust purchase price will reduce payment to the unitholder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor. Units rated OAAAO are composed exclusively of assets that are rated OAAAO by Standard & PoorOs and/or certain short-term investments. Standard & PoorOs defines its AAA rating for such assets as the highest rating assigned by Standard & PoorOs to a debt obligation. Capacity to pay interest and repay principal is very strong.
However, unit ratings may be subject to revision or withdrawal at any time by Standard & PoorOs and each rating should be evaluated independently of any other rating. MoodyOs Investors Service, Inc. A brief description of the applicable MoodyOs Investors Service, Inc. rating symbols and their meanings follows: Aaa - Bonds which are rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as Ogilt edge.O Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances. MoodyOs bond rating symbols may contain numerical modifiers of a generic rating classification.
The modifier 1 indicates that the bond ranks at the high end of its category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during period of economic normalcy, except in instances of oversupply. Con.(-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operated experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Note Ratings:
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Prospectus Part One must be accompanied by Part Two
Sponsor	John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
312/917-7700
Swiss Bank Tower
10 East 50th Street
New York, New York  10022
212/207-2000
Trustee	The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York  10003
800/257-8787
Legal Counsel to Sponsor	Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603
Legal Counsel to Trustee	Carter, Ledyard & Milburn
2 Wall Street
New York, New York  10005
Independent Public	Arthur Andersen LLP
Accountants for the Trust	33 West Monroe Street
Chicago, Illinois  60603
________________________
Except as to statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus. This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Act of 1933, as amended, and to which reference is made. No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplementary sales literature prepared by the Sponsor; and any information or representation not contained herein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trusts are registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any of their Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.


*	Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser. -

                                   SEC FILE NO.  33-64893
                                 40 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 1
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 844           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                         JOHN NUVEEN & CO. INCORPORATED
                               (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)


John Nuveen & Co., Incorporated          Chapman & Cutler
 Attention:  Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                    111 West Monroe Street
 Chicago, Illinois  60606                 Chicago, Illinois  60603
            (Name and complete address of Agents for Service)




An indefinite number of Units has been registered pursuant to Rule 24F-2 promulgated under the Investment Company Act of 1940, as amended. On February 28, 1990, a Rule 24F-2 Notice with respect to this Series was filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective (check appropriate box)


(     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On May  1, 1997 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)


(     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.






          Contents of Post-Effective Amendment
                of Registration Statement


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.


      PAGE   2


Tax-Free Unit Trust


Series 844


New York Insured Trust 245                             34,878.472 Units
Ohio Insured Trust 131                                 34,999.336 Units
Pennsylvania Insured Trust 207                         34,757.795 Units

Prospectus - Part Two
 Revision Date May  1, 1997

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such trust herein.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of February 28, 1997
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee.................The Chase Manhattan Bank, N.A.
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                     New York Insured   Ohio Insured Trust     Pennsylvania
                                                        Trust 245              131          Insured Trust 207
-------------------------------------------------  ------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...............   $    3,490,000      $    3,500,000      $    3,470,000
Number of Units..................................       34,878.472          34,999.336          34,707.795
Fractional Undivided Interest in
  Trust Per Unit.................................   1/  34,878.472      1/  34,999.336      1/  34,707.795
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust........   $    3,295,950      $    3,232,740      $    3,248,781
    Plus Sales Charge <F1>.......................   $      191,067      $      188,142      $      189,079
      Total......................................   $    3,487,017      $    3,420,882      $    3,437,860
    Divided by Number of Units...................   $     99.98         $     97.74         $     99.05
    Plus Cash Per Unit <F2>......................   $(     0.06)        $(     0.00)        $      0.06
    Public Offering Price Per Unit <F3>..........   $     99.92         $     97.74         $     99.11
Redemption Price Per Unit (exclusive of
  accrued interest)..............................   $     94.44         $     92.36         $     93.66
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)................   $     94.44         $     92.36         $     93.66
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.................   $      5.48         $      5.38         $      5.45
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit............   $      5.48         $      5.38         $      5.45
    Par Value Per Unit <F4>......................   $    100.00         $    100.00         $    100.04
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income.......................   $      5.2132       $      5.0058       $      5.1680
    Less Estimated Annual Expense................   $      0.2330       $      0.2357       $      0.2332
    Net Annual Interest Income...................   $      4.9802       $      4.7701       $      4.9348
Daily Rate of Accrual Per Unit...................   $      0.01383      $      0.01325      $      0.01371
Trustee's Annual Fee per $1000 principal (6).....   $      1.5187       $      1.4677       $      1.5345
Estimated Current Return <F5>....................          4.98%               4.88%               4.98%
Estimated Long Term Return <F5>..................          5.11%               5.06%               5.06%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the New York Insured
Trust 245, Ohio Insured Trust 131 and Pennsylvania Insured Trust 207,
respectively, $99.92, $97.74 and $99.11, accrued interest to the settlement date of $.06, $.06 and $.06, for a total price of $99.98, $97.80 and $99.17, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's
Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for New York Insured Trust 245, Ohio Insured Trust 131 and
Pennsylvania Insured Trust 207 will be $1.1987,$1.1477 and $1.2145, under the quarterly distribution option and $1.0087,$0.9577 and $1.0245, under the semi-annual distribution option.



      PAGE   4


                               Essential Information Regarding the Trust(s) on
                                         Date of Deposit (Continued)

General Information

Record Dates ................................................  See "Distributions to Unitholders" in Part One
Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One
Minimum Principal Distribution .............................................................  $0.10 per Unit.
Date Trust Established ....................................................................  January 24, 1996
Mandatory Termination Date ........................  See "Amendment and Termination of Indenture" in Part One
Minimum Value of Trust ............................  See "Amendment and Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee .................................  $0.170 per $1000 principal amount of Bonds


                            NUVEEN TAX-FREE UNIT TRUST
                            NEW YORK INSURED TRUST 245
                                   (Series 844)

                             Statement of Net Assets
                                December 31, 1996

Assets:
     Investments in municipal securities,
       at market value (Cost $3,372,006) (Note 1) ............... $   3,294,456
     Accrued interest receivable ................................        48,978
     Organizational Costs (Note 1) ..............................         4,293
                                                                  --------------

               Total assets ..................................... $   3,347,727
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      35,299
     Accrued trustee and evaluator fees .........................           952
                                                                  --------------

               Total liabilities ................................ $      36,251
                                                                  --------------

               Net assets, applicable to 34,878 units of
                 fractional undivided interest outstanding ...... $   3,311,476
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,556,321
       Less initial underwriting commission (Note 1) ............  (    174,245)
                                                                  --------------
                                                                  $   3,382,076
     Less cost of 122 units redeemed ............................  (     11,559)
                                                                  --------------
                                                                  $   3,370,517
     Undistributed net investment income ........................        19,064
     Unrealized appreciation (depreciation) of investments ......  (     77,550)
     Accumulated net realized gain (loss) from
       investment transactions ..................................  (        555)
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,311,476
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      25,858        $   94.40     $    .44        $  94.84
     Quarterly................       3,168            94.40          .86           95.26
     Semi-Annual..............       5,852            94.40          .86           95.26
                                ---------------  ============  ==============  ===========
                                    34,878
                                ===============



See accompanying notes to financial statements.


                       NUVEEN TAX-FREE UNIT TRUST
                       NEW YORK INSURED TRUST 245
                              (Series 844)

           Statements of Operations and Changes in Net Assets


                                                            Period
                                                         January 24,
                                                           1996 to
                                                         December 31,
                                                             1996
                                                       ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       170,635
                                                       ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         6,172
    Evaluator fees ..................................              556
                                                       ----------------

        Total expenses ..............................  $         6,728
                                                       ----------------

            Net investment income ...................  $       163,907
                                                       ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $(          555)
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       77,550)
                                                       ----------------

            Net gain (loss) on investments ..........  $(       78,105)
                                                       ----------------

Net increase (decrease) in net assets
    from operations .................................  $        85,802
                                                       ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       163,907
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................   (          555)
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       77,550)
                                                       ----------------

      Net increase (decrease) in net assets
        from operations .............................  $        85,802
                                                       ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      144,843)
  Proceeds from investment transactions .............                0
                                                       ----------------

      Total distributions to unitholders ............  $(      144,843)
                                                       ----------------

Redemption of 122 units .............................  $(       11,559)
                                                       ----------------

Total increase (decrease) in net assets .............  $(       70,600)

Net assets at beginning of year .....................        3,382,076
                                                       ----------------
Net assets at end of year (including
  undistributed net investment income of
 $19,064) ...........................................  $     3,311,476
                                                       ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 245
                                                            (Series 844)

                                                      Schedule of Investments
                                                         December 31, 1996

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    500,000        Dormitory Authority of the State of New York,        2004 at 102         AAA        Aaa     $    486,360
                     University of Rochester, Strong Memorial Hospital
                     Revenue Bonds, Series 1994, 5.500% Due 7/1/2021.
                     (Original issue discount bonds delivered on or
                     about March 30, 1994 at a price of 93.750% of
                     principal amount.)

     495,000        Dormitory Authority of the State of New York, State  2004 at 100         AAA        Aaa          494,193
                     University Educational Facilities Revenue Bonds,
                     Series 1994B, 5.750% Due 5/15/2024. (Original
                     issue discount bonds delivered on or about
                     September 13, 1994 at a price of 91.125% of
                     principal amount.)

     495,000        New York Local Government Assistance Corporation (A  2004 at 101.5       AAA        Aaa          481,145
                     Public Benefit Corporation of the State of New
                     York), Series 1994A Bonds, 5.500% Due 4/1/2023.

     500,000        New York State Medical Care Facilities Finance       2005 at 102         AAA        Aaa          507,615
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1995 Series A, (General
                     Obligation Bonds.) 6.000% Due 2/15/2025.

     500,000        County of Broome, New York, Certificates of          2004 at 102         AAA        Aaa          472,705
                     Participation (Public Safety Facility), Series
                     1994, 5.250% Due 4/1/2022.

     250,000        The City of New York (New York), General Obligation  No Optional Call    AAA        Aaa          112,835
                     Bonds, Fiscal 1994 Series A, Subseries A-2, 0.000%
                     Due 8/1/2011. (Original issue discount bonds
                     delivered on or about August 2, 1993 at a price of
                     34.811% of principal amount.)

     250,000        The City of New York, New York, General Obligation   2005 at 101         AAA        Aaa          252,848
                     Bonds, Fiscal 1996 Series D, 6.000% Due 2/15/2020.

     500,000        New York City (New York), Municipal Water Finance    2004 at 101         AAA        Aaa          486,755
                     Authority, Water and Sewer System Revenue Bonds,
                     Fixed Rate Fiscal 1994 Series B, 5.500% Due
                     6/15/2019.

------------                                                                                                    ------------
$  3,490,000                                                                                                    $  3,294,456
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE   8


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 245
                                                            (Series 844)

Schedule of Investments
                                                         December 31, 1996



------------------------------------------------------------------------------------------------------------------------------------
Three Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax Supported Revenue,  1; College and University Revenue,
2; Municipal Lease Revenue,  1; Water And/or Sewer Revenue,  1.

Approximately 29% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of College and University Revenue.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 36% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 8 obligations issued by entities located in New York.


                            NUVEEN TAX-FREE UNIT TRUST
                              OHIO INSURED TRUST 131
                                   (Series 844)

                             Statement of Net Assets
                                December 31, 1996

Assets:
     Investments in municipal securities,
       at market value (Cost $3,329,086) (Note 1) ............... $   3,239,292
     Accrued interest receivable ................................        41,778
     Organizational Costs (Note 1) ..............................         4,293
                                                                  --------------

               Total assets ..................................... $   3,285,363
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      23,033
     Accrued trustee and evaluator fees .........................           925
                                                                  --------------

               Total liabilities ................................ $      23,958
                                                                  --------------

               Net assets, applicable to 34,999 units of
                 fractional undivided interest outstanding ...... $   3,261,405
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,500,601
       Less initial underwriting commission (Note 1) ............  (    171,515)
                                                                  --------------
                                                                  $   3,329,086
     Less cost of 1 units redeemed ..............................  (         58)
                                                                  --------------
                                                                  $   3,329,028
     Undistributed net investment income ........................        22,171
     Unrealized appreciation (depreciation) of investments ......  (     89,794)
     Accumulated net realized gain (loss) from
       investment transactions ..................................             0
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,261,405
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      16,441        $   92.55     $    .42        $  92.97
     Quarterly................       6,623            92.55          .82           93.37
     Semi-Annual..............      11,935            92.55          .82           93.37
                                ---------------  ============  ==============  ===========
                                    34,999
                                ===============



See accompanying notes to financial statements.


                       NUVEEN TAX-FREE UNIT TRUST
                         OHIO INSURED TRUST 131
                              (Series 844)

           Statements of Operations and Changes in Net Assets


                                                            Period
                                                         January 24,
                                                           1996 to
                                                         December 31,
                                                             1996
                                                       ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       164,011
                                                       ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         5,722
    Evaluator fees ..................................              557
                                                       ----------------

        Total expenses ..............................  $         6,279
                                                       ----------------

            Net investment income ...................  $       157,732
                                                       ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $             0
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       89,794)
                                                       ----------------

            Net gain (loss) on investments ..........  $(       89,794)
                                                       ----------------

Net increase (decrease) in net assets
    from operations .................................  $        67,938
                                                       ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       157,732
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................                0
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       89,794)
                                                       ----------------

      Net increase (decrease) in net assets
        from operations .............................  $        67,938
                                                       ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      135,561)
  Proceeds from investment transactions .............                0
                                                       ----------------

      Total distributions to unitholders ............  $(      135,561)
                                                       ----------------

Redemption of 1 units ...............................  $(           58)
                                                       ----------------

Total increase (decrease) in net assets .............  $(       67,681)

Net assets at beginning of year .....................        3,329,086
                                                       ----------------
Net assets at end of year (including
  undistributed net investment income of
 $22,171) ...........................................  $     3,261,405
                                                       ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                       OHIO INSURED TRUST 131
                                                            (Series 844)

                                                      Schedule of Investments
                                                         December 31, 1996

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    500,000        Ohio Air Quality Development Authority, State of     2004 at 102         AAA        Aaa     $    485,865
                     Ohio, Collateralized Air Quality Development
                     Revenue Refunding Bonds, 1994 Series B (The
                     Cincinnati Gas & Electric Company Project), 5.450%
                     Due 1/1/2024.

     250,000        City of Cleveland, Ohio, Public Power System First   No Optional Call    AAA        Aaa           99,535
                     Mortgage Revenue Bonds, Series 1994A, 0.000% Due
                     11/15/2013. (Original issue discount bonds
                     delivered on or about November 22, 1994 at a price
                     of 26.429% of principal amount.)

     295,000        City of Dayton, Ohio, Airport Revenue Refunding      2005 at 101         AAA        Aaa          284,536
                     Bonds, Series 1995 (James M. Cox Dayton
                     International Airport), 5.250% Due 12/1/2015.

     500,000        County of Lucas, Ohio, Hospital Improvement and      2003 at 102         AAA        Aaa          458,695
                     Refunding Revenue Bonds, Series 1993 (The Toledo
                     Hospital), 5.000% Due 11/15/2022. (Original issue
                     discount bonds delivered on or about July 29, 1993
                     at a price of 91.402% of principal amount.)

     500,000        County of Mahoning, Ohio, Hospital Improvement       2005 at 102         AAA        Aaa          485,595
                     Revenue Bonds, Series 1995 (Western Reserve Care
                     System Project), 5.500% Due 10/15/2025.

     500,000        Marysville (Ohio), Exempted Village School           2005 at 101         AAA        Aaa          501,860
                     District, General Obligation School Improvement
                     Bonds, 5.750% Due 12/1/2023.

     455,000        The University of Toledo (A State University of      2004 at 102         AAA        Aaa          435,476
                     Ohio), General Receipts Bonds, Series 1994, 5.350%
                     Due 6/1/2025.

     500,000        Commonwealth of Puerto Rico, Public Improvement      2005 at 101.5       AAA        Aaa          487,730
                     Bonds of 1995 (General Obligation Bonds.), 5.375%
                     Due 7/1/2022. (Original issue discount bonds
                     delivered on or about May 4, 1995 at a price of
                     93.916% of principal amount.)

------------                                                                                                    ------------
$  3,500,000                                                                                                    $  3,239,292
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  12


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                       OHIO INSURED TRUST 131
                                                            (Series 844)

Schedule of Investments
                                                         December 31, 1996



------------------------------------------------------------------------------------------------------------------------------------
Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: College and University Revenue,  1; Electrical System Revenue,  2;
Health Care Facility Revenue,  2; Transportation Facility Revenue,  1.

Approximately 21% and 29% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Electrical System Revenue and Health Care Facility Revenue, respectively.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 36% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 7 obligations issued by entities located in Ohio and 1 obligation(s) issued by entities located in Puerto Rico.


                            NUVEEN TAX-FREE UNIT TRUST
                          PENNSYLVANIA INSURED TRUST 207
                                   (Series 844)

                             Statement of Net Assets
                                December 31, 1996

Assets:
     Investments in municipal securities,
       at market value (Cost $3,352,204) (Note 1) ............... $   3,279,562
     Accrued interest receivable ................................        51,117
     Organizational Costs (Note 1) ..............................         4,131
                                                                  --------------

               Total assets ..................................... $   3,334,810
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      55,996
     Accrued trustee and evaluator fees .........................           975
                                                                  --------------

               Total liabilities ................................ $      56,971
                                                                  --------------

               Net assets, applicable to 34,758 units of
                 fractional undivided interest outstanding ...... $   3,277,839
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,524,910
       Less initial underwriting commission (Note 1) ............  (    172,706)
                                                                  --------------
                                                                  $   3,352,204
     Less cost of 242 units redeemed ............................  (     22,639)
                                                                  --------------
                                                                  $   3,329,565
     Undistributed net investment income ........................        20,916
     Unrealized appreciation (depreciation) of investments ......  (     72,642)
     Accumulated net realized gain (loss) from
       investment transactions ..................................             0
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,277,839
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      20,830        $   93.70     $    .43        $  94.13
     Quarterly................       6,280            93.70          .85           94.55
     Semi-Annual..............       7,648            93.70          .85           94.55
                                ---------------  ============  ==============  ===========
                                    34,758
                                ===============



See accompanying notes to financial statements.


                       NUVEEN TAX-FREE UNIT TRUST
                     PENNSYLVANIA INSURED TRUST 207
                              (Series 844)

           Statements of Operations and Changes in Net Assets


                                                            Period
                                                         January 24,
                                                           1996 to
                                                         December 31,
                                                             1996
                                                       ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       169,385
                                                       ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         6,057
    Evaluator fees ..................................              557
                                                       ----------------

        Total expenses ..............................  $         6,614
                                                       ----------------

            Net investment income ...................  $       162,771
                                                       ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $             0
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       72,642)
                                                       ----------------

            Net gain (loss) on investments ..........  $(       72,642)
                                                       ----------------

Net increase (decrease) in net assets
    from operations .................................  $        90,129
                                                       ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       162,771
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................                0
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       72,642)
                                                       ----------------

      Net increase (decrease) in net assets
        from operations .............................  $        90,129
                                                       ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      141,855)
  Proceeds from investment transactions .............                0
                                                       ----------------

      Total distributions to unitholders ............  $(      141,855)
                                                       ----------------

Redemption of 242 units .............................  $(       22,639)
                                                       ----------------

Total increase (decrease) in net assets .............  $(       74,365)

Net assets at beginning of year .....................        3,352,204
                                                       ----------------
Net assets at end of year (including
  undistributed net investment income of
 $20,916) ...........................................  $     3,277,839
                                                       ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   PENNSYLVANIA INSURED TRUST 207
                                                            (Series 844)

                                                      Schedule of Investments
                                                         December 31, 1996

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    500,000        Allegheny County Hospital Development Authority      2005 at 102         AAA        Aaa     $    473,325
                     (Pennsylvania), Health Center Revenue Bonds,
                     Series of 1995 (University of Pittsburgh Medical
                     Center System), 5.375% Due 12/1/2025.

     500,000        Bucks County Technical School Authority, Bucks       2006 at 100         AAA        Aaa          486,770
                     County, Pennsylvania, School Revenue Bonds, Series
                     1995, 5.375% Due 8/15/2015.

     500,000        The Cambria County Industrial Development Authority  2005 at 102         AAA        Aaa          502,210
                     (Pennsylvania), Pollution Control Revenue
                     Refunding Bonds, 1995 Series A (Pennsylvania
                     Electric Company Project), 5.800% Due 11/1/2020.

     500,000        Chester County (Pennsylvania), Health and Education  2004 at 102         AAA        Aaa          491,145
                     Facilities Authority, Health System Revenue Bonds,
                     Series A of 1994 (Main Line Health System), 5.500%
                     Due 5/15/2015.

     500,000        City of Philadelphia, Pennsylvania, Water and        2005 at 102         AAA        Aaa          493,130
                     Wastewater Revenue Bonds, Series 1995, 5.600% Due
                     8/1/2018.

     280,000        Pittsburgh (Pennsylvania), Water and Sewer           2005 at 100         AAA        Aaa          277,875
                     Authority, Water and Sewer System First Lien
                     Revenue Bonds, Series A of 1995, 5.650% Due
                     9/1/2025.

     220,000        Municipal Authority of Westmoreland County           No Optional Call    AAA        Aaa           67,377
                     (Westmoreland County, Pennsylvania), Municipal
                     Service Revenue Bonds, Series C of 1993, 0.000%
                     Due 8/15/2017. (Original issue discount bonds
                     delivered on or about November 9, 1993 at a price
                     of 26.295% of principal amount.) (Escrow Secured.)

     500,000        Commonwealth of Puerto Rico, Public Improvement      2005 at 101.5       AAA        Aaa          487,730
                     Bonds of 1995 (General Obligation Bonds.), 5.375%
                     Due 7/1/2022. (Original issue discount bonds
                     delivered on or about May 4, 1995 at a price of
                     93.916% of principal amount.)

------------                                                                                                    ------------
$  3,500,000                                                                                                    $  3,279,562
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  16


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   PENNSYLVANIA INSURED TRUST 207
                                                            (Series 844)

Schedule of Investments
                                                         December 31, 1996



------------------------------------------------------------------------------------------------------------------------------------
One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof.  Payment of principal and interest on one Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Electrical System
Revenue,  1; Health Care Facility Revenue,  2; Municipal Lease Revenue,  1;
Water And/or Sewer Revenue,  2.

Approximately 29% and 22% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue and Water And/or Sewer
Revenue, respectively.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 21% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 7 obligations issued by entities located in Pennsylvania and 1 obligation(s) issued by entities located in Puerto Rico.

Notes To Financial Statements

1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - Each Trust (and therefore Unitholders)deposited on or after July 25, 1995 will bear all or a portion of the estimated organizational costs which will be deferred and amortized over five years from the Initial Date of Deposit.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
 Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.  Operating Expenses:
     See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.

4.  Use of Estimates:
     The Preparation of the Trust's financial statements in conformity with generally accepted accounting principles requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Notes To Schedule(s) Of Investments


1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
 Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features. (See Part One, "Selection of Bonds for Deposit in the Trusts.")
 The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.") 2. The ratings shown are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Tax-Free Unit Trust, Series 844:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Free Unit Trust, Series 844 (comprising, New York Insured Trust 245, Ohio Insured Trust 131 and Pennsylvania Insured Trust 207), as of December 31, 1996 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of December 31, 1996 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Free Unit Trust, Series 844, as of December 31, 1996, the results of their operations and changes in their net assets for the periods indicated on the face of the financial statements, in conformity with generally accepted accounting principles.

                       ARTHUR ANDERSEN LLP



Chicago, Illinois,
April 15, 1997.

Prospectus

Part Two must be accompanied by Part One


Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312.917.7700


                             Swiss Bank Tower
                              10 East 50th Street
                              New York, New York 10022
                              212.207.2000


Trustee                      The Chase Manhattan Bank
                              4 New York Plaza
                              New York, New York 10004-2413
                               800.257.8787


Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois  60603


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005


Independent                  Arthur Andersen LLP
 Public Accountants           33 West Monroe Street
 for the Trust                Chicago, Illinois  60603



Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Statement of differences between electronic filing and printed document. Pursuant to Rule 499(C) (7) under the Securities Act of 1933 and Rule 0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which
it is filed and the printed form in which it will be circulated:      (1) The
printed and distributed Prospectus may be paged differently because the printed document may contain a different amount of information on each page
from that contained in the electronic transmission.      (2) In the printed
document, footnote symbols may include a "Dagger" or multiple "Dagger". The "Dagger" symbol is represented as # in the electronic document.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this April 18, 1997.

                                      Nuveen Tax-Free Unit Trust
              Series 844

                                      By/S/Larry W. Martin
                                            Vice President




                                      By/S/Gifford R. Zimmerman
                                            Assistant Secretary
                                                    or
By/S/Morrison Warren
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                                     *Title        Date


Timothy R. Schwertfeger      Chairman, Board of Directors and Chief
                              Executive Officer


Anthony T. Dean              President, Chief Operating Officer and Director


O. Walter Renfftlen          Vice President and Controller (Principal
                              Accounting Officer)
 John P. Amboian              Executive Vice President
(Chief Financial Officer)

                                                       ______________________
                                                         /s/ Larry W.  Martin

                                                         Attorney-in-Fact**


     *The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, The Sponsor.

    **An executed copy of each of the related Powers of Attorney has been filed with the Securities and Exchange Commission with the Amendment to the Registration Statement on Form S-6 of the Nuveen Tax-Exempt Unit Trust, Series 671 (File No. 33-49175). The aforesaid Powers of Attorney are incorporated herein by this reference.









                       Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                        *Arthur Andersen LLP


Chicago, Illinois